Exhibit 10.4

AMENDED AND RESTATED CREDIT AGREEMENT

dated as of November 8, 2018

among

SUNNOVA LAP HOLDINGS, LLC, SUNNOVA LAP I, LLC, SUNNOVA LAP II, LLC,

as Borrowers

SUNNOVA SSA MANAGEMENT, LLC,

as Manager

SUNNOVA SSA MANAGEMENT, LLC,

as Servicer

SUNNOVA ASSET PORTFOLIO 7 HOLDINGS, LLC

as Seller

CREDIT SUISSE AG, NEW YORK BRANCH,

as Administrative Agent for the financial institutions

that may from time to time become parties hereto as Lenders

LENDERS

from time to time party hereto

FUNDING AGENTS

from time to time party hereto

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Paying Agent

and

U.S. BANK NATIONAL ASSOCIATION,

as Custodian

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

-i-

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

-ii-

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

-iii-

SCHEDULE I	—	Eligibility Criteria
SCHEDULE II	—	Lockbox Bank, Lockbox Accounts, the Collection Account, the Inverter Replacement Reserve Account, the Liquidity Reserve Account, the Cash Trap Reserve Account, Borrowers’ Account, Takeout Transaction Account and Loan Proceeds Account
SCHEDULE III	—	Material Contracts and Other Commitments of the Borrower
SCHEDULE IV	—	Scheduled Host Customer Payments
SCHEDULE V	—	Scheduled Outstanding Class A Advance Balance
EXHIBIT A	—	Defined Terms
EXHIBIT B-1	—	Form of Funding Certificate
EXHIBIT B-2	—	Form of Notice of Borrowing
EXHIBIT C	—	Form of Substitution Certificate
EXHIBIT D-1	—	Form of Class A Loan Note
EXHIBIT D-2	—	Form of Class B Loan Note
EXHIBIT E	—	[Reserved]
EXHIBIT F	—	Form of Assignment

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

-iv-

AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) is entered into as of November 8, 2018, by and among SUNNOVA LAP HOLDINGS, LLC, a Delaware limited liability company (“SSA SPV1”), SUNNOVA LAP I, LLC, a Delaware limited liability company (“SSA SPV2”), and SUNNOVA LAP II, LLC, a Delaware limited liability company (“SSA SPV3” and together with SSA SPV1 and SSA SPV2, each a “Borrower” and, collectively, “Borrowers”), SUNNOVA SSA MANAGEMENT, LLC, a Delaware limited liability company, as manager (in such capacity, the “Manager”), SUNNOVA SSA MANAGEMENT, LLC, a Delaware limited liability company, as servicer (in such capacity, the “Servicer”), SUNNOVA ASSET PORTFOLIO 7 HOLDINGS, LLC, a Delaware limited liability company (the “Seller”), the financial institutions from time to time parties hereto (each such financial institution (including any Conduit Lender), a “Lender” and collectively, the “Lenders”), each Funding Agent representing a group of Lenders, CREDIT SUISSE AG, NEW YORK BRANCH (“CSNY”), as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders, WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Paying Agent (in such capacity, the “Paying Agent”), and U.S. BANK NATIONAL ASSOCIATION, as Custodian (as defined below).

RECITALS

WHEREAS, the Borrowers, Manager, Servicer, Seller, Lender, Administrative Agent, Paying Agent and Custodian entered into that certain Credit Agreement dated as of April 19, 2017 (as amended, modified, extended and/or restated from time to time prior to the date hereof, the “Original Credit Agreement”);

WHEREAS, the Borrowers have requested that the Lenders provide financing for their acquisition of the Eligible Solar Assets (as defined herein);

WHEREAS, the Borrowers have requested that, upon the satisfaction of all conditions in Section 3.1 hereof, the date hereof shall be the Maturity Date (as defined in the Original Credit Agreement), all Commitments (as defined in the Original Credit Agreement) shall be terminated, and all outstanding Original Obligations (other than contingent liabilities for which no claims have been asserted and obligations under the Original Parent Guaranty) shall be extinguished in full; and WHEREAS, in order to give effect to and in addition to the foregoing, the Borrowers have requested, among other things, that the Lender, Administrative Agent, Paying Agent and Custodian agree to amend, restate and replace the terms of the Original Credit Agreement in its entirety, and the Lenders are willing to provide financing for the acquisition of the Eligible Solar Assets, upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereto agree as follows:

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

ARTICLE I

CERTAIN DEFINITIONS

Section 1.1 Certain Definitions. Capitalized terms used but not otherwise defined herein have the meanings given to them in Exhibit A attached hereto.

Section 1.2 Computation of Time Periods. In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including,” the words “to” and “until” each means “to but excluding” and the word “through” means “through and including.”

Section 1.3 Construction. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (A) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth therein), (B) any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns, (C) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (D) all references herein to Sections, Schedules and Exhibits shall be construed to refer to Sections of, and Schedules and Exhibits to, this Agreement, (E) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all real property, tangible and intangible assets and properties, including cash, securities, accounts and contract rights, and interests in any of the foregoing, (F) any reference to a statute, rule or regulation is to that statute, rule or regulation as now enacted or as the same may from time to time be amended, re-enacted or expressly replaced and (G) “or” is not exclusive.

Section 1.4 Accounting Terms. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the audited financial statements, except as otherwise specifically prescribed herein.

ARTICLE II

AMOUNTS AND TERMS OF THE ADVANCES

Section 2.1 Establishment of the Credit Facility. On the Closing Date, and subject to and upon the terms and conditions set forth in this Agreement and the other Transaction

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Documents, the Administrative Agent and the Lenders agree to establish the credit facility set forth in this Agreement for the joint and several benefit of the Borrowers.

Section 2.2 The Advances. (A) On the Closing Date, each Conduit Lender may, in its sole discretion, and each Non-Conduit Lender shall, if the Conduit Lender in its related Lender Group elects, in its sole discretion, not to make such loan or if there is no Conduit Lender in its related Lender Group, make a loan (each such loan, a “Class A Advance”) to the Borrowers in an amount, for each Lender Group, equal to its Class A Lender Group Percentage of the aggregate Class A Advances requested by the Borrower pursuant to Section 2.4; provided that the Class A Advances made by any Lender Group shall not exceed its Class A Lender Group Percentage of the Class A Closing Date Funding Amount. If the total Class A Closing Date Funding Amount is not drawn on the Closing Date, the undrawn amount shall automatically be cancelled.

(B) On the Closing Date, each Conduit Lender may, in its sole discretion, and each Non-Conduit Lender shall, if the Conduit Lender in its related Lender Group elects, in its sole discretion, not to make such loan or if there is no Conduit Lender in its related Lender Group, make a loan (each such loan, a “Class B Advance”) to the Borrowers in an amount, for each Lender Group, equal to its Class B Lender Group Percentage of the aggregate Class B Advances requested by the Borrower pursuant to Section 2.4; provided that the Class B Advances made by any Lender Group shall not exceed its Class B Lender Group Percentage of the Class B Closing Date Funding Amount. Notwithstanding the foregoing, if the total Class B Closing Date Funding Amount is not drawn on the Closing Date, the undrawn amount shall automatically be cancelled.

Section 2.3 Use of Proceeds. On the Closing Date, the Seller shall acquire the Solar Assets from the Assignors, pursuant to the Assignment Agreements and shall thereafter transfer each acquired Solar Asset to the applicable Borrower pursuant to the Sale and Contribution Agreement. Proceeds of the Advances shall only be used by the Borrowers to (i) purchase Solar Assets from the Seller under the Sale and Contribution Agreement, (ii) make deposits into the Liquidity Reserve Account (up to the Liquidity Reserve Account Floor Amount) on the Closing Date, and (iii) pay certain fees and expenses incurred in connection with establishment of the credit facility set forth in this Agreement.

Section 2.4 Making the Advances. (A) The Borrower Representative shall request that the Lenders make Advances by the delivery to the Administrative Agent, each Funding Agent and the CS Conduit Lender, not later than 1:00 P.M. (New York City time) two (2) Business Days prior to the Closing Date, of a written notice of such request substantially in the form of Exhibit B-2 attached hereto (the “Notice of Borrowing”) together with a duly completed Funding Certificate signed by a Responsible Officer of the Borrower Representative. The Notice of Borrowing shall be irrevocable when delivered and once received, each Lender Group will make available to the account of the Borrowers, in immediately available funds, the amount of such Advances to be made by such Lender Group on the Closing Date.

(A) The Notice of Borrowing shall specify (i) the aggregate amount of Class A Advances requested together with the allocated amount of Class A Advances to be paid by each Class A Lender Group based on its respective Class A Lender Group Percentage or (ii) the aggregate amount of Class B Advances requested together with the allocated amount of Class B Advances to be paid by each Class B Lender Group based on its respective Class B Lender Group

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Percentage, and in each case, the amount of Class A Advances and Class B Advances allocable to each Borrower.

(B) Upon a determination by the Administrative Agent that all conditions precedent to the Advances to be made on the Closing Date set forth in Article III have been satisfied or otherwise waived, each Lender shall pay the amount of its Advance by wire transfer of such funds to the Borrowers’ Account no later than 4:00 P.M. (New York City time) on the Closing Date.

Section 2.5 Fees.

(A) Manager Fee. The Borrowers shall pay the Manager Fee to the initial Manager and after the resignation or replacement of the initial Manager, the Borrowers shall pay the Manager Fee to a Successor Manager appointed in accordance with the Management Agreement.

(B) Servicer Fee. The Borrowers shall pay the Servicer Fee to the initial Servicer and after the resignation or replacement of the initial Servicer, the Borrowers shall pay the Servicer Fee to a Successor Servicer, which may be the Back-Up Servicer, appointed in accordance with the Servicing Agreement.

(C) Back-Up Servicer Fee. The Borrower shall pay the Back-Up Servicer Fee to the Back-Up Servicer until such time as the Back-Up Servicer becomes the Successor Servicer in accordance with the Servicing Agreement; provided, that to the extent the Back-Up Servicer becomes the Successor Servicer, the Back-Up Servicer shall be paid a fee at such times and in the same order of priority established pursuant to Section 2.6(B) for the payment of the Back-Up Servicer Fee, which fee shall be an amount agreed upon between the Administrative Agent and the Back-Up Servicer and shall equal at least fifty percent of the Back-Up Servicer Fee.

(D) Custodial Fee. The Borrowers shall pay to the Custodian the Custodial Fee.

(E) Paying Agent Fee. The Borrowers shall pay to the Paying Agent the Paying Agent Fee.

(F) Payment of Fees. The fees set forth in Section 2.5(A), (B), (C), (D) and (E) shall be payable on each Payment Date by the Borrowers from Distributable Collections as set forth in and in the order of priority established pursuant to Section 2.6(B). Notwithstanding anything to the contrary herein or in any Transaction Document, the fees referred to in this Section 2.5 shall not constitute “Confidential Information.”

Section 2.6 Repayment of the Advances. (A) Notwithstanding any other provision to the contrary, the outstanding principal balance of the Advances and the other Obligations owing under this Agreement, together with all accrued but unpaid interest thereon, shall be due and payable, if not due and payable earlier, on the Maturity Date.

(A) On any Business Day, the Borrower Representative may direct the Paying Agent to, and on each Payment Date, the Borrower Representative shall direct the Paying Agent to, subject to Section 2.6(D), apply amounts on deposit in the Collection Account (including (x)(1) (a) Collections deposited therein during the related Collection Period and (b) any amounts due during the related Collection Period but deposited into the Collection Account within ten (10)

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Business Days after the end of such Collection Period that the Servicer (at its option) has determined (with written notice thereof to the Paying Agent (with a copy to the Administrative Agent, the Borrower Representative and the Back-Up Servicer)) to be treated as if such amounts were on deposit in the Collection Account as of the end of such Collection Period, (2) amounts deposited therein from the Liquidity Reserve Account, the Inverter Replacement Reserve Account or the Cash Trap Reserve Account, in each case in accordance with Section 8.2 or (3) any amounts deposited therein by the Seller or the Parent pursuant to the Sale and Contribution Agreement or the Parent Guaranty, respectively, but (y) excluding Collections deposited therein in the current Collection Period except as necessary to make distributions pursuant to clauses (i) through (vii) or as otherwise determined by the Servicer pursuant to clause (x)(1)(b) above) (the “Distributable Collections”), to the Obligations in the following order of priority based solely on information contained in (I) with respect to any Payment Date, the Quarterly Servicer Report for such related Collection Period or, if no Quarterly Servicer Report is provided, solely as directed in writing by the Administrative Agent or (II) with respect to any other Business Day, including the date of closing for a Takeout Transaction, on which the Borrower Representative requests an application and distribution of funds in the Collection Account (and/or Takeout Transaction Account, if applicable), an interim Quarterly Servicer Report or such other report in form and substance reasonably satisfactory to the Administrative Agent (as confirmed by the Administrative Agent via an email sent to the Paying Agent) and the Paying Agent relating to the Distributable Collections and proceeds of a Takeout Transaction, if applicable, that is delivered by the Servicer (which the Servicer hereby agrees to deliver at the request of the Administrative Agent):

(i) first (Taxes), to the Servicer for the payment to the appropriate taxing authorities, the amount of sales, use and property taxes required to be paid with respect to the PV Systems owned by the Borrowers or franchise taxes owed by the Borrowers prior to the next Payment Date and for which funds have not previously been withdrawn from the Collection Account; provided that taxes paid and to be paid pursuant to this subclause (i) shall include only those accrued after the Closing Date;

(ii) second (Service Providers), ratably, (a) to the Paying Agent (1) the Paying Agent Fee and (2)(x) any accrued and unpaid Paying Agent Fees with respect to prior Payment Dates plus (y) out-of-pocket expenses and indemnities of the Paying Agent incurred and not reimbursed in connection with its obligations and duties under this Agreement; (b) to the Back-Up Servicer (1) the Back-Up Servicer Fee and (2)(x) any accrued and unpaid Back-Up Servicer Fees with respect to prior Payment Dates plus (y) out-of-pocket expenses and indemnities of the Back-Up Servicer; and (3) any accrued and unpaid transition costs, in each case, pursuant to the Transaction Documents; provided that the aggregate payments to the Paying Agent and the Back-Up Servicer as reimbursement for clauses (a)(2)(y) and (b)(2)(y) will be limited to $50,000 per calendar year so long as no Event of Default has occurred pursuant to this Agreement (unless otherwise approved by the Majority Lenders and, if such reimbursement amount is to be increased, the Majority Class B Lenders (the approval of the Majority Class B Lenders not to be unreasonably withheld, conditioned or delayed if otherwise approved by the Majority Lenders); provided that if the Majority Class B Lenders have not affirmatively disapproved such increase in writing within five (5) Business Days of receiving notice of such increase and the Majority Lenders have otherwise approved such increase, such increase shall be deemed approved); provided that the aggregate payments to the Back-Up Servicer as reimbursement for clause

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(3) will be limited to $150,000 per transition occurrence and $300,000 in the aggregate (unless otherwise approved by the Majority Lenders and, if such reimbursement amount is to be increased, the Majority Class B Lenders (the approval of the Majority Class B Lenders not to be unreasonably withheld, conditioned or delayed if otherwise approved by the Majority Lenders); provided that if the Majority Class B Lenders have not affirmatively disapproved such increase in writing within five (5) Business Days of receiving notice of such increase and the Majority Lenders have otherwise approved such increase, such increase shall be deemed approved); and (c) to the Custodian, the Custodial Fee for such Payment Date;

(iii) third (Hedge Agreement Payments), to the Qualifying Hedge Counterparty under each Hedge Agreement, the payment of all amounts which are due and payable by the applicable Borrower to such Qualifying Hedge Counterparty on such date (other than fees, expenses, termination payments, indemnification payments, tax payments or other similar amounts), pursuant to the terms of the applicable Hedge Agreement (net of all amounts which are due and payable by such Qualifying Hedge Counterparty to the applicable Borrower on such date pursuant to the terms of such Hedge Agreement);

(iv) fourth (Manager Fee and Servicer Fee), on a pari passu basis, (a) to the Manager, the Manager Fee for such Payment Date, plus any accrued and unpaid Manager Fees with respect to prior Payment Dates and (b) to the Servicer, the Servicer Fee for such Payment Date, plus any accrued and unpaid Servicer Fees with respect to prior Payment Dates;

(v) fifth (Class A Interest Distribution Amount), (A) during the Regular Amortization Period, to each Class A Funding Agent, for the benefit of and on behalf of the Class A Lenders in its Class A Lender Group, the Class A Interest Distribution Amount then due (allocated among the Class A Lender Groups based on their Class A Lender Group Percentages) until paid in full and (B) during an Early Amortization Period or Sequential Interest Amortization Period, to each Class A Funding Agent, for the benefit of and on behalf of the Class A Lenders in its Class A Lender Group, the Class A Senior Interest Distribution Amount then due (allocated among the Class A Lender Groups based on their Class A Lender Group Percentages) until paid in full;

(vi) sixth (Class B Interest Distribution Amount), to each Class B Funding Agent, for the benefit of and on behalf of the Class B Lenders in its Class B Lender Group, the Class B Interest Distribution Amount then due (allocated among the Class B Lender Groups based on their Class B Lender Group Percentages) until paid in full;

(vii) seventh (Liquidity Reserve Account), to the Liquidity Reserve Account, any amount greater than zero equal to (A) the Liquidity Reserve Account Floor Amount minus (B) the amount on deposit in the Liquidity Reserve Account on such Payment Date;

(viii) eighth (Manager Inverter Reimbursement), to the Manager, an amount equal to the sum of the cost of purchasing any replacement Inverters that do not have the benefit of a Manufacturer Warranty, to the extent such costs are incurred but not reimbursed from the Inverter Replacement Reserve Account;

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(ix) ninth (Inverter Replacement Reserve Account), to the Inverter Replacement Reserve Account, the Inverter Replacement Reserve Deposit, if any;

(x) tenth (Regular Amortization Period Qualifying Hedge Counterparty Breakage), during the Regular Amortization Period, to the Administrative Agent for the account of the Qualifying Hedge Counterparty under each Hedge Agreement, all payments which arose due to a default by the Qualifying Hedge Counterparty or the Borrowers or due to any prepayments of amounts under such Hedge Agreement and all fees, expenses, indemnification payments, tax payments or other amounts (to the extent not previously paid hereunder) which are due and payable by the Borrowers to such Qualifying Hedge Counterparty on such date, pursuant to the terms of the applicable Hedge Agreement;

(xi) eleventh (Principal Payments; Class A Subordinate Interest Distribution Amounts), (A) during a Regular Amortization Period, in the following order: (1) to each Class A Funding Agent, on behalf of the Class A Lenders in its Class A Lender Group, the Scheduled Class A Advance Principal Payment for such Payment Date, (2) to each Class B Funding Agent, on behalf of the Class B Lenders in its Class B Lender Group, the Scheduled Class B Advance Principal Payment for such Payment Date, (3) to each Class A Funding Agent, on behalf of the Class A Lenders in its Class A Lender Group, the Unscheduled Principal Payment for such Payment Date until the aggregate outstanding principal amount of the Class A Advances has been reduced to zero, (4) to each Class B Funding Agent, on behalf of the Class B Lenders in its Class B Lender Group, any Unscheduled Principal Payment for such Payment Date remaining after payment to the Class A Lenders until the aggregate outstanding principal amount of the Class B Advances has been reduced to zero and (5) to each Class B Funding Agent, on behalf of the Class B Lenders in its Class B Lender Group, any unpaid Class B Deferred Interest; and (B) during an Early Amortization Period or Sequential Interest Amortization Period, all remaining Distributable Collections will be paid to the Class A Lenders in the following order: (1) to pay down Class A Advances until the aggregate outstanding principal amount of the Class A Advances has been reduced to zero and (2) to pay in full all Class A Subordinate Interest Distribution Amounts then due and payable; then to the Class B Lenders in the following order: (1) to reduce the aggregate outstanding principal amount of the Class B Advances to zero and (2) to pay any unpaid Class B Deferred Interest;

(xii) twelfth (Additional Principal Payments), first, to the Class B Lenders, the Additional Principal Amount, if any, until the aggregate outstanding principal amount of the Class B Advances has been reduced to zero, and second, to the Class A Lenders, the Additional Principal Amount, if any, until the aggregate outstanding principal amount of the Class A Advances has been reduced to zero;

(xiii) thirteenth (Post-Regular Amortization Period Qualifying Hedge Counterparty Breakage), following the last day of the Regular Amortization Period, to the Administrative Agent for the account of the Qualifying Hedge Counterparty under each Hedge Agreement, all payments which arose due to a default by the Qualifying Hedge Counterparty or due to any prepayments of amounts under such Hedge Agreement and all fees, expenses, indemnification payments, tax payments or other amounts (to the extent not previously paid hereunder) which are due and payable by the Borrowers to such Qualifying

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Hedge Counterparty on such date, pursuant to the terms of the applicable Hedge Agreement (net of all amounts which are due and payable by such Qualifying Hedge Counterparty to the Borrowers on such date pursuant to the terms of such Hedge Agreement);

(xiv) fourteenth (Liquidation Fees and Other Obligations Owing to Administrative Agent, Lenders and Funding Agents), (a) first, to each Funding Agent on behalf of the Lenders in its related Lender Group, for application to the aggregate amount of all Liquidation Fees, if any, then due and payable by the Borrowers (allocated ratably among the Class A Lender Groups and the Class B Lender Groups based on the percentage of the Aggregate Outstanding Advances funded by each such Lender Group and within each Lender Group based on their applicable Lender Group Percentages) until paid in full, (b) second, to the Administrative Agent and each Class A Funding Agent, on behalf of itself and the Class A Lenders in its related Class A Lender Group, the aggregate amount of all Obligations (other than those already provided for above) then due and payable by the Borrowers to the Administrative Agent, such Class A Funding Agent and such Class A Lenders (solely in its capacity as a Class A Lender) hereunder or under any other Transaction Document until paid in full, and (c) third, to each Class B Funding Agent, on behalf of itself and the Class B Lenders in its related Class B Lender Group, the aggregate amount of all Obligations (other than those already provided for above) then due and payable by the Borrowers to such Class B Funding Agent or such Class B Lenders (solely in its capacity as a Class B Lender) hereunder or under any other Transaction Document until paid in full;

(xv) fifteenth (Increased Costs; Capital Adequacy), ratably (a) to each Class A Funding Agent on behalf of the Class A Lenders which are Affected Parties in its related Class A Lender Group, all amounts due to such Affected Parties pursuant to Sections 2.10(B), (C) and (D) then due (allocated ratably among the Class A Lender Groups based on their Class A Lender Group Percentages), and (b) to each Class B Funding Agent on behalf of the Class B Lenders which are Affected Parties in its related Class B Lender Group, all amounts due to such Affected Parties pursuant to Sections 2.10(B), (C) and (D) then due (allocated ratably among the Class B Lender Groups based on their Class B Lender Group Percentages);

(xvi) sixteenth (Principal Prepayments), (a) first, as specified in Section 2.7(A), (1) to each Class A Funding Agent on behalf of its related Class A Lender Group, to the prepayment of Class A Advances in accordance with Sections 2.7(A) and 2.11 together with any amounts due and payable in accordance with Section 2.7(A) and any Liquidation Fees in accordance with Section 2.10(A) and accrued interest due and payable on the amount prepaid (allocated ratably among the Class A Lender Groups based on their Class A Lender Group Percentages) and (2) to each Class B Funding Agent on behalf of its related Class B Lender Group, to the prepayment of Class B Advances in accordance with Sections 2.7(A) and 2.11 together with any amounts due and payable in accordance with Section 2.7(A) and any Liquidation Fees in accordance with Section 2.10(A) and accrued interest due and payable on the amount prepaid (allocated ratably among the Class B Lender Groups based on their Class B Lender Group Percentages) and (b) second, to any other prepayment of Advances held by a Disqualified Lender pursuant to Section 10.8, together with accrued interest due and payable on the amount prepaid;

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(xvii) seventeenth (Cash Trap Reserve Account), during a Cash Trap Period, to the Cash Trap Reserve Account, the Cash Trap Reserve Amount;

(xviii) eighteenth (All Other Obligations), to the Administrative Agent on behalf of any applicable party, the ratable payment of all other Obligations that are past due and/or payable on such date;

(xix) nineteenth (Service Provider Obligations), to the Paying Agent, the Back-Up Servicer and the Custodian, any indemnification, expenses, fees or other obligations owed to the Paying Agent, the Back-Up Servicer and the Custodian (including out of pocket expenses of the Paying Agent, the Back-Up Servicer and the Custodian not paid pursuant to clause (ii) above), pursuant to the Transaction Documents;

(xx) twentieth (Manager and Servicer Obligations), to the Manager and the Servicer, any indemnification, expenses, fees or other obligations owed to the Manager and the Servicer (including out of pocket expenses of the Manager and the Servicer not paid pursuant to clause (iv) above), pursuant to the Transaction Documents;

(xxi) twenty-first (Manager Extraordinary Expenses and Servicer Extraordinary Expenses), ratably (a) to the Manager, all Manager Extraordinary Expenses not previously paid, and (b) to the Servicer, all Servicer Extraordinary Expenses not previously paid;

(xxii) twenty-second (Lockbox Bank Withdrawn Amount), to the Lockbox Accounts the amount designated by the Borrowers as any Lockbox Bank Withdrawn Amount that has not previously been replenished by transfers of funds into the Lockbox Accounts by or on behalf of the Borrowers (which, for the avoidance of doubt, shall not include funds transfers by any Host Customers); and

(xxiii) twenty-third (Remainder), all Distributable Collections remaining in the Collection Account after giving effect to the preceding distributions in this Section 2.6(B), to the Borrowers’ Account.

(B) After giving effect to the application of Distributable Collections in accordance with Section 2.6(B) on any Business Day, if any, the Paying Agent shall, subject to Section 2.6(D), apply all amounts on deposit in the Takeout Transaction Account on such Business Day representing net proceeds of any Takeout Transaction to the Obligations in the following order of priority:

(i) first (Interest), (a) first, to each Class A Funding Agent, on behalf of the Class A Lenders in its Class A Lender Group, the excess, if any, of the Class A Interest Distribution Amount accrued with respect to the amount of Class A Advances prepaid on such day (allocated among the Class A Lender Groups based on their Class A Lender Group Percentages) with respect to the related Interest Accrual Period over the amount distributed (or distributable) to the Class A Funding Agent on such day pursuant to Section 2.6(B)(vi) and (b) second, to each Class B Funding Agent, for the benefit of and on behalf of the Class B Lenders in its Class B Lender Group, the excess, if any, of the Class B Interest Distribution Amount accrued with respect to the amount of Class B Advances

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

prepaid on such day (allocated among the Class B Lender Groups based on their Class B Lender Group Percentages) with respect to the related Interest Accrual Period over the amount distributed (or distributable) to the Class B Funding Agent on such day pursuant to Section 2.6(B)(vii);

(ii) second (Liquidation Fees and Other Obligations Owing to Administrative Agent, Lenders and Funding Agents, (a) first, to each Funding Agent on behalf of the Lenders in its related Lender Group, for application to the aggregate amount of all Liquidation Fees accrued with respect to the amount of Advances prepaid on such day (other than those already provided for pursuant to this Section 2.6(C)) then due and payable by the Borrowers (allocated ratably among the Class A Lender Groups and the Class B Lender Groups based on the percentage of the Aggregate Outstanding Advances funded by each such Lender Group and within each Lender Group based on their applicable Lender Group Percentages) until paid in full, (b) second, to the Administrative Agent and each Class A Funding Agent, on behalf of itself and the Class A Lenders in its related Class A Lender Group, the aggregate amount of all Obligations accrued with respect to the amount of Class A Advances prepaid on such day (other than those already provided for pursuant to this Section 2.6(C)) then due and payable by the Borrowers to the Administrative Agent, such Class A Funding Agent and such Class A Lenders (solely in its capacity as a Class A Lender) hereunder or under any other Transaction Document until paid in full, and (c) third, to each Class B Funding Agent, on behalf of itself and the Class B Lenders in its related Class B Lender Group, the aggregate amount of all Obligations accrued with respect to the amount of Class B Advances prepaid on such day (other than those already provided for pursuant to this Section 2.6(C)) then due and payable by the Borrowers to such Class B Funding Agent or such Class B Lenders (solely in its capacity as a Class B Lender) hereunder or under any other Transaction Document until paid in full;

(iii) third (Principal and Deferred Class B Interest), (a) first, ratably, unless an Event of Default or Early Amortization Event has occurred and is continuing, then, sequentially, (1) to each Class A Funding Agent on behalf of its related Class A Lender Group, to the prepayment of Class A Advances in accordance with Sections 2.7(A) and 2.11 (allocated ratably among the Class A Lender Groups based on their Class A Lender Group Percentages) and (2) to each Class B Funding Agent on behalf of its related Class B Lender Group, to the prepayment of Class B Advances in accordance with Sections 2.7(A) and 2.11 (allocated ratably among the Class B Lender Groups based on their Class B Lender Group Percentages) and (b) second, to each Class B Funding Agent, on behalf of the Class B Lenders in its Class B Lender Group, any unpaid Class B Deferred Interest;

(iv) fourth (Qualifying Hedge Counterparty, to the Administrative Agent for the account of the Qualifying Hedge Counterparty under each Hedge Agreement, all payments that are due and payable by the Borrowers to such Qualifying Hedge Counterparty on such date arising as a result of the prepayment of Advances in connection with such Takeout Transaction (including all fees, expenses, indemnification payments, tax payments, termination payments and other amounts), pursuant to the terms of the applicable Hedge Agreement (net of all amounts which are due and payable by such Qualifying Hedge Counterparty to the applicable Borrower on such date pursuant to the terms of such Hedge Agreement); and

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(v) fifth (Remainder), to the Collection Account, all proceeds of such Takeout Transaction remaining in the Takeout Transaction Account for application in accordance with Section 2.6(B).

(C) Notwithstanding anything to the contrary set forth in this Section 2.6, Section 6.1, Section 8.2 or the definition of “DSCR”, the Paying Agent shall not be obligated to make any determination or calculation with respect to the payments or allocations to be made pursuant to any such Sections, and in making the payments and allocations required under such Sections, the Paying Agent shall be entitled to rely exclusively and conclusively upon the information in the latest Quarterly Servicer Report (or such other report or direction signed by the Administrative Agent, the Borrower Representative, the Servicer or the Manager, as applicable) received by the Paying Agent pursuant to any such Section prior to the applicable payment date. Any payment direction to be acted upon by the Paying Agent pursuant to either such Section on a payment date other than a Payment Date shall be delivered to the Paying Agent at least one (1) Business Day prior to the date on which any payment is to be made.

(D) Any distributions of principal made during an Early Amortization Period or Sequential Interest Amortization Period will be allocated in the following manner to determine any unpaid amounts on future Payment Dates: first, to the Scheduled Class A Advance Principal Payment or Scheduled Class B Advance Principal Payment, as applicable, calculated for such Payment Date and second, to the Unscheduled Principal Payment amount calculated for the Class A Advances and the Class B Advances, as applicable, for such Payment Date. Any principal payments made in excess of the amounts allocated to the Scheduled Class A Advance Principal Payment, Scheduled Class B Advance Principal Payment and Unscheduled Principal Payment for such Payment Date will be considered an additional paydown of principal and (other than as specified in Section 2.7) such prepayment shall be made without penalty or premium.

Section 2.7 Certain Prepayments. (A) The Borrowers (through the Paying Agent pursuant to Section 2.6(B) and as otherwise permitted in this Agreement) may at any time upon written notice to the Administrative Agent, the Funding Agents and the Paying Agent, and subject to the priority of payments set forth in Section 2.6(B), prepay all or any portion of the balance of the principal amount of the Class A Advances or the Class B Advances, as the Borrowers may elect in their sole discretion, based on the outstanding principal amounts thereof, which notice shall be given at least two (2) Business Days prior to the proposed date of such prepayment; provided, that any such prepayment be in an amount not less than $75,000; provided further, that to the extent any prepayments made in accordance with this Section are paid with amounts withdrawn from the Cash Trap Reserve Account, such amounts shall be applied first to the Class A Advances until the outstanding principal balance of the Class A Advances has been reduced to zero, and then to pay down the Class B Advances until the outstanding principal balance of the Class B Advances has been reduced to zero. Each such prepayment (which need not be on a Payment Date) shall be accompanied by (a) the payment of all accrued but unpaid interest (including Class A Subordinate Interest Distribution Amounts and Class B Deferred Interest, if any) on the amounts to be so prepaid, (b) any Liquidation Fee in connection with such prepayment if such prepayment is not made on a Payment Date and (c) any amounts payable under Section 2 of the Fee Letter described in clause (i) of the definition thereof. Prepayments made in accordance with this Section shall be applied to the outstanding principal amount of the Advances being prepaid (i) in the absence of an Event of Default, Early Amortization Event, Sequential Interest

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Amortization Event or Cash Trap Event, in the order as the Borrower Representative may elect and (ii) otherwise, sequentially.

(A) The applicable Borrower shall deposit all proceeds of any Takeout Transaction (net of reasonable fees, taxes, commissions, premiums and expenses incurred by the applicable Borrower in connection with such Takeout Transaction so long as such deposit is greater than or equal to the Minimum Payoff Amount) into the Takeout Transaction Account, and the Administrative Agent shall apply such proceeds to prepay the applicable Class A Advances and Class B Advances made in respect of Solar Assets that are subject to such Takeout Transaction and make other related payments in accordance with Sections 2.6(B) and 2.6(C), including any such payments due to the Paying Agent and the Back-Up Servicer.

Section 2.8 Substitution of Solar Assets. At any time prior to the Maturity Date, any Borrower may (including in connection with any retransfer of a Solar Asset to Seller under the Sale and Contribution Agreement) replace any Solar Asset that is or became a Defective Solar Asset, a Defaulted Solar Asset, a Delinquent Solar Asset, a Terminated Solar Asset or a Host Customer Purchased Asset with another Solar Asset (a “Substitute Solar Asset”), subject to the satisfaction of the following conditions:

(A) each Substitute Solar Asset is an Eligible Solar Asset and, during an Early Amortization Period, or Sequential Interest Amortization Period or Cash Trap Period, has been pre-approved by Administrative Agent on or before the date of substitution;

(B) any Substitution Shortfall Amount as a result of such substitution shall be deposited into the Collection Account on the date of such substitution;

(C) no Potential Default or Event of Default has occurred and is continuing (before or after giving effect to such substitution) unless such Potential Default or Event of Default would be cured after giving effect to such substitution and the payment of any related Substitution Shortfall Amount;

(D) the Borrower Representative or the Seller shall deliver to the Custodian the Custodian File for any Substitute Solar Assets for certification pursuant to the Custodian Agreement and Administrative Agent shall have received the related A-1 Custodial Certification in respect of such Substitute Solar Assets from the Custodian pursuant to the Custodial Agreement;

(E) the Borrower Representative shall deliver to the Administrative Agent on the date of such substitution a certificate of a Responsible Officer of the Borrower Representative certifying that each of the foregoing is true and correct as of such date and set forth the calculation of the related Substitution Shortfall Amount (if any) in the form of Exhibit C attached hereto; and

(F) such Solar Asset is not a Not In Service Solar Asset.

Upon confirmation of the delivery of a Substitute Solar Asset for each applicable Solar Asset being substituted for, each applicable Solar Asset being substituted for shall be removed from the Collateral and the applicable Substitute Solar Asset(s) shall be included in the Collateral.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

The aggregate Discounted Solar Asset Balance of any Defaulted Solar Assets or Defective Solar Assets that are the subject of any substitution pursuant to this Section 2.8 shall not exceed [***]% of the Aggregate Discounted Solar Asset Balance as of the Closing Date less the sum of the Discounted Solar Asset Balance of all Defective Solar Assets and Defaulted Solar Assets (in each case measured as of the date immediately prior to such Solar Asset becoming classified as such) previously substituted pursuant to this option.

Section 2.9 Interest. The holders of the Advances shall be entitled to the applicable Interest Distribution Amount payable on each Payment Date in accordance with Sections 2.6(B) and 2.6(C). The holders of the Class B Advances shall be entitled to Class B Deferred Interest payable on each Payment Date in accordance with Sections 2.6(B) and 2.6(C).

Section 2.10 Liquidation Fees; Increased Costs; Capital Adequacy; Illegality; Additional Indemnifications.

(A) Liquidation Fees. The Borrowers agree to pay all Liquidation Fees associated with a reduction of the principal balance of a Class A Advance or Class B Advance at any time. The Borrowers shall not be responsible for any Liquidation Fees or any other loss, cost, or expenses arising at the time of, and arising solely as a result of, any assignment made pursuant to and the reallocation of any portion of a Class A Advance or Class B Advance of the applicable Lender making such assignment unless, in each case, such assignment is requested by the Borrowers.

(B) Increased Costs. If any Change in Law (a) shall subject any Lender, the Administrative Agent or any Affiliate thereof (each of which, an “Affected Party”) to any Taxes (other than (x) Indemnified Taxes, (y) Taxes described in clauses (ii) through (iv) of the definition of Excluded Taxes and (z) Connection Income Taxes) on its loans, loan principal, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto, (b) shall impose, modify or deem applicable any reserve requirement (including any reserve requirement imposed by the Board of Governors of the Federal Reserve System), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Affected Party, or (c) shall impose any other condition affecting the Collateral or the rights of any Lender and the Administrative Agent hereunder, the result of which is to increase the cost to any Affected Party under this Agreement or to reduce the amount of any sum received or receivable by an Affected Party under this Agreement, then on the next Payment Date after written demand by such Affected Party, such Affected Party shall receive such additional amount or amounts as will compensate such Affected Party for such additional or increased cost incurred or such reduction suffered to the extent such additional or increased costs or reduction are incurred or suffered in connection with the Collateral, any obligation to make Advances hereunder, any of the rights of such Lender or the Administrative Agent hereunder, or any payment made hereunder in accordance with Section 2.6(B); provided, that the Borrowers shall not be required to compensate such Affected Party for any portion of such additional or increased cost or such reduction that is incurred more than one hundred eighty (180) days prior to any such demand (except that, if the event giving rise to such additional or increased cost or such reduction is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof).

(C) Capital Adequacy. If any Change in Law has or would have the effect of reducing the rate of return on the capital of any Affected Party as a consequence of its obligations hereunder

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

or arising in connection herewith to a level below that which any such Affected Party could have achieved but for such Change in Law (taking into consideration the policies of such Affected Party with respect to capital adequacy) by an amount deemed by such Affected Party to be material, then from time to time, then on the next Payment Date after written demand by such Affected Party (which demand shall be accompanied by a statement setting forth the basis for such demand), such Affected Party shall receive such additional amount or amounts as will compensate such Affected Party for such reduction in accordance with Section 2.6(B); provided, that the Borrowers shall not be required to compensate such Affected Party for any portion of such additional amount or amounts that are incurred more than one hundred eighty (180) days prior to any such demand (except that, if the event giving rise to such additional amount or amounts is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof).

(D) Compensation. If as a result of any event or circumstance similar to those described in Section 2.10(A), 2.10(B), or 2.10(C), any Affected Party is required to compensate a bank or other financial institution providing liquidity support, credit enhancement or other similar support to such Affected Party in connection with this Agreement or the funding or maintenance of Advances hereunder, then on the next Payment Date after written demand by such Affected Party, such Affected Party shall receive such additional amount or amounts as may be necessary to reimburse such Affected Party for any amounts paid by it; provided, that the Borrowers shall not be required to compensate such Affected Party for any portion of such additional amount or amounts that are incurred more than one hundred eighty (180) days prior to any such demand (except that, if the event giving rise to such additional amount or amounts is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof).

(E) Calculation. In determining any amount provided for in this Section 2.10, the Affected Party may use any reasonable averaging and attribution methods. Any Affected Party making a claim under this Section 2.10 shall submit to the Borrower Representative a certificate as to such additional or increased cost or reduction, which certificate shall be conclusive absent manifest error.

Section 2.11 Payments and Computations. (A) The Borrowers (through the Paying Agent pursuant to Sections 2.6(B) and 2.6(C) and as otherwise permitted in this Agreement) shall make each payment and prepayment hereunder and under the Advances in respect of principal, interest, expenses, indemnities, fees or other Obligations due from the Borrowers not later than 4:00 P.M. (New York City time) on the day when due in U.S. Dollars to the related Funding Agent at its address referred to in Section 10.3 or to such account provided by such Funding Agent in immediately available, same-day funds. Payments on Obligations may also be made by application of funds in the Collection Account or the Takeout Transaction Account as provided in Section 2.6(B) or 2.6(C), as applicable. All computations of interest for Advances made under the Base Rate shall be made by the applicable Funding Agent on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed (including the first day but excluding the last day) occurring in the period for which such interest is payable. All other computations of fees and interest provided hereunder shall be made on the basis of a 360-day year and actual days elapsed (including the first day but excluding the last day) occurring in the period for which such interest

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

is payable. Each determination by a Funding Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

(A) All payments to be made in respect of fees, if any, due to the Administrative Agent from the Borrowers hereunder shall be made on the date when due without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrowers, and without setoff, counterclaim or other deduction of any nature (other than with respect to Taxes pursuant to Section 2.14), and an action therefor shall immediately accrue. The Borrowers agree that, to the extent there are insufficient funds in the Administrative Agent’s Account, to make any payment under this clause (B) when due, the Borrowers shall immediately pay to the Administrative Agent all amounts due that remain unpaid.

Section 2.12 Payment on Non-Business Days. Whenever any payment hereunder or under the Advances shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest.

Section 2.13 [Reserved].

Section 2.14 Taxes.

(A) Defined Terms. For purposes of this Section 2.14 the term “applicable Law” includes FATCA.

(B) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrowers under any Transaction Document shall be made without deduction or withholding for any Taxes, except as required by applicable Law. If any applicable Law (as determined in the good faith discretion of an applicable withholding agent) requires the deduction or withholding of any Tax from any such payment by a withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrowers shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(C) Payment of Other Taxes by the Borrowers. The Borrowers shall timely pay to the relevant Governmental Authority in accordance with applicable Law, or at the option of a Funding Agent timely reimburse it for the payment of, any Other Taxes.

(D) Indemnification by the Borrowers. The Borrowers shall indemnify each Recipient, within ten days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

the Borrowers by a Recipient (with a copy to each Funding Agent), or by a Funding Agent on its own behalf or on behalf of a Recipient, shall be conclusive absent manifest error.

(E) Indemnification by the Lenders. Each Non-Conduit Lender shall severally indemnify each Funding Agent, within ten days after demand therefor, for (i) any Indemnified Taxes attributable to such Non-Conduit Lender (but only to the extent that the Borrowers have not already indemnified such Funding Agent for such Indemnified Taxes and without limiting the obligation of the Borrowers to do so), and (ii) any Excluded Taxes attributable to such Non-Conduit Lender, in each case, that are payable or paid by a Funding Agent in connection with any Transaction Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Non-Conduit Lender by its Funding Agent shall be conclusive absent manifest error. Each Non-Conduit Lender hereby authorizes its Funding Agent to set off and apply any and all amounts at any time owing to such Non-Conduit Lender under any Transaction Document or otherwise payable by such Funding Agent to the Non-Conduit Lender from any other source against any amount due to such Funding Agent under this paragraph (E).

(F) Evidence of Payments. As soon as practicable after any payment of Taxes by the Borrowers to a Governmental Authority pursuant to this Section 2.14, the Borrowers shall deliver to each Funding Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to such Funding Agent.

(G) Status of Recipients. (i) Any Recipient that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Transaction Document shall deliver to the Borrowers, the Paying Agent and the related Funding Agent, at the time or times reasonably requested by the Borrowers, the Paying Agent or such Funding Agent, such properly completed and executed documentation reasonably requested by the Borrowers, the Paying Agent or such Funding Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Recipient, if reasonably requested by the Borrowers, the Paying Agent or the related Funding Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by the Borrowers, the Paying Agent or such Funding Agent as will enable the Borrowers, the Paying Agent or such Funding Agent to determine whether or not such Recipient is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in clauses (ii)(a), (ii)(b) and (ii)(d) below) shall not be required if in the Recipient’s reasonable judgment such completion, execution or submission would subject such Recipient to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Recipient.

(i) Without limiting the generality of the foregoing,

(a) any Recipient that is a U.S. Person shall deliver to the Borrowers, the Paying Agent and the related Funding Agent on or prior to the date on which such Recipient becomes a Recipient under this Agreement (and from time to time

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

thereafter upon the reasonable request of the Borrowers, the Paying Agent or such Funding Agent), executed originals of Internal Revenue Service Form W-9 certifying that such Recipient is exempt from U.S. federal backup withholding tax;

(b) any Recipient that is not a U.S. Person shall, to the extent it is legally entitled to do so, deliver to the Borrowers, the Paying Agent and the related Funding Agent (in such number of copies as shall be requested by the Borrowers, the Paying Agent or such Funding Agent) on or prior to the date on which such Recipient becomes a Recipient under this Agreement (and from time to time thereafter upon the reasonable request of the Borrowers, the Paying Agent or such Funding Agent), whichever of the following is applicable:

(1) in the case of a Recipient claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Transaction Document, executed originals of Internal Revenue Service Form W-8BEN or W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Transaction Document, Internal Revenue Service Form W-8BEN or W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2) executed copies of Internal Revenue Service Form W-8ECI;

(3) in the case of a Recipient claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Internal Revenue Code, (x) a certificate to the effect that such Recipient is not a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Internal Revenue Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of Internal Revenue Service Form W-8BEN or W-8BEN-E; or

(4) to the extent a Recipient is not the beneficial owner, executed originals of Internal Revenue Service Form W-8IMY, accompanied by Internal Revenue Service Form W-8ECI, Internal Revenue Service Form W-8BEN or W-8BEN-E, a U.S. Tax Compliance Certificate, Internal Revenue Service Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Recipient is a partnership and one or more direct or indirect partners of such Recipient are claiming the portfolio interest exemption, such Recipient may provide a U.S. Tax Compliance Certificate on behalf of each such direct and indirect partner;

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(c) any Recipient which is not a U.S. Person shall, to the extent it is legally entitled to do so, deliver to the Borrowers, the Paying Agent and the related Funding Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Recipient becomes a Recipient under this Agreement (and from time to time thereafter upon the reasonable request of the Borrowers, the Paying Agent or such Funding Agent), executed originals of any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Law to permit the Borrowers, the Paying Agent or such Funding Agent to determine the withholding or deduction required to be made;

(d) if a payment made to a Recipient under any Transaction Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Recipient were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Recipient shall deliver to the Borrowers, the Paying Agent and the related Funding Agent at the time or times prescribed by Law and at such time or times reasonably requested by the Borrowers, the Paying Agent or such Funding Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by the Borrowers, the Paying Agent or such Funding Agent as may be necessary for the Borrowers, the Paying Agent and such Funding Agent to comply with their obligations under FATCA and to determine that such Recipient has complied with such Recipient’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (d), “FATCA” shall include any amendments made to FATCA after the date of this Agreement; and

(e) each Recipient agrees to provide and shall provide to the Paying Agent (or other person responsible for withholding of taxes) with the Lender Tax Identification Information. Further, each Recipient is deemed to understand, acknowledge and agree that the Paying Agent has the right to withhold on payments with respect to a Loan Note (without any corresponding gross-up) where an applicable party fails to comply with the requirements set forth in the preceding sentence or the Paying Agent is otherwise required to so withhold under applicable law. The Borrowers hereby covenant with the Paying Agent that the Borrowers will provide the Paying Agent with sufficient information as may be necessary to enable the Paying Agent to determine whether or not the Paying Agent is obliged to make any withholding, including FATCA Withholding Tax, in respect of any payments with respect to a Loan Note (and if applicable, to provide the necessary detailed information to effectuate any withholding, including FATCA Withholding Tax, such as setting forth applicable amounts to be withheld). Notwithstanding any other provisions herein, the term “applicable law” for purposes of this Section 2.17(G)(ii)(e) includes U.S. federal tax law and FATCA. Upon request from the Paying Agent, the Borrower shall provide such additional information that it may

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

have to assist the Paying Agent in making any withholdings or informational reports.

Each Recipient agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrowers, the Paying Agent and the related Funding Agent in writing of its legal inability to do so.

(H) Forms for Paying Agent. The Administrative Agent and each Funding Agent shall deliver to the Paying Agent on or before the first Payment Date, executed originals of Internal Revenue Service Form W-9 or W-8, as applicable, certifying that the Administrative Agent or such Funding Agent is exempt from U.S. federal backup withholding tax.

(I) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.14 (including by the payment of additional amounts pursuant to this Section 2.14), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (I) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (I), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (I) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(J) Survival. Each party’s obligations under this Section 2.14 shall survive the resignation or replacement of a Funding Agent or any assignment of rights by, or the replacement of, a Lender and the repayment, satisfaction or discharge of all obligations under any Transaction Document.

Section 2.15 Appointment of Borrower Representative. Each Borrower hereby irrevocably appoints the Borrower Representative as the borrowing agent and attorney-in-fact for all the Borrowers, which appointment shall remain in full force and effect unless and until Administrative Agent and the Paying Agent shall have received prior written notice signed by each Borrower that such appointment has been revoked and that another Borrower has been appointed the Borrower Representative. Each Borrower hereby irrevocably appoints and authorizes the Borrower Representative to (a) provide Administrative Agent and the Paying Agent with, and receive, all notices with respect to Advances and all other notices and instructions under this

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Agreement, (b) take such action as the Borrower Representative deems appropriate on its behalf or on behalf of any or all Borrowers under this Agreement, and (c) exercise such other powers as are reasonably incidental thereto to carry out the purposes of this Agreement. The Paying Agent, Administrative Agent and the Lenders shall not incur liability to any Borrower as a result of the appointment of the Borrower Representative or the acts or omissions of the Borrower Representative.

ARTICLE III

CONDITIONS OF LENDING AND CLOSING

Section 3.1 Conditions Precedent to Closing. The following conditions shall be satisfied on or before the Closing Date:

(A) Closing Documents. The Administrative Agent shall have received each of the following documents, in form and substance satisfactory to the Administrative Agent, duly executed, and each such document shall be in full force and effect, and all consents, waivers and approvals necessary for the consummation of the transactions contemplated thereby shall have been obtained:

(i) this Agreement;

(ii) the Assignment Agreements;

(iii) the Sale and Contribution Agreement;

(iv) a Loan Note for each Lender Group that has requested the same;

(v) the Security Agreement;

(vi) the Pledge Agreement;

(vii) the Management Agreement;

(viii) the Servicing Agreement;

(ix) the Custodial Agreement;

(x) the Parent Guaranty;

(xi) each Fee Letter;

(xii) the Custodial Fee Letter; and

(xiii) the Wells Fargo Fee Letter.

(B) Secretary’s Certificates. The Administrative Agent shall have received: (i) a certificate from the Assistant Secretary of the Custodian, the Back-Up Servicer and the Paying Agent, (ii) a certificate from a Responsible Officer of each of Parent, Seller, Manager, and the

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Borrowers (a) attesting to the resolutions of such Person’s members, managers or other governing body authorizing its execution, delivery, and performance of this Agreement and the other Transaction Documents to which it is a party, (b) authorizing specific Responsible Officers for such Person to execute the same, and (c) attesting to the incumbency and signatures of such specific Responsible Officers; (iii) copies of governing documents, as amended, modified, or supplemented prior to the Closing Date of each of Parent, Seller, Manager, and the Borrowers, in each case certified by a Responsible Officer of such Person; and (iv) a certificate of status with respect to each of Parent, Seller, Manager, and the Borrowers, dated within fifteen (15) days of the Closing Date, such certificate to be issued by the appropriate officer of the jurisdiction of organization of such entity, which certificate shall indicate that such entity is in good standing in such jurisdiction.

(C) Legal Opinions. The Administrative Agent shall have received customary opinions from (i) counsel (which may be in-house counsel) to Paying Agent, Back-Up Servicer and Custodian addressing authorization and enforceability of the Transaction Documents and other corporate matters and (ii) counsel to Parent, Seller, Manager, and the Borrowers addressing (a) authorization and enforceability of the Transaction Documents and other corporate matters, (b) security interest and UCC matters and (c) true sale and substantive consolidation matters.

(D) No Material Adverse Effect. Since June 30, 2018, there has been no Material Adverse Effect.

(E) Know Your Customer Information. The Administrative Agent and the Paying Agent shall have received all documentation and other information required by regulatory authorities under applicable “Know Your Customer” and anti-money laundering rules and regulations, including the Patriot Act.

(F) Payment of Fees. The Borrowers shall have paid or made arrangements to pay all fees previously agreed in writing to be paid on or prior to the Closing Date.

(G) Evidence of Insurance. The Administrative Agent shall have received certification evidencing coverage under the insurance policies referred to in Section 5.1(L).

(H) Other Transactions. The Administrative Agent shall have received evidence, including copies of executed operative documents, of the final closing and completion of and payment of all fees for the transactions contemplated by the Term Securitization Transaction, in each case in form and substance satisfactory to the Administrative Agent.

(I) Payoff, Releases, Terminations and Assignments. The Administrative Agent shall have received (i) executed copies of all Assignment Agreements delivered to Seller on the Closing Date from each applicable party in the chain of ownership immediately prior to the acquisition of Solar Assets by the Borrower on the Closing Date, (ii) with respect to the SSA Legacy Facility, copies of an executed payoff and termination letter pursuant to which the lenders thereunder authorize (x) the automatic termination and release of the lien of the agent under such facility upon payment of a specified amount and (y) the filing of UCC-3’s after such payment, and (iii) with respect to the AP6 Facility copies of an executed lien release letter pursuant to which the lenders thereunder authorize (x) the automatic termination and release of the lien of such facility on certain

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

takeout assets upon payment of a specified amount and (y) the filing of partial release UCC-3’s after such payment.

(J) Taxes. The Administrative Agent shall have received a certificate from the Borrowers that all sales, use and property taxes, and any other taxes in connection with any period prior to the Closing Date, that are due and owing with respect to each Solar Asset have been paid or provided for by the Parent.

(K) Closing Date Certificate of the Borrowers. The Administrative Agent shall have received a certificate of a Responsible Officer of each Borrower (in his or her capacity as such) in form satisfactory to the Administrative Agent certifying that its representations and warranties set forth in the Transaction Documents to which it is a party are true and correct in all material respects as of the Closing Date (except to the extent such representations and warranties expressly relate to any earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

(L) UCC Search Results. The Administrative Agent shall have received the results of a recent search of all effective UCC financing statements (or equivalent filings) made with respect to the Borrowers in Delaware together with copies of all such filings disclosed by such search.

(M) UCC Financing Statements. The Borrowers shall have duly filed proper financing statements, on or before the Closing Date, under the UCC with the Delaware Secretary of State that the Administrative Agent deems necessary or desirable in order to perfect the Administrative Agent’s interests in the Collateral. The Borrowers shall have filed proper financing statement amendments (or the equivalent thereof in any applicable foreign jurisdiction, as applicable), if any, necessary to release all security interests and other rights of any Person in the Collateral previously granted by the Borrowers or any of their respective affiliates.

(N) Accounts. The Administrative Agent shall have received evidence reasonably satisfactory to it that the Lockbox Accounts, the Collection Account, the Inverter Replacement Reserve Account, the Liquidity Reserve Account, the Cash Trap Reserve Account, the Borrowers’ Account, the Takeout Transaction Account and the Loan Proceeds Account have been established.

(O) Funding Documents. The Administrative Agent shall have received, no later than two (2) Business Days prior to the Closing Date, a completed Notice of Borrowing and a Funding Certificate, each in form and substance satisfactory to the Administrative Agent.

(P) Solar Assets. All conditions to the purchase of Solar Assets on the Closing Date under the Assignment Agreements and the Sale and Contribution Agreement shall have been satisfied.

(Q) Representations and Warranties. All of the representations and warranties of the Borrowers, Seller, Parent, initial Manager and the initial Servicer contained in this Agreement or any other Transaction Document that relate to the eligibility of the Solar Assets shall be true and correct as of the Closing Date and all other representations and warranties of the Borrowers, Seller, Parent, initial Manager and initial Servicer contained in this Agreement or any other Transaction Document shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality, in which case such representations and warranties shall

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

be true and correct in all respects) as of the Closing Date (or such earlier date or period specifically stated in such representation or warranty).

(R) No Defaults; Solvency. The Administrative Agent shall have received a certification that no Sequential Interest Amortization Event, Early Amortization Event, Cash Trap Event, Event of Default, Potential Sequential Interest Amortization Event, Potential Early Amortization Event, Potential Cash Trap Event or Potential Default has occurred and is continuing or would result from any borrowing of any Advance or from the application of the proceeds therefrom and after giving effect to such Advance or from the application of the proceeds therefrom, each Borrower will be Solvent.

(S) Custodial Certificate. The Administrative Agent shall have received the A-1 Custodial Certification in respect of the Solar Assets from the Custodian pursuant to the Custodial Agreement.

(T) Hedge Requirements. The Borrowers shall be in compliance with all applicable Hedge Requirements.

(U) Liquidity Reserve. The amount on deposit in the Liquidity Reserve Account shall not be less than the Liquidity Reserve Account Floor Amount, taking into account the application of the proceeds of the Advances on the Closing Date.

(V) Disqualified Lenders. The Borrowers shall have provided the Administrative Agent with a list of Disqualified Lenders reasonably agreed to by the Administrative Agent.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

Section 4.1 Representations and Warranties of the Borrowers. Each Borrower represents and warrants to the Administrative Agent and each Lender as of the Closing Date and, with respect to clauses (B), (E), (K), (L) and (N), each Payment Date, as follows:

(A) Organization; Corporate Powers. Each Borrower (i) is a duly organized and validly existing limited liability company, in good standing under the laws of the State of Delaware, (ii) has the limited liability company power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage, and (iii) is duly qualified and is authorized to do business in all jurisdictions where it is required to be so qualified or authorized.

(B) Authority and Enforceability. Each Borrower has the limited liability company or other organizational power and authority to execute, deliver and carry out the terms and provisions of the Transaction Documents to which it is party and has taken all necessary company or other organizational action to authorize the execution, delivery and performance of the Transaction Documents to which it is party. Each Borrower has duly executed and delivered each Transaction Document to which it is party and each Transaction Document to which it is party constitutes the legal, valid and binding agreement and obligation of such Borrower enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

(C) Government Approvals. No order, consent, authorization, approval, license, or validation of, or filing recording, registration with, or exemption by, any Governmental Authority is required to authorize or is required as a condition to: (i) the execution, delivery and performance by each Borrower of any Transaction Document to which such Borrower is a party or any of its obligations thereunder or (ii) the legality, validity, binding effect or enforceability of any Transaction Document to which any Borrower is a party.

(D) Litigation. There are no material actions, suits or proceedings, pending or threatened in writing with respect to any Borrower.

(E) Applicable Law, Contractual Obligations and Organizational Documents. Neither the execution, delivery and performance by any Borrower of the Transaction Documents to which it is party nor compliance with the terms and provisions thereof (i) will contravene any provision of any law, statute, rule, regulation, order, writ, injunction or decree of any Governmental Authority applicable to such Borrower or its properties and assets, (ii) will conflict with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under or result in the creation or imposition of (or the obligation to create or impose) any Lien (other than the Liens created pursuant to the Security Agreement, the Pledge Agreement or Permitted Liens) upon any of the property or assets of such Borrower pursuant to the terms of any contract, or (iii) will breach any provision of the certificates of formation or the operating agreement of such Borrower.

(F) Use of Proceeds. Proceeds of the Class A Advances and the Class B Advances have been used only as permitted under Section 2.3. No part of the proceeds of the Class A Advances and the Class B Advances will be used directly or indirectly to purchase or carry Margin Stock, or to extend credit to others for the purpose of purchasing or carrying any Margin Stock, in violation of any of the provisions of Regulations T, U or X of the Board of Governors of the Federal Reserve System. No Borrower is engaged in the business of extending credit for the purpose of purchasing or carrying any Margin Stock. At no time would more than 25% of the value of the assets of any Borrower that are subject to any “arrangement” (as such term is used in Section 221.2(g) of such Regulation U) hereunder be represented by Margin Stock.

(G) Accounts. The names and addresses of the Lockbox Bank, together with the account numbers of the Lockbox Accounts, the Collection Account, the Inverter Replacement Reserve Account, the Borrowers’ Account, the Loan Proceeds Accounts, the Takeout Transaction Account, the Liquidity Reserve Account and the Cash Trap Reserve Account are specified on Schedule II attached hereto, as updated pursuant to Section 5.1(Q). Other than accounts on Schedule II attached hereto, the Borrowers do not have any other accounts. The Borrowers have directed, or have caused to be directed, each Host Customer to make all related Host Customer Payments to the applicable Lockbox Account; provided, that with respect to Host Customer Payments related to Credit Card Receivables, such payments shall be remitted through a vendor reasonably acceptable to the Administrative Agent and then transferred to the applicable Lockbox Account on the third Business Day after receipt by such vendor. The Borrowers have or have

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

caused all amounts on deposit in the Lockbox Accounts to be transferred on or before the close of business on each Business Day to the Collection Account.

(H) ERISA. None of the assets of any Borrower are or, prior to the repayment of all Obligations, will be subject to Title I of ERISA, Section 4975 of the Internal Revenue Code, or, by reason of any investment in any Borrower by any governmental plan, as the case may be, any other federal, state, or local provision similar to Section 406 of ERISA or Section 4975 of the Internal Revenue Code. Neither any Borrower nor any of their ERISA Affiliates has maintained, participated or had any liability in respect of any Plan during the past six (6) years which could reasonably be expected to subject any Borrower or any of its ERISA Affiliates to any tax, penalty or other liabilities. With respect to any Plan which is a Multi-Employer Plan, no such Multi-Employer Plan shall be in “reorganization” or shall be “insolvent,” as defined in Title IV ERISA, in each case, if the reorganization or insolvent status continues unremedied for thirty (30) days. No ERISA Event has occurred or is reasonably likely to occur.

(I) Taxes. The Borrowers have timely filed (or had filed on its behalf) all federal, state, provincial, territorial, foreign and other Tax returns and reports required to be filed under applicable law, and has timely paid (or had paid on its behalf) all federal, state, foreign and other Taxes levied or imposed upon it or its properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate actions diligently conducted and for which adequate reserves have been provided in accordance with GAAP. No Lien or similar adverse claim has been filed, and no claim is being asserted, with respect to any such Tax due from a Borrower or with respect to its Solar Assets or the assignments thereto. Any Taxes due and payable by any Borrower or its predecessors in interest in connection with the execution and delivery of this Agreement and the other Transaction Documents and the transfers and transactions contemplated hereby or thereby have been paid or shall have been paid if and when due. The Borrowers are not liable for Taxes payable by any other Person.

(J) Material Agreements. There are no breaches or defaults under the Transaction Documents, the Custodial Agreement, the Servicing Agreement, the Management Agreement, the Security Agreement, the Pledge Agreement, the Assignment Agreements, the Sale and Contribution Agreement, any similar agreements entered into in connection with a Takeout Transaction, the agreements set forth on Schedule III attached hereto, or any other material agreement to which any Borrower is a party.

(K) Accuracy of Information. The written information (other than financial projections, forward looking statements, and information of a general economic or industry specific nature) that has been made available to the Paying Agent, the Custodian, the Back-Up Servicer, the Administrative Agent or any Lender by or on behalf of the Borrower or any Affiliate thereof in connection with the transactions hereunder including any written statement or certificate of factual information, when taken as a whole, does not, when furnished, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in the light of the circumstances under which such statements are made (giving effect to all supplements and updates thereto).

(L) No Material Adverse Effect. Since June 30, 2018, there has been no Material Adverse Effect.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(M) Investment Company Act. No Borrower is an “investment company” or an “affiliated person” of or “promoter” or “principal underwriter” for an “investment company” as such terms are defined in the 1940 Act, nor is any Borrower otherwise subject to regulation thereunder and no Borrower relies solely on the exemption from the definition of “investment company” in Section 3(c)(1) and/or 3(c)(7) of the 1940 Act (although such exemptions may be available).

(N) Covered Fund. No Borrower is a “covered fund” under Section 13 of the Bank Holding Company Act of 1956, as amended.

(O) Properties; Security Interest. Each Borrower has good title to all of its properties and assets necessary in the ordinary conduct of its business, free and clear of Liens other than Permitted Liens. Once executed and delivered, the Security Agreement and the Pledge Agreement create, as security for the Obligations, a valid and enforceable and (coupled with this Agreement, the Lockbox Agreements and the taking of all actions required thereunder and under the Security Agreement and the Pledge Agreement for perfection) perfected security interest in and Lien on all of the Collateral, in favor of the Administrative Agent, for the benefit of the Secured Parties, superior to and prior to the rights of all third persons and subject to no other Liens, except that the Collateral may be subject to Permitted Liens.

(P) Subsidiaries. No Borrower has, and shall not have, any Subsidiaries (other than in the case of SSA SPV1, SSA SPV2 and SSA SPV3), and does not and shall not otherwise own or hold, directly or indirectly, any Capital Stock of any other Person (other than in the case of SSA SPV1, Capital Stock of SSA SPV2 and SSA SPV3).

(Q) Valid Transfer. The Assignment Agreements create a valid sale, transfer or assignment by the applicable Assignor of all right, title and interest of the such Assignor in and to the Conveyed Property in each case conveyed to Seller. The Sale and Contribution Agreement creates a valid sale, transfer and/or assignment from the Seller to the Borrowers of all right title and interest of the Seller in and to the Conveyed Property in each case conveyed to the Borrowers thereunder on or after the Closing Date.

(R) Purchases of Solar Assets. The Borrowers have given reasonably equivalent value to the Seller (which may include additional Capital Stock in SSA SPV2 or SSA SPV3) in consideration for the transfer to the Borrowers by the Seller of the Conveyed Property conveyed to the Borrowers under the Sale and Contribution Agreement on or after the Closing Date, and no such transfer has been made for or on account of an antecedent debt owed by the Seller to the Borrowers.

(S) OFAC and Patriot Act. No Borrower, or to the knowledge of such Borrower, any of its officers, directors or employees appears on the Specially Designated Nationals and Blocked Persons List published by the Office of Foreign Assets Control (“OFAC”) or is otherwise a person with which any U.S. person is prohibited from dealing under the laws of the United States, unless authorized by OFAC. No Borrower conducts business or complete transactions with the governments of, or persons within, any country under economic sanctions administered and enforced by OFAC. No Borrower will directly or indirectly use the proceeds from this Agreement, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

partner or other person to fund any activities of or business with any person that, at the time of such funding, is the subject of economic sanctions administered or enforced by OFAC, or is in any country or territory that, at the time of such funding or facilitation, is the subject of economic sanctions administered or enforced by OFAC. No Borrower is in violation of Executive Order No. 13224 or the Patriot Act.

(T) Foreign Corrupt Practices Act. No Borrower, or the knowledge of suchBorrower, any of its directors, officers, agents or employees, has used any of the proceeds of any Advance (i) for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (ii) to make any direct or indirect unlawful payment to any government official or employee from corporate funds, (iii) to violate any provision of the U.S. Foreign Corrupt Practices Act of 1977 or similar law of a jurisdiction in which any Borrower conducts its business and to which they are lawfully subject, or (iv) to make any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(U) Eligibility. With respect to each Eligible Solar Asset, each such Solar Asset meets the criteria of an Eligible Solar Asset.

ARTICLE V

COVENANTS

Section 5.1 Affirmative Covenants. The Borrowers covenant and agree, jointly and severally that, until all Obligations (other than contingent obligations not then due) hereunder have been paid in full:

(A) Reporting Requirements. The Borrower Representative will furnish to the Administrative Agent for delivery to each Lender and, in the case of subclause (v) below, the Paying Agent and the Back-Up Servicer:

(i) within (a) one hundred eighty (180) days after the close of each fiscal year of Parent (beginning with the fiscal year ending December 31, 2018), the unqualified audited financial statements for such fiscal year that include the consolidated balance sheet of Parent and its consolidated subsidiaries as of the end of such fiscal year, the related consolidated statements of income, of stockholders’ equity and of cash flows for such fiscal year, in each case, setting forth comparative figures for the preceding fiscal year, audited by a Nationally Recognized Accounting Firm selected by Parent, and, beginning with the fiscal year ending December 31, 2018, the assets and liabilities of the Borrowers as of the end of such fiscal year presented along with an Officer’s Certificate of the Borrower Representative certifying the accuracy of such financial statements and (b) sixty (60) days after the end of each fiscal quarter ending March 31, June 30 and September 30, the unaudited consolidated balance sheets and income statements for such fiscal quarter on a year-to-date basis for Parent and its consolidated subsidiaries along with an Officer’s Certificate of the Borrower Representative certifying the accuracy of such financial statements and;

(ii) if, at any time, Sunnova Management is the Manager or the Servicer, but is not a subsidiary of Parent, within (a) 180 days after the end of each of its fiscal years

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(beginning with the fiscal year ending December 31, 2018), a copy of the unqualified audited consolidated financial statements for such year for Sunnova Management, containing financial statements for such year audited by a Nationally Recognized Accounting Firm selected by Sunnova Management and (b) sixty (60) days after the end of each fiscal quarter ending March 31, June 30 and September 30, the unaudited consolidated balance sheets and income statements for such fiscal quarter on a year-to-date basis for Sunnova Management;

(iii) at any time that Sunnova Management is the Manager or the Servicer, within one hundred eighty (180) days after the end of each of its fiscal years (beginning with the fiscal year ending December 31, 2018), a report to the Administrative Agent prepared by a Qualified Service Provider (as defined in the Servicing Agreement) containing such firm’s conclusions with respect to an examination of certain information relating to Sunnova Management’s compliance with its obligations under the Transaction Documents (including, without limitation, such firm’s conclusions with respect to an examination of the calculations of amounts set forth in certain of Sunnova Management’s reports delivered hereunder and pursuant to the Management Agreement and the Servicing Agreement, as applicable, during the prior calendar year and Sunnova Management’s source records for such amounts), in form and substance satisfactory to the Administrative Agent;

(iv) as soon as possible, and in any event within five (5) Business Days, after any Borrower or any of their ERISA Affiliates knows or has reason to know that an ERISA Event has occurred, deliver to the Lenders a certificate of a responsible officer of such Borrower setting forth the details of such ERISA Event, the action that such Borrower or the ERISA Affiliate proposes to take with respect thereto, and, when known, any action taken or threatened by the Internal Revenue Service, Department of Labor or the Pension Benefit Guaranty Corporation;

(v) (a) promptly, and in any event within five (5) Business Days, aftera Responsible Officer of any of the Borrowers, the Seller, the Servicer (if it is an Affiliate of the Borrower), the Manager (if it is an Affiliate of the Borrower) or the Parent obtains knowledge thereof, notice of the occurrence of any event that constitutes an Event of Default, a Potential Default, a Sequential Interest Amortization Event, a Potential Sequential Interest Amortization Event, an Early Amortization Event, a Potential Early Amortization Event, a Cash Trap Event or a Potential Cash Trap Event, which notice shall specify the nature thereof, the period of existence thereof and what action the Borrowers propose to take with respect thereto and (b) promptly, and in any event within five (5) Business Days after a Responsible Officer of any of the Borrowers, the Seller, the Servicer (if it is an Affiliate of the Borrower), the Manager (if it is an Affiliate of the Borrower) or the Parent obtains knowledge thereof, notice of any other development concerning any litigation, governmental or regulatory proceeding (including environmental law) or labor matter (including ERISA Event) pending or threatened in writing against such Borrower;

(vi) promptly, and in any event within five (5) Business Days after a Responsible Officer of any of the Borrowers, the Seller, the Servicer (if it is an Affiliate of the Borrower), the Manager (if it is an Affiliate of the Borrower) or the Parent obtains

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

knowledge thereof, notice of the occurrence of any event that constitutes a default, an event of default or any event that would permit the acceleration of any obligation under a Sunnova Credit Facility;

(vii) promptly, and in any event within five (5) Business Days, after receipt thereof by any of the Borrowers, the Seller, the Servicer (if it is an Affiliate of the Borrower), the Manager (if it is an Affiliate of the Borrower) or the Parent, copies of all material notices, requests, and other documents (excluding regular periodic reports) delivered or received by such Borrower under or in connection with the Sale and Contribution Agreement; and (viii) promptly, and in any event within five (5) Business Days, after receipt thereof by any of the Borrowers, the Seller, the Servicer (if it is an Affiliate of the Borrower), the Manager (if it is an Affiliate of the Borrower) or the Parent, copies of all notices and other documents delivered or received by such Borrower with respect to any material tax Liens on Solar Assets (either individually or in the aggregate).

(B) Solar Asset Reporting. The Borrowers shall enforce the provisions of the Servicing Agreement and the Management Agreement which require the Manager to deliver any reports and which require the Servicer to furnish, in each case to the Administrative Agent, each Funding Agent, the Back-Up Servicer, and the Paying Agent, the Quarterly Servicer Report pursuant to and in accordance with the terms of the Servicing Agreement.

(C) UCC Matters; Protection and Perfection of Security Interests. Each Borrower agrees to notify the Administrative Agent in writing of any change (i) in its legal name, (ii) in its identity or type of organization or corporate structure, or (iii) in the jurisdiction of its organization, in each case, within ten (10) days of such change. Each Borrower agrees that from time to time, at its sole cost and expense, it will promptly execute and deliver all further instruments and documents, and take all further action necessary or reasonably required by the Administrative Agent (a) to complete all assignments from Assignors to the Seller under the Assignment Agreements and from the Seller to the Borrowers under the Sale and Contribution Agreement, (b) to perfect, protect or more fully evidence the Administrative Agent’s security interest in the Solar Assets acquired by such Borrower under the Sale and Contribution Agreement, or (c) to enable the Administrative Agent to exercise or enforce any of its rights hereunder, under the Security Agreement, the Pledge Agreement or under any other Transaction Document. Without limiting each Borrower’s obligation to do so, each Borrower hereby irrevocably authorizes the filing of such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or reasonably required by the Administrative Agent. Each Borrower hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto and assignments thereof, naming such Borrower as debtor, relative to all or any of the Collateral now existing or hereafter arising without the signature of such Borrower where permitted by law. A carbon, photographic or other reproduction of the Security Agreement, the Pledge Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement.

(D) Access to Certain Documentation and Information Regarding the Eligible Solar Assets. The Borrowers shall permit (and, as applicable, shall cause the Manager, the Servicer, the Back-Up Servicer and the Custodian to permit) the Administrative Agent (and, as applicable, the Custodian) or its duly authorized representatives or independent contractors, upon reasonable

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

advance notice to the Borrowers (and, as applicable, the Manager, the Servicer, the Back-Up Servicer and the Custodian),

(i) access to documentation that the Borrowers, the Manager, the Servicer, the Back-Up Servicer or the Custodian, as applicable, may possess regarding the Eligible Solar Assets,

(ii) to visit the Borrowers, the Manager, the Servicer, the Back-Up Servicer or the Custodian, as applicable, and to discuss their respective affairs, finances and accounts (as they relate to their respective obligations under this Agreement and the other Transaction Documents) with the Borrowers, the Manager, the Servicer, the Back-Up Servicer or the Custodian, as applicable, their respective officers, and independent accountants (subject to such accountants’ customary policies and procedures), and (iii) to examine the books of account and records of the Borrowers, the Custodian, the Back-Up Servicer, the Servicer or the Manager, as applicable as they relate to the Eligible Solar Assets, to make copies thereof or extracts therefrom, in each case, at such reasonable times and during regular business hours of the Borrowers, the Custodian, the Back-Up Servicer, the Servicer or the Manager, as applicable; provided that, upon the existence of an Event of Default, the Class B Lenders shall have the same rights of access, inspection and examination as the Agent under this Section 5.1(D). The frequency of the granting of such access, such visits and such examinations, and the party to bear the expense thereof, shall be governed by the provisions of Section 7.13 with respect to the reviews of the Borrowers’ business operations described in such Section 7.13. The Administrative Agent (and, as applicable, the Custodian) shall and shall cause their representatives or independent contractors to use commercially reasonable efforts to avoid interruption of the normal business operations of the Borrowers, the Custodian, the Back-Up Servicer, the Servicer or the Manager, as applicable. Notwithstanding anything to the contrary in this Section 5.1(D), (i) none of the Borrowers, the Custodian, the Back-Up Servicer, the Servicer or the Manager will be required to disclose, permit the inspection, examination or making copies or abstracts of, or discussion of, any document, information or other matter that (x) constitutes non-financial trade secrets or non-financial proprietary information, (y) in respect of which disclosure to the Administrative Agent or any Lender (or their respective representatives or contractors) is prohibited by law or any binding confidentiality agreement, or (z) is subject to attorney-client or similar privilege or constitutes attorney work product, (ii) the Borrowers shall have the opportunity to participate in any discussions with the Borrowers’ independent accountants, and (iii) absent the occurrence and continuance of an Event of Default, Early Amortization Event, Sequential Interest Amortization Event or Cash Trap Event, the Administrative Agent (and, as applicable, the Custodian) or its duly authorized representatives or independent contractors shall not be permitted to visit the Back-Up Servicer more than once during any given twelve (12) month period.

(E) Existence and Rights; Compliance with Laws. The Borrowers shall preserve and keep in full force and effect their respective limited liability company existence, and any material rights, permits, patents, franchises, licenses and qualifications. The Borrowers shall comply with all applicable laws and maintain in place all permits, licenses, approvals and qualifications required for each of them to conduct its business activities.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(F) Books and Records. The Borrowers shall maintain, and cause (if any are Affiliates of the Borrowers) the Manager and the Servicer to maintain, proper and complete financial and accounting books and records. The Borrowers shall maintain with respect to Eligible Solar Assets accounts and records as to each Eligible Solar Asset that are proper, complete, accurate and sufficiently detailed so as to permit (i) the reader thereof to know as of the most recently ended calendar month the status of each Eligible Solar Asset including payments made and payments owing (and whether or not such payments are past due), and (ii) reconciliation of payments on each Eligible Solar Asset and the amounts from time to time deposited in respect thereof in the Lockbox Accounts or the Collection Account.

(G) Taxes. The Borrowers shall pay when due all Taxes imposed upon any of them or any of their respective properties or which they are required to withhold and pay over, and provide evidence of such payment to the Administrative Agent if requested; provided, that the Borrowers shall not be required to pay any such Tax that is being contested in good faith by proper actions diligently conducted if (i) they have maintained adequate reserves with respect thereto in accordance with GAAP and (ii) in the case of a Tax that has or may become a Lien against any of the Collateral, such proceedings conclusively operate to stay the sale of any portion of the Collateral to satisfy such Tax.

(H) Maintenance of Properties. The Borrowers shall ensure that their material properties and equipment used or useful in each of their business in whomsoever’s possession they may be, are kept in reasonably good repair, working order and condition, normal wear and tear excepted, and that from time to time there are made in such properties and equipment all needful and proper repairs, renewals, replacements, extensions, additions, betterments and improvements thereto, in each case, to the extent and in the manner customary for companies in similar businesses.

(I) ERISA. The Borrowers shall deliver to the Administrative Agent such certifications or other evidence from time to time prior to the repayment of all Obligations, as requested by the Administrative Agent in its sole discretion, that (i) no Borrower is an “employee benefit plan” as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA or a plan within the meaning of Section 4975 of the Internal Revenue Code, or a “governmental plan” within the meaning of Section 3(32) of ERISA, (ii) no Borrower is subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans, and (iii) no assets of any Borrower constitutes “plan assets” within the meaning of 29 C.F.R. Section 2510.3-101, as modified in application by Section 3(42) of ERISA of any “benefit plan investor” as defined in Section 3(42) of ERISA.

(J) Use of Proceeds. The Borrowers will only use the proceeds of the Class A Advances and the Class B Advances as permitted under Section 2.3.

(K) Change of State of Organization; Collections; Names, Etc. (i) In respect of the Seller, the Servicer and the Manager (if any are Affiliates of any Borrower), the Borrowers shall notify the Administrative Agent, the Paying Agent, the Back-Up Servicer and the Custodian in writing of any change (a) in such entity’s legal name, (b) in such entity’s identity or type of organization or corporate structure, or (c) in the jurisdiction of such entity’s organization, in each case, within ten (10) days of such change; and (ii) In the event that the Borrowers or any Affiliated

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Entity thereof receives any Collections relating to any Eligible Solar Assets directly, the Borrowers shall hold, or cause such Affiliated Entity to hold, all such Collections in trust for the benefit of the Secured Parties and deposit, or cause such Affiliated Entity to deposit, such Collections into the Collection Account, as soon as practicable, but in no event later than two (2) Business Days after its receipt thereof.

(L) Insurance. The Borrowers shall maintain or cause to be maintained, at their own expense, insurance coverage (i) by such insurers and in such forms and amounts and against such risks as are generally consistent with the insurance coverage maintained by the Borrowers as of the Closing Date and to the extent commercially obtainable, or (ii) as is customary, reasonable and prudent in light of the size and nature of the Borrowers’ business as of any date after the Closing Date. The Borrowers shall be deemed to have complied with this provision if one of their Affiliates has such policy coverage and, by the terms of any such policies, the coverage afforded thereunder extends to the Borrowers and the Seller. Upon the request of the Administrative Agent at any time subsequent to the Closing Date, the Borrowers shall cause to be delivered to the Administrative Agent, a certification evidencing the Borrowers’ and the Seller’s coverage under any such policies.

(M) Maintenance of Independent Director. Each Borrower shall maintain at least one individual to serve as an independent director (an “Independent Director”) of such Borrower, (i) which is not, nor at any time during the past six (6) years has been, (a) a direct or indirect beneficial owner, a partner (whether direct, indirect or beneficial), customer or supplier of such Borrower or any of its Affiliates, (b) a manager, officer, employee, member, stockholder, director, creditor, Affiliate or associate of such Borrower or any of its Affiliates (other than as an independent officer, director, member or manager acting in a capacity similar to that set forth herein), (c) a person related to, or which is an Affiliate of, any person referred to in clauses (a) or (b), or (d) a trustee, conservator or receiver for any Affiliate of such Borrower or any of its Affiliates, (ii) which shall have had prior experience as an independent director for a corporation or limited liability company whose charter documents required the unanimous consent of all independent directors thereof before such corporation or limited liability company could consent to the institution of bankruptcy or insolvency proceedings against it or could file a petition seeking relief under any applicable federal or state law relating to bankruptcy, and (iii) which shall have at least three (3) years of employment experience with one or more entities with a national reputation and presence that provide, in the ordinary course of their respective businesses, advisory, management or placement services to issuers of securitization or structured finance instruments, agreements or securities, and is currently employed by such an entity.

(N) The Sale and Contribution Agreement. The Borrowers shall make such reasonable requests for information and reports or for action under the Sale and Contribution Agreement to the Seller as the Administrative Agent may reasonably request to the extent that the Borrowers are entitled to do the same thereunder.

(O) Acquisitions from Assignors and the Seller. With respect to each Solar Asset, the ownership of which is acquired by Seller from the Assignors and by the Borrowers from the Seller on or after the Closing Date, the Borrowers shall (i) acquire such ownership pursuant to and in accordance with the terms of the Sale and Contribution Agreement, (ii) take all action necessary to perfect, protect and more fully evidence such ownership, including (a) filing and maintaining effective financing statements (Form UCC-1) naming the Seller, as debtor, the applicable

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Borrower, as secured party, and the Administrative Agent, as assignee, in all necessary filing offices, and filing continuation statements, amendments or assignments with respect thereto in such filing offices and (b) executing or causing to be executed such other instruments or notices as may be necessary or reasonably requested by the Administrative Agent, and (iii) take all additional action that the Administrative Agent may reasonably request to perfect, protect and more fully evidence the respective interests of the parties to this Agreement.

(P) Maintenance of Separate Existence. The Borrowers shall take all reasonable steps to continue their identities as separate legal entities and to make it apparent to third Persons that they are entities with assets and liabilities distinct from those of the Affiliated Entities or any other Person, and that they are not divisions of any of the Affiliated Entities or any other Person. In that regard each Borrower shall:

(i) maintain its limited liability company existence, make independent decisions with respect to its daily operations and business affairs, and, other than pursuant to the terms of the limited liability company agreement of the Borrower, not be controlled in making such decisions by any other Affiliated Entity or any other Person;

(ii) maintain its assets in a manner which facilitates their identification and segregation from those of any of the other Affiliated Entities;

(iii) except as expressly otherwise permitted hereunder, conduct all intercompany transactions or enter into any contract or agreement with the other Affiliated Entities upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arm’s length basis with unaffiliated third parties;

(iv) not guarantee any obligation of any of the other Affiliated Entities, nor have any of its obligations guaranteed by any other Affiliated Entity or hold itself out as responsible for the debts of any other Affiliated Entity or for the decisions or actions with respect to the business and affairs of any other Affiliated Entity;

(v) except as expressly otherwise permitted hereunder or contemplated under any of the other Transaction Documents, not permit the commingling or pooling of its funds or other assets with the assets of any other Affiliated Entity;

(vi) maintain separate deposit and other bank accounts to which no other Affiliated Entity (other than an account shared with other Borrowers) has any access;

(vii) compensate (either directly or through reimbursement of its allocable share of any shared expenses) all employees, consultants and agents, and Affiliated Entities, to the extent applicable, for services provided to such Borrower by such employees, consultants and agents or Affiliated Entities, in each case, either directly from such Borrower’s own funds or indirectly through documented capital contributions from Parent, Intermediate Holdco, AP5H, Seller or any other direct or indirect parent of such Borrower;

(viii) have agreed with each of the other relevant Affiliated Entities to allocate among themselves, through documented intercompany transactions, including documented capital contributions from Parent, Intermediate Holdco, AP5H, Seller or any other direct

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

or indirect parent of such Borrower, shared overhead and corporate operating services and expenses which are not reflected in documentation in connection with a Takeout Transaction (including the services of shared employees, consultants and agents and reasonable legal and auditing expenses) on the basis of actual use or the value of services rendered, and otherwise on a basis reasonably related to actual use or the value of services rendered;

(ix) pay for its own account, directly from such Borrower’s own funds or indirectly through documented capital contributions from Parent, Intermediate Holdco, AP5H, Seller or any other direct or indirect parent of such Borrower, for accounting and payroll services, rent, lease and other expenses (or its allocable share of any such amounts provided by one or more other Affiliated Entity) and not have such operating expenses (or such Borrower’s allocable share thereof) paid by any of the Affiliated Entities; provided, that Parent or another Affiliated Entity shall be permitted to pay the initial organizational expenses of such Borrower;

(x) conduct its business (whether in writing or orally) solely in its own name through its duly authorized officers, employees and agents, including the Manager and the Servicer;

(xi) not make or declare any distributions of cash or property to the holders of its equity securities or make redemptions or repurchases of its equity securities, in either case, on a periodic basis any more frequently than monthly or otherwise, in certain other irregular cases, in accordance with appropriate corporate formalities and consistent with sound business judgment; and all such distributions, redemptions or repurchases shall only be permitted hereunder to the extent that no Event of Default then exists or would result therefrom;

(xii) maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

(xiii) maintain all of its books, records, financial statements and bank accounts separate from those of any other Affiliated Entity, and not permit its assets to be listed on the financial statement of any other Affiliated Entity; provided, however, that the Borrowers’ assets may be included in a consolidated financial statement of its affiliates provided that (i) appropriate notation shall be made on such consolidated financial statements to indicate the separateness of Borrowers and such affiliates and to indicate that the Borrowers’ assets and credit are not available to satisfy the debts and other obligations of such affiliates or any other Person and (ii) such assets shall be listed on the Borrowers’ own separate balance sheet;

(xiv) file its own tax returns unless prohibited by Applicable Law from doing so (except that such Borrower may file or may include its filing as part of a consolidated federal tax return, to the extent required and/or permitted by Applicable Law, provided that, there shall be an appropriate notation indicating the separate existence of such Borrower and its assets and liabilities); and

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(xv) otherwise practice and adhere to corporate formalities such as complying with its organizational documents and member and manager resolutions, the holding of regularly scheduled meetings of members and managers, and maintaining complete and correct books and records and minutes of meetings and other proceedings of its members and managers; provided that nothing in this Section shall limit or prevent the commingling of funds and the other transactions among the Borrowers expressly permitted hereunder.

(Q) Updates to Account Schedule. Schedule II attached hereto shall be updated by the Borrowers and delivered to the Administrative Agent immediately to reflect any changes as to which the notice and other requirements specified in Section 5.2(K) have been satisfied.

(R) Deposits into the Accounts. (i) The Borrowers shall (a) direct, or cause to be directed, all Host Customers to make all Host Customer Payments directly into the applicable Lockbox Account; provided, that with respect to Host Customer Payments related to Credit Card Receivables, such payments shall be remitted through a vendor reasonably acceptable to the Administrative Agent and then transferred to the applicable Lockbox Account on the third Business Day after receipt by such vendor, (b) deposit or cause to be deposited all other Collections into the Collection Account and (c) deposit or cause to be deposited all net proceeds of a Takeout Transaction into the Takeout Transaction Account in accordance with Section 2.6(C).

(i) The Borrowers shall not deposit into or otherwise credit (or cause to be deposited or credited), or consent to or fail to object to any such deposit or credit of, cash or cash proceeds other than Collections of Eligible Solar Assets into the Collection Account or the Lockbox Accounts.

(S) Hedging. The Borrowers shall collectively at all times satisfy the Hedge Requirements.

(T) Lockbox Accounts. If, at any time, the Lockbox Bank withdraws funds from any Lockbox Account to pay amounts owed to the Lockbox Bank pursuant to any Lockbox Agreement and such withdrawal reduces the amounts on deposit in such Lockbox Account below the Required Lockbox Reserve Amount (such deficit, the “Lockbox Bank Withdrawn Amount”), the applicable Borrower shall promptly thereafter deposit or cause to be deposited into the applicable Lockbox Account an amount equal to the Lockbox Bank Withdrawn Amount in accordance with Section 2.6(B)(xxii).

(U) Notice to Seller. The Borrowers shall promptly notify the Seller of a breach of Section 4.1(U) and shall require the Seller to cure such breach or pay the Refund Price for such Defective Solar Asset pursuant to and in accordance with the Sale and Contribution Agreement.

Section 5.2 Negative Covenants. The Borrowers covenant and agree, jointly and severally that, until all Obligations (other than contingent obligations not then due) hereunder have been paid in full, no Borrower will:

(A) Business Activities. Conduct any business other than:

(i) the acquisition from time to time of any or all right, title and (direct or indirect) interest in and to (a) Solar Assets and all rights and interests thereunder or relating

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

thereto pursuant to the Sale and Contribution Agreement (including in connection with a permitted substitution pursuant to Section 2.8) or (b) any assets from another Borrower;

(ii) the conveyance from time to time (a) to a Host Customer of a Host Customer Purchased Asset purchased by such Host Customer, (b) to any other Borrower of any assets and (c) of Marketable RECs;

(iii) the conveyance by the Borrowers from time to time of (a) Solar Assets or, with respect to SSA SPV1, the Capital Stock of SSA SPV2 or SSA SPV3 in connection with a Takeout Transaction or (b) Transferable Solar Assets that are distributed by SSA SPV1 to Seller so long as (x) no Event of Default or Under Collateralization Event exists and (y) the Borrowers have paid (or will pay with the proceeds of the transfer) the related Unscheduled Principal Payments with respect thereto;

(iv) the execution and delivery by the Borrowers from time to time of purchase agreements, in form and substance satisfactory to the Administrative Agent, related to the sale of securities by the Borrowers or any of their Affiliates in connection with a Takeout Transaction;

(v) the performance by the Borrowers of all of their respective obligations under the aforementioned agreements and under this Agreement and any documentation related thereto;

(vi) the preparation, execution and delivery of any and all other documents and agreements as may be required in connection with the performance of the activities of the Seller and the Borrowers approved above; and

(vii) to engage in any lawful act or activity and to exercise any powers permitted under the Delaware Limited Liability Company Act that are reasonably related, incidental, necessary, or advisable to accomplish the foregoing.

Notwithstanding the foregoing, after the Closing Date and at any time on or prior to the earlier of (a) the Maturity Date and (b) the date on which all Obligations (other than contingent obligations not then due) of the Borrowers hereunder have been paid in full, the Borrowers shall not, without the prior written consent of the Majority Lenders and the Majority Class B Lenders (consent by the Majority Class B Lenders to not be unreasonably withheld, conditioned or delayed if otherwise approved by the Majority Lenders; provided that if the Majority Class B Lenders have not affirmatively disapproved such transaction in writing within five (5) Business Days of receiving notice of such transaction and the Majority Lenders have otherwise approved such transaction, such transaction shall be deemed approved) (1) purchase or otherwise acquire any Solar Assets, or interests therein, except for acquisitions from the Seller pursuant to and in accordance with the Sale and Contribution Agreement, (2) convey or otherwise dispose of any Solar Assets, or interests therein, other than permitted under Sections 5.2(A)(ii), 5.2(A)(iii) or 5.2(E), or (3) establish any Subsidiaries other than the Subsidiaries in existence on the Closing Date.

(B) Sales, Liens, Etc. Except as permitted hereunder (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Lien upon or with respect

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

to, any Eligible Solar Asset or Collections, or upon or with respect to the Collection Account or the Lockbox Accounts or any other account owned by or in the name of a Borrower to which any Collections are sent, or assign any right to receive income in respect thereof, or (ii) create or suffer to exist any Lien upon or with respect to any of its properties, whether now owned or hereafter acquired, or assign any right to receive income, to secure or provide for the payment of any Indebtedness of any Person or for any other reason; provided that notwithstanding anything to the contrary herein, this Section 5.2(B) shall not prohibit (x) any Lien that constitutes a Permitted Lien or (y) so long as notice is given to Administrative Agent under any Quarterly Servicer Report of any of the following, any actions permitted under Sections 5.2(A)(ii)(a) or (b) or Section 5.2(A)(iii).

(C) Indebtedness. Incur or assume any Indebtedness, except Permitted Indebtedness.

(D) Loans and Advances. Make any loans or advances to any Person.

(E) Dividends, Etc. Declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any interest in any Borrower, or purchase, redeem or otherwise acquire for value any interest in the Affiliated Entities or any rights or options to acquire any such interest to any Person that is not a Borrower, except:

(i) distributions of cash by the Borrowers from the Borrowers’ Account in accordance with this Agreement;

(ii) transfers, dividends or other distributions of Transferable Assets to the Seller pursuant to the Sale and Contribution Agreement; and

(iii) transfers, dividends or other distributions of Solar Assets and other property or assets between and among the Borrowers; and

(iv) transfers, dividends or other distributions of Marketable RECs; provided, that the distributions described in subsection (i) of clause (E) shall not be permitted if either an Event of Default or Potential Default would result therefrom unless all outstanding Obligations (other than contingent liabilities for which no claims have been asserted) have been irrevocably paid in full with all accrued but unpaid interest thereon and any related Liquidation Fees.

(F) Mergers, Etc. Merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to, or acquire all or substantially all of the assets of, any Person that is not a Borrower, except in connection with the acquisition or sale of Solar Assets and similar property pursuant to the Sale and Contribution Agreement, or the sale of Solar Assets or Capital Stock with respect to SSA SPV2 or SSA SPV3 pursuant to a Takeout Transaction or an acquisition or sale where all Obligations have been paid in full with all accrued but unpaid interest thereon and any related Liquidation Fees.

(G) Investments. Make any investment of capital in any Person that is not a Borrower either by purchase of stock or securities, contributions to capital, property transfer or otherwise or acquire or agree to acquire by any manner any business of any Person that is not a Borrower.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(H) Change in Organizational Documents. Amend, modify or otherwise change any of the terms or provisions in its organizational documents as in effect on the date hereof without the consent of the Administrative Agent, the Majority Lenders and, to the extent such amendment, modification or change could reasonably be expected to materially and adversely affect the Class B Lenders in a manner disproportionate to the Class A Lenders, the Majority Class B Lenders.

(I) Transactions with Affiliates. Enter into, or be a party to, any transaction with any of its Affiliates, except (i) the transactions contemplated by the Transaction Documents or any similar conveyance agreement entered into in connection with a Takeout Transaction, (ii) any other transactions (including the lease of office space or computer equipment or software by the Borrowers from an Affiliate and the sharing of employees and employee resources and benefits) (a) in the ordinary course of business or as otherwise permitted hereunder, (b) pursuant to the reasonable requirements and purposes of the Borrowers’ business, (c) upon fair and reasonable terms (and, to the extent material, pursuant to written agreements) that are consistent with market terms for any such transaction, and (d) permitted by Sections 5.2(B), (C), (E) or (F) , (iii) employment and severance arrangements and health, disability and similar insurance or benefit plans between any Borrower and its directors, officers, employees in the ordinary course of business, (iv) the payment of customary fees and reasonable out of pocket costs to, and indemnities provided on behalf of, directors, managers, consultants, officers and employees of any parent entity of the Borrowers or the Borrowers to the extent attributable to the ownership or operation of the Borrowers, and (v) any transactions between or among the Borrowers.

(J) Addition, Termination or Substitution of Accounts. Add, terminate or substitute, or consent to the addition, termination or substitution of, the Lockbox Accounts, the Collection Account, the Liquidity Reserve Account, the Cash Trap Reserve Account, the Inverter Replacement Reserve Account or the Takeout Transaction Account unless, the Administrative Agent and the Majority Class B Lenders (consent by the Majority Class B Lenders to not be unreasonably withheld, conditioned or delayed if otherwise approved by the Administrative Agent; provided that if the Majority Class B Lenders have not affirmatively disapproved such addition, termination or substitution in writing within five (5) Business Days of receiving notice of such addition, termination or substitution and the Administrative Agent has otherwise approved such addition, termination or substitution, such addition, termination or substitution shall be deemed approved) shall have consented thereto after having received at least thirty (30) days’ prior written notice thereof. Notwithstanding the foregoing, the Borrowers neither have nor shall have any control over the Lockbox Accounts, the Collection Account, the Liquidity Reserve Account, the Cash Trap Reserve Account, the Inverter Replacement Reserve Account or the Takeout Transaction Account.

(K) Collections. (i) Deposit at any time Collections into any bank account other than the Lockbox Accounts or the Collection Account, (ii) make any change to the payment instructions to any Host Customer or direct any Host Customer to make any Host Customer Payments to any other destination other than a Lockbox Account, or (iii) permit the assets of any Person (other than the Borrowers) to be deposited into the Lockbox Accounts or the Collection Account.

(L) Amendments to Transaction Documents. Without the consent of the Administrative Agent and subject to Section 10.2, amend, modify or otherwise change any of the terms or provisions of any Transaction Document other than (i) supplements identifying Solar Assets to be

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

transferred in connection with each transfer of Solar Assets from time to time in accordance with the Sale and Contribution Agreement or this Agreement, (ii) amendments, supplements or other changes in accordance with the terms of the applicable Transaction Document, and (iii) amendments, supplements or other changes with respect to exhibits and schedules to any Transaction Document that would not reasonably be expected to have a material adverse effect on the value, enforceability, or collectability of the Collateral or adversely affect Collections.

ARTICLE VI

EVENTS OF DEFAULT

Section 6.1 Events of Default. The occurrence of any of the following specified events shall constitute an event of default under this Agreement (each, an “Event of Default”):

(A) Non-Payment. (i) The Borrowers shall fail to make any required payment of principal when due hereunder and such failure shall continue unremedied for, in the case of any payment of principal other than an Unscheduled Principal Payment, two (2) Business Days after the day such payment is due, or (ii) the Borrowers shall fail to make any required payment of interest (excluding Class A Subordinate Interest Distribution Amounts and Class B Deferred Interest) when due hereunder and such failure shall continue unremedied for two (2) Business Days after the day such payment is due, or (iii) the Borrowers shall fail to pay the aggregate outstanding principal balance of all Advances made to the Borrowers by the Maturity Date, or (iv) the Borrowers shall fail to make any required payment on any other Obligation when due hereunder or under any other Transaction Document and such failure under this sub-clause (iv) shall continue unremedied for five (5) Business Days after the earlier of (a) written notice of such failure shall have been given to the Borrowers by the Administrative Agent or any Lender or (b) the date upon which a Responsible Officer of any Borrower obtained knowledge of such failure.

(B) Representations. Any representation or warranty made or deemed made by any Borrower (other than pursuant to Section 4.1(L) hereof regarding the Parent), the Parent or the Seller herein or in any other Transaction Document (after giving effect to any qualification as to materiality set forth therein, if any) shall prove to have been inaccurate in any material respect when made and such defect, to the extent it is capable of being cured, is not cured within thirty (30) days from the earlier of the date of receipt by the related Borrower, the Parent or the Seller, as the case may be, of written notice from the Administrative Agent of such failure by the Borrower, the Parent or the Seller, as the case may be, of such failure; provided that a breach of any representation or warranty made by the applicable Borrower in Section 4.1(U) or Seller in Section 6(b) of the Sale and Contribution Agreement shall be excluded so long as either (i) the Seller has cured or reimbursed any applicable Refund Price under the Sale and Contribution Agreement or replaced the applicable Defective Solar Asset with a Substitute Solar Asset in accordance with Section 2.8 or (ii) the applicable Borrower has removed from the Aggregate Discounted Solar Asset Balance calculation any other Transferable Solar Asset (and in no case shall such Transferable Solar Asset be an Eligible Solar Asset) and has paid the related Unscheduled Principal Payment with respect thereto.

(C) Covenants. Any Borrower or the Seller shall fail to perform or observe any other term, covenant or agreement contained in this Agreement or in any other Transaction Document

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

which has not been cured within thirty (30) days from the earlier of the date of receipt by a Borrower or the Seller, as the case may be, of written notice from the Administrative Agent of such failure by the Borrowers or the Seller, as the case may be, of such failure.

(D) Validity of Transaction Documents. This Agreement or any other Transaction Document shall (except in accordance with its terms), in whole or in part, cease to be (i) in full force and effect and/or (ii) the legally valid, binding and enforceable obligation of any Borrower, the Parent, the Seller, the Servicer or the Manager.

(E) Insolvency Event. An Insolvency Event shall have occurred with respect to Parent, the Seller or any Borrower.

(F) Parent Guaranty. (i) Any failure by Parent to perform under the Parent Guaranty or (ii) an event or circumstance has occurred and is continuing that materially and adversely affects the ability of the Parent to perform its obligations under the Parent Guaranty; provided that (with respect to this clause (ii)) such event or circumstance is not adequately addressed within ninety (90) days from the date of receipt by the Borrowers of written notice from the Administrative Agent of such event or circumstance; provided further that in either clause (i) or (ii) a breach by Parent of the Financial Covenants shall not be an Event of Default hereunder.

(G) ERISA Event. Either (i) any ERISA Event shall have occurred or (ii) the assets of any Borrower become subject to Title I of ERISA, Section 4975 of the Internal Revenue Code, or, by reason of any investment in any Borrower by any governmental plan, as the case may be, any other federal, state, or local provision similar to Section 406 of ERISA or Section 4975 of the Internal Revenue Code.

(H) Under Collateralization Event. An Under Collateralization Event has occurred and is not cured by the next Payment Date.

(I) Security Interest. The Administrative Agent, for the benefit of the Lenders, ceases to have a first priority perfected security interest in Collateral having a value in excess of $150,000 and such failure shall continue unremedied for more than five (5) Business Days unless such Liens with a higher priority than Administrative Agent’s Liens are Permitted Liens; provided that if such cessation in security interest is due to the Administrative Agent’s actions, then no Event of Default shall be deemed to occur under this Section 6.1(I).

(J) Judgments. There shall remain in force, undischarged, unsatisfied, and unstayed for more than thirty (30) consecutive days, any final non-appealable judgment against any Borrower in excess of $250,000 or the Parent in excess of $5,000,000, in each case, over and above the amount of insurance coverage available from a financially sound insurer that has not denied coverage.

(K) 1940 Act. Any Borrower becomes, or becomes controlled by, an entity required to register as an “investment company” under the 1940 Act.

(L) Hedging. Failure of the Borrowers to maintain Hedge Agreements satisfying the Hedge Requirements and such failure continues for five (5) Business Days or any Hedge

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Counterparty ceases to be a Qualifying Hedge Counterparty and such Hedge Counterparty is not replaced with a Qualifying Hedge Counterparty within ten Business Days.

(M) Change of Control. The occurrence of a Change of Control.

(N) Borrower Change of Control. Sixty (60) days shall have elapsed since the occurrence of a Borrower Change of Control.

(O) Defective Solar Assets. Failure by the Seller to cure, repurchase or replace a Defective Solar Asset in accordance with the Sale and Contribution Agreement within five (5) Business Days of the date when such obligation is required to be performed (except to the extent cured by the Parent in accordance with the Parent Guaranty).

(P) Replacement of Servicer or Manager. The Manager or Servicer resigns, is removed or is replaced or a Servicer Termination Event or Manager Termination Event occurs and, in each case, a Successor Servicer or Successor Manager, as applicable, acceptable to the Administrative Agent has not accepted an appointment under the Servicing Agreement or Management Agreement within 60 days of such resignation, removal, replacement or Servicer Termination Event or Manager Termination Event.

Notwithstanding any of the foregoing, not more frequently than one (1) time with respect to any four (4) consecutive Collection Periods or more than two (2) times prior to the Maturity Date), the Parent or an Affiliate thereof shall be permitted to make indirect cash equity capital contribution through the Seller to cure any Event of Default that is curable by the payment of cash, in each case within the applicable grace periods specified in the sections above; provided that such cure right shall be in addition to any other remedy and shall not prevent the making of any Equity Cure Payment. Any such cash contributions shall be made by wire transfer of such funds directly to the Collection Account and shall, subject to Section 2.6(D), be distributed by the Paying Agent in accordance with the written direction of the Borrower Representative (which direction shall be consented to in writing by the Administrative Agent); it being understood and agreed that the Paying Agent is only required to perform the duties specifically set forth in this sentence which shall be deemed to be purely ministerial in nature. The Paying Agent shall have no duty or obligation to monitor compliance with the conditions set forth in this paragraph or otherwise with respect to any cash contribution.

Section 6.2 Remedies. If any Event of Default shall then be continuing, the Administrative Agent (i) may, in its discretion, or (ii) shall, upon the written request of the Majority Lenders, by written notice to the Borrowers and the Lenders, take any or all of the following actions, without prejudice to the rights of the Administrative Agent or any Lender to enforce its claims against the Borrowers in any manner permitted under applicable law:

(A) declare the principal of and any accrued interest in respect of the Class A Advances, the Class B Advances and all other Obligations owing hereunder and thereunder to be, whereupon the same shall become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers; provided, that, upon the occurrence of an Insolvency Event with respect to any Borrower, the principal of and any

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

accrued interest in respect of the Advances and all other Obligations owing hereunder shall be immediately due and payable without any notice to the Borrowers or Lenders;

(B) if the Manager is Sunnova Management, replace the Manager with a Successor Manager in accordance with the Management Agreement;

(C) if the Servicer is Sunnova Management, replace the Servicer with a Successor Servicer in accordance with the Servicing Agreement; and/or

(D) foreclose on and liquidate the Solar Assets owned by the Borrowers and pursue all other remedies available under the Security Agreement and the Pledge Agreement.

Section 6.3 Class B Lender Purchase Option. (A) If an Event of Default other than an Event of Default described in Section 6.1(E) shall occur and be continuing and the Administrative Agent shall not have declared all Obligations under this Agreement or any of the other Transaction Documents to be immediately due and payable, the Class B Lenders shall have the option at any time to purchase all (but not less than all) of the Class A Advances then outstanding and all related Obligations owing by the Borrowers to the Class A Lenders (solely in such capacity) from the Class A Lenders (the “Class B Lender Purchase Option”) with the consent of all the Class A Lenders. At any time that the Class B Lender Purchase Option is available to the Class B Lenders, any Class B Lender may request that the Class A Lenders provide such Class B Lender with a statement setting forth the aggregate amount of all the Class A Advances then outstanding and all related Obligations owed by the Borrowers to the Class A Lenders (solely in such capacity). Within ten (10) Business Days after the receipt of such statement, the requesting Class B Lender shall provide written notice to the Class A Lenders whether such Class B Lender would like to exercise the Class B Lender Purchase Option. Upon receipt of a notice that a Class B Lender would like to exercise the Class B Lender Purchase Option, the Class A Lenders shall promptly notify such Class B Lender whether the Class A Lenders will consent to a sale. If any or all of the Class B Lenders shall have elected to exercise the Class B Lender Purchase Option and the Class A Lenders shall have consented to a sale, the Class A Lenders and applicable Class B Lenders shall agree to a purchase and sale date and make such purchase and sale in accordance with Section 6.3(C); provided that the Class A Lenders shall retain all rights to be indemnified or held harmless by the Borrowers in accordance with the terms hereof for claims accruing prior to such sale date.

(A) If an Event of Default shall occur and be continuing and the Majority Lenders shall have declared an Event of Default that has not been waived, the Class B Lenders shall have the option at any time to exercise the Class B Lender Purchase Option. Any or all of the Class B Lenders may exercise such Class B Lender Purchase Option upon written notice to the Class A Lenders, which notice shall be irrevocable. On the date specified by the participating Class B Lenders in such notice (which shall not be more than ten (10) Business Days after the receipt by the Class A Lenders of such notice), the Class A Lenders shall sell to the Class B Lenders, and the Class B Lenders shall purchase from the Class A Lenders, the Class A Advances then outstanding and all Obligations owed by the Borrowers to the Class A Lenders (solely in such capacity) in accordance with Section 6.3(C); provided that the Class A Lenders shall retain all rights to be indemnified or held harmless by the Borrowers in accordance with the terms hereof for claims accruing prior to such sale date.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(B) Upon the date of a purchase and sale pursuant to this Section 6.3, the Class B Lenders shall (i) pay to the Class A Lenders as the purchase price therefor the full amount of all the Class A Advances and all Obligations owed by the Borrowers to the Class A Lenders (solely in such capacity) then outstanding and unpaid including principal, interest, fees, any Liquidation Fee as in effect on the date thereof and expenses, including attorneys’ fees and legal expenses, (ii) reimburse the Class A Lenders for any loss, cost, damage or expense (including attorneys’ fees and legal expenses) in connection with any commissions, fees, costs or expenses related to any checks or other payments provisionally credited to the Obligations owing to the Class A Lenders (solely in such capacity), and/or as to which the Class A Lenders have not yet received final payment (and, in each case, all of such payments shall be made without offset, deduction or defense), (iii) reimburse the Class A Lenders for the amount of all liabilities (without duplication) that such Class A Lenders have incurred in the nature of indemnification obligations of the Borrowers hereunder which have resulted in any loss, cost, damage or expense (including reasonable attorneys’ fees and legal expenses) to the Class A Lenders, and (iv) agree to indemnify and hold harmless the Class A Lenders from and against any loss, liability, claim, damage or expense (including fees and expenses of legal counsel) arising out of any claim asserted by a third party as a direct result of any acts by the Class B Lenders occurring after the date of such purchase. The Class A Lenders shall provide a reasonably detailed statement of the purchase price and other sums set forth in clauses (i) through (iii) above to the Class B Lenders, and the Class B Lenders shall remit such purchase price and other sums in clauses (i) through (iii) above by wire transfer in federal funds to such bank account of the Class A Lenders as the Class A Lenders may designate in writing to the Class B Lenders for such purpose. Interest shall be calculated through the Business Day on which such purchase and sale shall occur if the amounts so paid by the Class B Lenders to the bank account designated by the Class A Lenders are received in such bank account prior to 1:00 p.m., New York time and interest shall be calculated to and include the next Business Day if the amounts so paid by the Class B Lenders to the bank account designated by the Class A Lenders are received in such bank account later than 1:00 p.m., New York time. Such purchase shall be expressly made without representation or warranty of any kind by the Class A Lenders as to the Obligations owing to the Class A Lenders (solely in such capacity) or otherwise and without recourse to the Class A Lenders, except that the Class A Lenders shall represent and warrant: (a) the amount of Obligations owing to the Class A Lenders (solely in such capacity) being purchased and that the purchase price and other sums payable by the Class B Lenders are true, correct and accurate amounts, (b) that the Class A Lenders shall convey the Obligations owing to the Class A Lenders (solely in such capacity) free and clear of any Liens or encumbrances of the Class A Lenders or created or suffered by the Class A Lenders, (c) as to all claims made or threatened in writing against the Class A Lenders related to the Obligations owing to the Class A Lenders (solely in such capacity), and (d) the Class A Lenders are duly authorized to assign the Obligations owing to the Class A Lenders (solely in such capacity).

Section 6.4 Sale of Collateral. (A) The power to effect any sale of any portion of the Collateral upon the occurrence and during the continuance of an Event of Default pursuant to this Article VI, the Security Agreement and the Pledge Agreement shall not be exhausted by any one or more sales as to any portion of the Collateral remaining unsold, but shall continue unimpaired until all Collateral shall have been sold or until all Obligations (other than contingent obligations not then due) hereunder have been paid in full. The Administrative Agent acting on its own or

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

through an agent, may from time to time postpone any sale by public announcement made at the time and place of such sale.

(A) Upon the occurrence and during the continuation of an Event of Default, the Administrative Agent may, in its discretion, and shall, upon the written request of the Majority Lenders, by written notice to the Borrowers and the Lenders sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent’s offices or elsewhere, for cash, on credit (including pursuant to a “credit sale” to a Lender or an assignee thereof) or for future delivery, and upon such other terms as the Administrative Agent may require; provided, that in the event the proceeds of such sale or liquidation are insufficient to pay in full all Obligations (other than contingent obligations not then due) hereunder, the Agent shall obtain and provide an independent third party valuation of the Collateral demonstrating that the fair market value of the Collateral is not greater than the price for which such Collateral is being sold or liquidated; provided, further; that if such fair market valuation cannot be provided by an independent third party valuation agent within ninety (90) days of determining the sale price with a willing buyer, then such sale or liquidation may proceed with the sole consent and direction of the Agent acting on behalf of all Lenders. Notwithstanding the foregoing, prior to the consummation of any sale of the Collateral pursuant to this Article VI and the Security Agreement (either private or public), the Agent shall first offer the Class B Lenders the opportunity to purchase the Collateral for a purchase price equal to the greater of (x) the fair market value of the Collateral and (y) the aggregate outstanding principal balance of the Class A Advances, plus accrued interest thereon and fees owed thereto (such right, the “Right of First Refusal”). If the Class B Lenders do not exercise the Right of First Refusal within two (2) Business Days of receipt thereof, then the Agent shall sell the Collateral as otherwise set forth in this Section 6.4 and pursuant to the Security Agreement; provided, further, that if the Class B Lenders do not exercise the Right of First Refusal and the Agent elects to sell the Collateral in a private sale to a third party, then prior to the sale thereof, the Agent shall offer the Class B Lenders the opportunity to purchase the Collateral for the purchase price being offered by such third party, and the Class B Lenders shall have two (2) Business Days to accept such offer.

ARTICLE VII

THE ADMINISTRATIVE AGENT AND FUNDING AGENTS

Section 7.1 Appointment; Nature of Relationship. The Administrative Agent is appointed by the Funding Agents and the Lenders (and by each Qualifying Hedge Counterparty by execution of a Qualifying Hedge Counterparty Joinder, if applicable) as the Administrative Agent hereunder and under each other Transaction Document, and each of the Funding Agents and the Lenders and each Qualifying Hedge Counterparty irrevocably authorizes the Administrative Agent to act as the contractual representative of such Funding Agent and such Lender and such Qualifying Hedge Counterparty with the rights and duties expressly set forth herein and in the other Transaction Documents. The Administrative Agent agrees to act as such contractual representative upon the express conditions contained in this Article VII. Notwithstanding the use of the defined term “Administrative Agent,” it is expressly understood and agreed that the Administrative Agent shall not have any fiduciary responsibilities to any Funding Agent or Lender or any Qualifying Hedge Counterparty by reason of this Agreement and that the Administrative Agent is merely acting as the representative of the Funding Agents, the

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Lenders and each Qualifying Hedge Counterparty with only those duties as are expressly set forth in this Agreement and the other Transaction Documents. In its capacity as the Funding Agents’, the Lenders’ and each Qualifying Hedge Counterparty’s contractual representative, the Administrative Agent (A) does not assume any fiduciary duties to any of the Funding Agents, the Lenders or any Qualifying Hedge Counterparty, (B) is a “representative” of the Funding Agents, the Lenders and each Qualifying Hedge Counterparty within the meaning of Section 9-102 of the UCC as in effect in the State of New York, and (C) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Transaction Documents. Each of the Funding Agents, the Lenders and each Qualifying Hedge Counterparty agree to assert no claim against the Administrative Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Funding Agent, each Lender and each Qualifying Hedge Counterparty waives.

Section 7.2 Powers. The Administrative Agent shall have and may exercise such powers under the Transaction Documents as are specifically delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto. The Administrative Agent shall have no implied duties or fiduciary duties to the Funding Agents, the Lenders or to any Qualifying Hedge Counterparty, or any obligation to the Funding Agents, the Lenders or any Qualifying Hedge Counterparty to take any action hereunder or under any of the other Transaction Documents except any action specifically provided by the Transaction Documents required to be taken by the Administrative Agent.

Section 7.3 General Immunity. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable to the Borrowers, the Funding Agents, the Lenders, or any Qualifying Hedge Counterparty for any action taken or omitted to be taken by it or them hereunder or under any other Transaction Document or in connection herewith or therewith except to the extent such action or inaction is found in a final non-appealable judgment by a court of competent jurisdiction to have arisen solely from (A) the gross negligence or willful misconduct of such Person or (B) breach of contract by such Person with respect to the Transaction Documents.

Section 7.4 No Responsibility for Advances, Creditworthiness, Collateral, Recitals, Etc. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (A) any statement, warranty or representation made in connection with any Transaction Document or any borrowing hereunder, (B) the performance or observance of any of the covenants or agreements of any obligor under any Transaction Document, (C) the satisfaction of any condition specified in Article III, except receipt of items required to be delivered solely to the Administrative Agent, (D) the existence or possible existence of any Potential Default or Event of Default, or (E) the validity, effectiveness or genuineness of any Transaction Document or any other instrument or writing furnished in connection therewith. The Administrative Agent shall not be responsible to any Funding Agent, any Lender or any Qualifying Hedge Counterparty for any recitals, statements, representations or warranties herein or in any of the other Transaction Documents, for the perfection or priority of any of the Liens on any of the Collateral, or for the execution, effectiveness, genuineness, validity, legality, enforceability, collectability, or sufficiency of this Agreement or any of the other

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Transaction Documents or the transactions contemplated thereby, or for the financial condition of any guarantor of any or all of the Obligations, the Borrowers or any of their respective Affiliates.

Section 7.5 Action on Instructions of Lenders. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Transaction Document in accordance with written instructions signed by the Majority Lenders, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders and on all holders of Loan Notes. The Administrative Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Transaction Document unless it shall first be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

Section 7.6 Employment of Agents and Counsel. The Administrative Agent may execute any of its duties as the Administrative Agent hereunder and under any other Transaction Document by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Funding Agents, the Lenders or any Qualifying Hedge Counterparty, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The Administrative Agent shall be entitled to advice of counsel concerning the contractual arrangement between the Administrative Agent and the Funding Agents, the Lenders or any Qualifying Hedge Counterparty and all matters pertaining to the Administrative Agent’s duties hereunder and under any other Transaction Document.

Section 7.7 Reliance on Documents; Counsel. The Administrative Agent shall be entitled to rely upon any Class A Loan Note, Class B Loan Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons, and, in respect to legal matters, upon the opinion of counsel selected by the Administrative Agent, which counsel may be employees of the Administrative Agent.

Section 7.8 The Administrative Agent’s Reimbursement and Indemnification. The Non-Conduit Lenders agree to reimburse and indemnify (on a pro rata basis based on the Class A Lender Group Percentages and the Class B Lender Group Percentages, as applicable) the Administrative Agent (A) for any amounts not reimbursed by the Borrowers for which the Administrative Agent is entitled to reimbursement by the Borrowers under the Transaction Documents, (B) for any other expenses incurred by the Administrative Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Transaction Documents, and (C) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of the Transaction Documents or any other document delivered in connection therewith or the transactions contemplated thereby, or the enforcement of any of the terms thereof or of any such other documents, provided, that no Lender shall be liable for any of the foregoing to the extent any

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

of the foregoing is found in a final non-appealable judgment by a court of competent jurisdiction to have arisen solely from the gross negligence or willful misconduct of the Administrative Agent.

Section 7.9 Rights as a Lender. With respect to Advances made by it and the Loan Notes (if any) issued to it, in its capacity as a Lender, the Administrative Agent shall have the same rights and powers hereunder and under any other Transaction Document as any Lender and may exercise the same as though it were not the Administrative Agent, and the term “Lender” or “Lenders,” as applicable, shall, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative Agent may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Transaction Document, with the Borrowers or any of their Affiliates in which such Person is not prohibited hereby from engaging with any other Person.

Section 7.10 Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on the financial statements prepared by the Borrowers and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Transaction Documents. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Transaction Documents.

Section 7.11 Successor Administrative Agent. The Administrative Agent may resign at any time by giving written notice thereof to the Lenders, the Funding Agents, each Qualifying Hedge Counterparty, the Custodian, the Back-Up Servicer, the Paying Agent and the Borrowers, and the Administrative Agent may be removed at any time for cause by written notice received by the Administrative Agent from the Majority Lenders. Upon any such resignation or removal, the Lenders shall have the right to appoint, on behalf of the Borrowers and the Lenders, a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Lenders and shall have accepted such appointment within thirty (30) days after the exiting Administrative Agent’s giving notice of resignation or receipt of notice of removal, then the exiting Administrative Agent may appoint, on behalf of the Borrowers and the Lenders, a successor Administrative Agent (but only if such successor is reasonably acceptable to each Lender) or petition a court of competent jurisdiction to appoint a successor Administrative Agent. Upon the acceptance of any appointment as the Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the exiting Administrative Agent, and the exiting Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Transaction Documents. After any exiting Administrative Agent’s resignation hereunder as Administrative Agent, the provisions of this Article VII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent hereunder and under the other Transaction Documents.

Section 7.12 Transaction Documents; Further Assurances. (A) Each Non-Conduit Lender, each Funding Agent and each Qualifying Hedge Counterparty authorizes the

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Administrative Agent to enter into each of the Transaction Documents to which it is a party and each Lender, each Funding Agent and each Qualifying Hedge Counterparty authorizes the Administrative Agent to take all action contemplated by such documents in its capacity as Administrative Agent. Each Lender, each Funding Agent and each Qualifying Hedge Counterparty agrees that no Lender, no Funding Agent and no Qualifying Hedge Counterparty, respectively, shall have the right individually to seek to realize upon the security granted by any Transaction Document, it being understood and agreed that such rights and remedies may be exercised solely by the Administrative Agent for the benefit of the Lenders, the Funding Agents and each Qualifying Hedge Counterparty upon the terms of the Transaction Documents.

(A) Any Funding Agent may (in their sole discretion and expense), at any time, have their Advances rated by Moody’s, S&P, DBRS, Inc., A.M. Best or Kroll Bond Rating Agency, Inc. Any such rating shall not be a condition precedent to closing the credit facility or the making of the Advances as set forth in this Agreement. The Borrowers, Sunnova Management, the Parent and the Seller shall provide reasonable assistance to obtain such rating. For the avoidance of doubt, any such rating shall not be a condition precedent to the exercise of any rights of the Borrowers or Sunnova Management under this Agreement.

Section 7.13 Collateral Review. (A) Prior to the occurrence of an Event of Default, the Administrative Agent and/or its designated agent may not more than one (1) time during any given twelve (12) month period (at the expense of the Borrowers), upon reasonable notice (such notice not to be less than ten (10) Business Days in any event), perform (i) reviews of the Manager’s, the Servicer’s, the Seller’s and/or Borrowers’ business operations and (ii) audits of the Collateral, in all cases, the scope of which shall be determined by the Administrative Agent.

(A) After the occurrence of an Event of Default, the Administrative Agent or its designated agent may, in its sole discretion regarding frequency (at the expense of the Borrowers), upon reasonable notice, perform (i) reviews of the Manager’s, the Servicer’s, the Seller’s and/or Borrowers’ business operations and (ii) audits or any other review of the Collateral, in all cases, the scope of which shall be determined by the Administrative Agent.

Section 7.14 Funding Agent Appointment; Nature of Relationship. Each Funding Agent is appointed by the Lenders in its Lender Group as their agent hereunder, and such Lenders irrevocably authorize such Funding Agent to act as the contractual representative of such Lenders with the rights and duties expressly set forth herein and in the other Transaction Documents. Each Funding Agent agrees to act as such contractual representative upon the express conditions contained in this Article VII. Notwithstanding the use of the defined term “Administrative Agent,” it is expressly understood and agreed that no Funding Agent shall have any fiduciary responsibilities to any Lender by reason of this Agreement and that each Funding Agent is merely acting as the representative of the Lenders in its Lender Group with only those duties as are expressly set forth in this Agreement and the other Transaction Documents. In its capacity as the related Lenders’ contractual representative, each Funding Agent (A) does not assume any fiduciary duties to any of the Lenders, (B) is a “representative” of the Lenders in its Lender Group within the meaning of Section 9-102 of the UCC as in effect in the State of New York and (C) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Transaction Documents. Each of the Lenders agrees to assert no

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

claim against their Funding Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Lender waives.

Section 7.15 Funding Agent Powers. Each Funding Agent shall have and may exercise such powers under the Transaction Documents as are specifically delegated to such Funding Agent by the terms thereof, together with such powers as are reasonably incidental thereto. No Funding Agent shall have any implied duties or fiduciary duties to the Lenders in its Lender Group, or any obligation to such Lenders to take any action hereunder or under any of the other Transaction Documents except any action specifically provided by the Transaction Documents required to be taken by such Funding Agent.

Section 7.16 Funding Agent General Immunity. Neither any Funding Agent nor any of its directors, officers, agents or employees shall be liable to the Borrowers, the Lenders or any Lender for any action taken or omitted to be taken by it or them hereunder or under any other Transaction Document or in connection herewith or therewith except to the extent such action or inaction is found in a final non-appealable judgment by a court of competent jurisdiction to have arisen solely from (A) the gross negligence or willful misconduct of such Person or (B) breach of contract by such Person with respect to the Transaction Documents.

Section 7.17 Funding Agent Responsibility for Advances, Creditworthiness, Collateral, Recitals, Etc. Neither any Funding Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (A) any statement, warranty or representation made in connection with any Transaction Document or any borrowing hereunder, (B) the performance or observance of any of the covenants or agreements of any obligor under any Transaction Document, (C) the satisfaction of any condition specified in Article III, except receipt of items required to be delivered solely to the Administrative Agent, (D) the existence or possible existence of any Potential Default, Event of Default, Sequential Interest Amortization Event, Potential Sequential Interest Amortization Event, Potential Early Amortization Event, Early Amortization Event, Cash Trap Event or Potential Cash Trap Event, or (E) the validity, effectiveness or genuineness of any Transaction Document or any other instrument or writing furnished in connection therewith. No Funding Agent shall be responsible to any Lender for any recitals, statements, representations or warranties herein or in any of the other Transaction Documents, for the perfection or priority of any of the Liens on any of the Collateral, or for the execution, effectiveness, genuineness, validity, legality, enforceability, collectability, or sufficiency of this Agreement or any of the other Transaction Documents or the transactions contemplated thereby, or for the financial condition of any guarantor of any or all of the Obligations, the Borrower or any of their respective Affiliates.

Section 7.18 Funding Agent Action on Instructions of Lenders. Each Funding Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Transaction Document in accordance with written instructions signed by each of the Lenders in its Lender Group, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of such Lenders. Each Funding Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Transaction Document unless it shall first be indemnified to its satisfaction by the Lenders in its Lender Group pro rata against any and

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

Section 7.19 Funding Agent Employment of Agents and Counsel. Each Funding Agent may execute any of its duties as a Funding Agent hereunder by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Lenders in its Lender Group, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Each Funding Agent, at the expense of the Non-Conduit Lenders, shall be entitled to advice of counsel concerning the contractual arrangement between such Funding Agent and the Lenders in its Lender Group and all matters pertaining to such Funding Agent’s duties hereunder and under any other Transaction Document.

Section 7.20 Funding Agent Reliance on Documents; Counsel. Each Funding Agent shall be entitled to rely upon any Loan Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons, and, in respect to legal matters, upon the opinion of counsel selected by such Funding Agent, which counsel may be employees of such Funding Agent.

Section 7.21 Funding Agent’s Reimbursement and Indemnification. The Non-Conduit Lenders in each Lender Group agree to reimburse and indemnify (on a pro rata basis based upon the applicable Lender Group Percentages) the Funding Agent in their Lender Group (A) for any amounts not reimbursed by the Borrowers for which such Funding Agent is entitled to reimbursement by the Borrowers under the Transaction Documents, (B) for any other expenses incurred by such Funding Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Transaction Documents, and (C) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against such Funding Agent in any way relating to or arising out of the Transaction Documents or any other document delivered in connection therewith or the transactions contemplated thereby, or the enforcement of any of the terms thereof or of any such other documents, provided, that no Lender shall be liable for any of the foregoing to the extent any of the foregoing is found in a final non-appealable judgment by a court of competent jurisdiction to have arisen solely from the gross negligence or willful misconduct of such Funding Agent.

Section 7.22 Funding Agent Rights as a Lender. With respect to Advances made by it and the Loan Notes (if any) issued to it, in its capacity as a Lender, each Funding Agent shall have the same rights and powers hereunder and under any other Transaction Document as any Lender and may exercise the same as though it were not the Administrative Agent, and the term “Lender” or “Lenders,” as applicable, shall, unless the context otherwise indicates, include such Funding Agent in its individual capacity. Each Funding Agent may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Transaction Document, with the Borrowers or any

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

of their Affiliates in which such Person is not prohibited hereby from engaging with any other Person.

Section 7.23 Funding Agent Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon its Funding Agent or any other Lender and based on the financial statements prepared by each Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Transaction Documents. Each Lender also acknowledges that it will, independently and without reliance upon its Funding Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Transaction Documents.

Section 7.24 Funding Agent Successor Funding Agent. Any Funding Agent may resign at any time by giving written notice thereof to the Lenders in its Lender Group, the Administrative Agent and the Borrowers, and such Funding Agent may be removed at any time for cause by written notice received by the Lenders in its Lender Group. Upon any such resignation or removal, the Lenders in a Lender Group shall have the right to appoint a successor Funding Agent. If no successor Funding Agent shall have been so appointed by such Lenders and shall have accepted such appointment within thirty 30 days after the exiting Funding Agent’s giving notice of resignation or receipt of notice of removal, then the exiting Funding Agent may appoint, on behalf of the Lenders in its Lender Group, a successor Funding Agent (but only if such successor is reasonably acceptable to each such Lender) or petition a court of competent jurisdiction to appoint a successor Funding Agent. Upon the acceptance of any appointment as a Funding Agent hereunder by a successor Funding Agent, such successor Funding Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the exiting Funding Agent, and the exiting Funding Agent shall be discharged from its duties and obligations hereunder and under the other Transaction Documents. After any exiting Funding Agent’s resignation hereunder as Funding Agent, the provisions of this Article VII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Funding Agent hereunder and under the other Transaction Documents. Notwithstanding any provision in this Section 7.24 to the contrary, any Funding Agent that has provided notice of its resignation or has been provided notice of its removal shall be required to serve as Funding Agent until its successor has assumed such role.

Section 7.25 Funding Agent Transaction Documents; Further Assurances. Each Lender authorizes the Funding Agent in its Lender Group to enter into each of the Transaction Documents to which it is a party and each Lender authorizes the Funding Agent in its Lender Group to take all action contemplated by such documents in its capacity as Funding Agent.

ARTICLE VIII

ADMINISTRATION AND SERVICING OF SOLAR ASSETS

Section 8.1 Management Agreement and Servicing Agreement. (i) Each of the Management Agreement and the Servicing Agreement, duly executed counterparts of which have been delivered to the Administrative Agent, sets forth the covenants and obligations of the Manager and the Servicer, as applicable, with respect to the Eligible Solar Assets and other matters

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

addressed in the Management Agreement and the Servicing Agreement, and reference is hereby made to the Management Agreement for a detailed statement of said covenants and obligations of the Manager thereunder and to the Servicing Agreement for a detailed statement of said covenants and obligations of the Servicer thereunder. Each Borrower agrees that (i) the Administrative Agent, in its name or (to the extent required by law) in the name of such Borrower, may (but is not, unless so directed and indemnified by the Majority Lenders, required to) enforce all rights of such Borrower under the Management Agreement and the Servicing Agreement for and on behalf of the Lenders whether or not an Event of Default has occurred and is continuing and (ii) upon the declaration by the Majority Lenders of an Event of Default and during the continuation of such Event of Default, the Majority Class B Lenders may request that the Administrative Agent, in the Administrative Agent’s name or (to the extent required by law) in the name of such Borrower, and the Administrative Agent may (but is not required to) enforce all rights of such Borrower under the Management Agreement and the Servicing Agreement for an on behalf of the Lenders.

(A) Promptly following a request from the Administrative Agent (acting at the direction of the Majority Lenders or, upon the declaration by the Majority Lenders of an Event of Default and during the continuation of such Event of Default, acting at the request of the Majority Class B Lenders) to do so, the Borrowers shall take all such lawful action as the Administrative Agent may request to compel or secure the performance and observance by the Manager of each of its obligations to the Borrowers and with respect to the Eligible Solar Assets under or in connection with the Management Agreement and by the Servicer of each of its obligations to the Borrowers and with respect to the Eligible Solar Assets under or in connection with the Servicing Agreement, in accordance with the respective terms thereof, and in effecting such request shall exercise any and all rights, remedies, powers and privileges lawfully available to the Borrowers under or in connection with the Management Agreement or the Servicing Agreement, as the case may be, to the extent and in the manner directed by the Administrative Agent, including the transmission of notices of default on the part of the Manager or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Manager of each of its obligations under the Management Agreement or by the Servicer of each of its obligations under the Servicing Agreement.

(B) The Borrowers shall not waive any default by the Manager under the Management Agreement or by the Servicer under the Servicing Agreement without the written consent of the Majority Lenders and the Majority Class B Lenders (consent by the Majority Class B Lenders to not be unreasonably withheld, conditioned or delayed if otherwise approved by the Majority Lenders; provided that if the Majority Class B Lenders have not affirmatively disapproved such waiver in writing within five (5) Business Days of receiving notice of such waiver and the Majority Lenders have otherwise approved such waiver, such waiver shall be deemed approved).

(C) The Administrative Agent does not assume any duty or obligation of the Borrowers under the Management Agreement or the Servicing Agreement, and the rights given to the Administrative Agent thereunder are subject to the provisions of Article VII.

(D) The Borrowers have not and will not provide any payment instructions to any Host Customer that is inconsistent with the Servicing Agreement.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(E) With respect to the Servicer’s obligations under Section 5.3 of the Servicing Agreement and the Manager’s obligations under Section 6.3 of the Management Agreement, the Administrative Agent shall not have any responsibility to the Borrowers, the Servicer, the Manager or any party hereunder to make any inquiry or investigation as to, and shall have no obligation in respect of, the terms of any engagement of an independent accountant by the Servicer or by the Manager, as applicable; provided that the Administrative Agent shall be authorized, upon receipt of written direction from the Servicer or the Manager, as the case may be, directing the Administrative Agent, to execute any acknowledgment or other agreement with the independent accountant required for the Administrative Agent to receive any of the reports or instructions provided for herein, which acknowledgment or agreement may include, among other things, (i) acknowledgement that the Servicer or the Manager, as the case may be, has agreed that the procedures to be performed by the independent accountant are sufficient for the Borrowers’ purposes, (ii) acknowledgment that the Administrative Agent has agreed that the procedures to be performed by an independent accountant are sufficient for the Administrative Agent’s purposes and that the Administrative Agent’s purposes is limited solely to receipt of the report, (iii) releases by the Administrative Agent (on behalf of itself and the Lenders) of claims against the independent accountant and acknowledgement of other limitations of liability in favor of the independent accountant, and (iv) restrictions or prohibitions on the disclosure of information or documents provided to it by such firm of independent accountants (including to the Lenders). Notwithstanding the foregoing, in no event shall the Administrative Agent be required to execute any agreement in respect of the independent accountant that the Administrative Agent determines adversely affects it in its individual capacity or which is in a form that is not reasonably acceptable to the Administrative Agent.

Section 8.2 Accounts.

(A) Establishment. The initial Servicer or an Affiliated Entity has established and the Servicer shall maintain or cause to be maintained:

(i) for the benefit of the Secured Parties, in the name of each of SSA SPV2and SSA SPV3, at the Lockbox Bank, a segregated non-interest bearing trust account for the deposit of Host Customer Payments (each account, as more fully described on Schedule II attached hereto, the “Lockbox Account”), such account bearing a designation clearly indicating that the funds deposited therein are held for the benefit of such Borrower and the Secured Parties;

(ii) for the benefit of the Secured Parties, in the name of the Borrower Representative, at the Paying Agent, a segregated non-interest bearing trust account (such account, as more fully described on Schedule II attached hereto, the “Collection Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Borrowers and the Secured Parties;

(iii) for the benefit of the Secured Parties, in the name of the Borrower Representative, at the Paying Agent, a segregated non-interest bearing trust account (such account, as more fully described on Schedule II attached hereto, being the “Liquidity Reserve Account”), bearing a designation clearly indicating that the funds deposited therein as described below are held for the benefit of the Borrowers and the Secured Parties;

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(iv) for the benefit of the Secured Parties, in the name of the Borrower Representative, at the Paying Agent, a segregated non-interest bearing trust account (such account, as more fully described on Schedule II attached hereto, being the “Inverter Replacement Reserve Account”), bearing a designation clearly indicating that the funds deposited therein as described below are held for the benefit of the Borrowers and the Secured Parties;

(v) for the benefit of the Secured Parties, in the name of the Borrower Representative, at the Paying Agent, a segregated non-interest bearing trust account (such account, as more fully described on Schedule II attached hereto, being the “Cash Trap Reserve Account”), bearing a designation clearly indicating that the funds deposited therein as described below are held for the benefit of the Borrowers and the Secured Parties; and

(vi) for the benefit of the Secured Parties, in the name of the Borrower Representative, at the Paying Agent, a segregated non-interest bearing trust account (such account, as more fully described on Schedule II attached hereto, being the “Takeout Transaction Account”, and together with the Collection Account, the Liquidity Reserve Account, the Inverter Replacement Reserve Account and the Cash Trap Reserve Account, each a “Paying Agent Account” and collectively the “Paying Agent Accounts”), bearing a designation clearly indicating that the funds deposited therein as described below are held for the benefit of the Borrowers and the Secured Parties.

(B) Replacement. (i) If, at any time, an institution holding the Lockbox Accounts resigns, is removed or ceases to meet the eligibility requirements of an Eligible Institution, the Servicer shall work with the Administrative Agent to establish new Lockbox Accounts meeting the conditions specified above with an institution meeting the eligibility requirements of an Eligible Institution (and within the time periods set forth in the applicable Lockbox Agreement), transfer any cash or any investments held therein or with respect thereto to such new Lockbox Accounts. From the date any such new Lockbox Accounts are established, they shall be the “Lockbox Accounts” hereunder.

(i) If, at any time, the Paying Agent resigns, is removed hereunder or ceases to meet the eligibility requirements of an Eligible Institution, the Servicer, for the benefit of the Administrative Agent and the Lenders, shall within thirty (30) days establish a new Collection Account, Liquidity Reserve Account, Inverter Replacement Reserve Account, and Takeout Transaction Account meeting the conditions specified above with an Eligible Institution reasonably acceptable to the Administrative Agent and transfer any cash and/or any investments held therein or with respect thereto to such new Collection Account, Liquidity Reserve Account, Inverter Replacement Reserve Account, or Takeout Transaction Account, as applicable. From the date such new Collection Account, Liquidity Reserve Account, Inverter Replacement Reserve Account, or Takeout Transaction Account is established, it shall be the “Collection Account,” “Liquidity Reserve Account,” “Inverter Replacement Reserve Account”, or “Takeout Transaction Account” hereunder, as applicable.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(C) Deposits and Withdrawals from the Liquidity Reserve Account. Deposits into, and withdrawals from, the Liquidity Reserve Account shall, subject to Section 2.6(D), be made in the following manner:

(i) On the Closing Date, the Borrowers shall deliver to the Paying Agent for deposit into the Liquidity Reserve Account, an amount equal to the Liquidity Reserve Account Floor Amount as of such date;

(ii) On each Payment Date, the Borrower Representative shall direct the Paying Agent to deposit into the Liquidity Reserve Account from available Collections (as set forth and in the order of priority established pursuant to Section 2.6(B)), funds in the amount required under Section 2.6(B), and each of either the Borrowers or the Parent may, at its option, deposit additional funds into the Liquidity Reserve Account;

(iii) If on any Payment Date (without giving effect to any withdrawal from the Liquidity Reserve Account) available funds on deposit in the Collection Account would be insufficient to make the payments due and payable on such Payment Date pursuant to Sections 2.6(B)(i) through (vii), the Borrower Representative shall direct the Paying Agent, based on the Quarterly Servicer Report delivered pursuant to Section 5.1 of the Servicing Agreement, to withdraw from the Liquidity Reserve Account an amount equal to the lesser of such insufficiency and the amount on deposit in the Liquidity Reserve Account and deposit such amount into the Collection Account and apply such amount to payments set forth in Sections 2.6(B)(i) through (vii);

(iv) Subject to Section 2.6(D), on each Payment Date, the Borrower Representative shall direct the Paying Agent to withdraw the Northern Mariana Islands Supplemental Reserve Account Withdrawal Amount for such Payment Date from the Liquidity Reserve Account and deposit such amounts, if any, into the Collection Account;

(v) Upon the occurrence of an Event of Default, the Administrative Agent (orthe Servicer with the written consent of the Administrative Agent) shall cause the Paying Agent, by providing written direction to the Paying Agent, to withdraw all amounts on deposit in the Liquidity Reserve Account and deposit such amounts into the Collection Account for distribution in accordance with Section 2.6(B);

(vi) On the earliest to occur of (a) the Maturity Date, (b) an Early Amortization Event and (c) the date on which the outstanding balance of the Advances is reduced to zero, the Administrative Agent shall cause the Paying Agent, by providing written direction to the Paying Agent, in the case of subclauses (a) and (b), and the Servicer or the Borrower Representative shall cause the Paying Agent, by providing written direction to the Paying Agent, in the case of subclause (c), to withdraw all amounts on deposit in the Liquidity Reserve Account and deposit such amounts into the Collection Account to be paid in accordance with Section 2.6(B);

(vii) Unless an Event of Default, an Early Amortization Event or a Sequential Interest Amortization Event has occurred and is continuing, on any Payment Date, if, as set forth on the Quarterly Servicer Report, amounts on deposit in the Liquidity Reserve

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Account are greater than the Liquidity Reserve Account Floor Amount (after giving effect to all other distributions and disbursements on such Payment Date), the Borrower Representative shall direct the Paying Agent, based on the Quarterly Servicer Report, to withdraw funds in excess of the Liquidity Reserve Account Floor Amount from the Liquidity Reserve Account and disburse such amounts into the Borrowers’ Account; and

(viii) On any Payment Date, if, as set forth on the Quarterly Servicer Report, the amount of funds in the Liquidity Reserve Account and in the Collection Account is equal to or greater than the aggregate outstanding balance of Advances and all other amounts due and payable hereunder, then the Borrower Representative shall direct the Paying Agent, based on the Quarterly Servicer Report, to withdraw all funds from the Liquidity Reserve Account and deposit such amounts into the Collection Account to pay all such amounts and the aggregate outstanding balance of all Advances.

(D) Deposits and Withdrawals from the Inverter Replacement Reserve Account. Deposits into, and withdrawals from, the Inverter Replacement Reserve Account shall, subject to Section 2.6(D), be made in the following manner:

(i) On each Payment Date, the Borrower Representative shall direct the Paying Agent to deposit into the Inverter Replacement Reserve Account from available Collections (as set forth and in the order of priority established pursuant to Section 2.6(B)), funds in the amount required under Section 2.6(B), if any, and the Borrowers may, at their option, deposit additional funds into the Inverter Replacement Reserve Account;

(ii) Upon receipt of an Officer’s Certificate of the Manager (a) certifying that it has replaced an Inverter that no longer has the benefit of a Manufacturer Warranty and (b) requesting reimbursement for the cost of such Inverter replacement, the Borrower Representative shall direct the Paying Agent to withdraw funds on deposit in the Inverter Replacement Reserve Account in an amount equal to the lesser of (1) the cost of the new Inverter paid by the Manager (inclusive of labor costs) and (2) the amount on deposit in the Inverter Replacement Reserve Account and deliver such funds to the Manager;

(iii) Unless an Event of Default, an Early Amortization Event or a Sequential Interest Amortization Event has occurred and is continuing, on any Payment Date, if, as set forth on the Quarterly Servicer Report, amounts on deposit in the Inverter Replacement Reserve Account are greater than the Inverter Replacement Reserve Required Balance (after giving effect to all other distributions and disbursements on such Payment Date), the Borrower Representative shall direct the Paying Agent, based on the Quarterly Servicer Report, to withdraw funds in excess of the Inverter Replacement Reserve Required Balance from the Inverter Replacement Reserve Account and disburse such amounts into the Borrowers’ Account;

(iv) If on any Payment Date (after giving effect to any withdrawals from the Liquidity Reserve Account) available funds on deposit in the Collection Account would be insufficient to pay the interest payments or other amounts due and payable pursuant to Sections 2.6(B)(i) through (vii) on such Payment Date, the Borrower Representative shall direct the Paying Agent, based on the Quarterly Servicer Report, to withdraw from the

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Inverter Replacement Reserve Account an amount equal to the lesser of such insufficiency and the amount on deposit in the Inverter Replacement Reserve Account and deposit such amount into the Collection Account and apply such amount to payments set forth in Sections 2.6(B)(i) through (vii); and

(v) On the date on which the outstanding balance of the Advances is reducedto zero, the Administrative Agent shall cause the Paying Agent to withdraw all amounts on deposit in the Inverter Replacement Reserve Account and deposit such amounts into the Collection Account to be paid in accordance with Section 2.6(B).

(E) Deposits and Withdrawals from the Cash Trap Reserve Account. Deposits into, and withdrawals from, the Cash Trap Reserve Account shall, subject to Section 2.6(D), be made in the following manner:

(i) On each Payment Date, the Borrower Representative shall direct the Paying Agent to deposit into the Cash Trap Reserve Account from available Collections (as set forth and in the order of priority established pursuant to Section 2.6(B)), funds in the amount required under Section 2.6(B), if any;

(ii) On the Payment Date immediately following the occurrence of an Early Amortization Event or Sequential Interest Amortization Event, the Administrative Agent shall cause the Paying Agent, by providing written direction to the Paying Agent, to withdraw all amounts on deposit in the Cash Trap Reserve Account and deposit such amounts into the Collection Account to be paid in accordance with Section 2.6(B);

(iii) So long as an Early Amortization Period or Sequential Interest Amortization Period is not in effect, on the Calculation Date on which a Cash Trap Period ends and if no Event of Default has occurred and is continuing, the Borrower Representative shall direct the Paying Agent, based on the Quarterly Servicer Report, to release any funds then on deposit in the Cash Trap Reserve Account directly to the Collection Account, in accordance with such Quarterly Servicer Report; and

(iv) So long as an Early Amortization Period or Sequential Interest Amortization Period is not in effect, the Borrower Representative may direct the Paying Agent to apply funds on deposit in the Cash Trap Reserve Account to the prepayment of the outstanding principal balance of the Class A Advances and/or the outstanding principal balance of the Class B Advances, in each case, in accordance with Section 2.7; and

(v) On the date on which the outstanding balance of the Advances is reduced to zero, the Administrative Agent shall direct the Paying Agent to withdraw all amounts on deposit in the Cash Trap Reserve Account and deposit such amounts into the Collection Account to be paid in accordance with Section 2.6(B).

(F) Lockbox Accounts. On the Closing Date, each Borrower shall deposit or cause to be deposited the amount required pursuant to the Lockbox Agreement into each Lockbox Account (such amount, the “Required Lockbox Reserve Amount”). Pursuant to the applicable Lockbox Agreement, all items and funds from time to time on deposit therein and in all proceeds thereof, and such Lockbox Account shall be under the control of the Administrative Agent. At the close

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

of each Business Day, each Borrower, or the Servicer on its behalf, shall cause the Lockbox Bank to deposit into the Collection Account all amounts available in such Lockbox Account in excess of the Required Lockbox Reserve Amount.

(G) Paying Agent Account Control. (i) Each Paying Agent Account shall be established and at all times maintained with the Paying Agent which shall act as a “securities intermediary” (as defined in Section 8-102 of the UCC) and a “bank” (as defined in Section 9-102 of the UCC) hereunder (in such capacities, the “Securities Intermediary”) with respect to each Paying Agent Account. The Paying Agent hereby confirms that, as of the Effective Date, the account numbers of each of the Paying Agent Accounts are as described on Schedule II attached hereto.

(i) Each Paying Agent Account shall be a “securities account” as defined in Section 8-501 of the UCC and shall be maintained by the Paying Agent as a securities intermediary for and in the name of the Borrower Representative, subject to the lien of the Administrative Agent, for the benefit of the Secured Parties. The Paying Agent shall treat the Administrative Agent as the “entitlement holder” (within the meaning of Section 8-102(a)(7) of the UCC) in respect of all “financial assets” (within the meaning of Section 8-102(a)(9) of the UCC) credited to the Paying Agent Accounts.

(ii) The Paying Agent hereby confirms and agrees that:

(a) the Paying Agent shall not change the name or account number of any Paying Agent Account without the prior written consent of the Administrative Agent and the Borrower Representative;

(b) all securities or other property underlying any financial assets (as hereinafter defined) credited to a Paying Agent Account shall be registered in the name of the Paying Agent, indorsed to the Paying Agent or indorsed in blank or credited to another securities account maintained in the name of the Paying Agent, and in no case will any financial asset credited to a Paying Agent Account be registered in the name of the Borrower Representative or any other Person, payable to the order of the Borrower Representative or specially indorsed to the Borrower Representative or any other Person, except to the extent the foregoing have been specially indorsed to the Administrative Agent, for the benefit of the Secured Parties, or in blank;

(c) all property transferred or delivered to the Paying Agent pursuant to this Agreement will be credited to the appropriate Borrowers’ Account in accordance with the terms of this Agreement;

(d) each Paying Agent Account is an account to which financial assets are or may be credited, and the Paying Agent shall, subject to the terms of this Agreement, treat each of the Borrower Representative and the Servicer as entitled to exercise the rights that comprise any financial asset credited to each such Paying Agent Account; and

(e) notwithstanding the intent of the parties hereto, to the extent that any Paying Agent Account shall be determined to constitute a “deposit account” within

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

the meaning of Section 9-102(a)(29) of the UCC, such Paying Agent Account shall be subject to the exclusive control of the Administrative Agent, for the benefit of the Secured Parties, and the Paying Agent will comply with instructions originated by the Administrative Agent directing disposition of the funds in such Paying Agent Account, without further consent by the Borrower Representative or the Servicer; provided that, notwithstanding the foregoing, the Administrative Agent hereby authorizes the Paying Agent to honor withdrawal, payment, transfer or other instructions directing disposition of the funds in the Collection Account received from the Borrower Representative or the Servicer, on its behalf, pursuant to Section 2.6, Section 6.1 or this Section 8.2.

(iii) The Paying Agent hereby agrees that each item of property (including, without limitation, any investment property, financial asset, security, instrument or cash) credited to any Paying Agent Account shall be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC.

(iv) If at any time the Paying Agent shall receive an “entitlement order” (as defined in Section 8-102(a)(8) of the UCC) (an “Entitlement Order”) from the Administrative Agent (i.e., an order directing a transfer or redemption of any financial asset in any Paying Agent Account), or any “instruction” (within the meaning of Section 9-104 of the UCC), originated by the Administrative Agent, the Paying Agent shall comply with such Entitlement Order or instruction without further consent by the Borrower Representative, the Servicer or any other Person. Neither the Servicer nor the Borrower Representative shall make any withdrawals from any Paying Agent Account, except pursuant to Section 2.6, Section 6.1 or this Section 8.2.

(v) In the event that the Paying Agent has or subsequently obtains by agreement, by operation of law or otherwise a security interest in any Paying Agent Account or any financial assets, funds, cash or other property credited thereto or any security entitlement with respect thereto, the Paying Agent hereby agrees that such security interest shall be subordinate to the security interest of the Administrative Agent, for the benefit of the Secured Parties. Notwithstanding the preceding sentence, the financial assets, funds, cash or other property credited to any Paying Agent Account will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any Person other than the Administrative Agent, for the benefit of the Secured Parties (except that the Paying Agent may set-off (i) all amounts due to the Paying Agent in its capacity as securities intermediary in respect of customary fees and expenses for the routine maintenance and operation of the Paying Agent Accounts, and (ii) the face amount of any checks that have been credited to the Paying Agent Accounts but are subsequently returned unpaid because of uncollected or insufficient funds).

(vi) Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the “bank’s jurisdiction” (within the meaning of Section 9-304 of the UCC) and the “security intermediary’s jurisdiction” (within the meaning of Section 8-110 of the UCC).

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(H) Permitted Investments. Prior to an Event of Default, the Servicer (and after an Event of Default, the Administrative Agent) may direct each banking institution at which the Collection Account, the Inverter Replacement Reserve Account, the Liquidity Reserve Account or the Cash Trap Reserve Account shall be established, in writing, to invest the funds held in such accounts in one or more Permitted Investments. All interest derived from such Permitted Investments shall be deemed to be “investment proceeds” and shall be deposited into such account to be distributed in accordance with the requirements hereof. The taxpayer identification number associated with the Collection Account, the Inverter Replacement Reserve Account, the Liquidity Reserve Account or the Cash Trap Reserve Account shall be that of the Borrowers, and the Borrowers shall report for federal, state and local income tax purposes the income, if any, earned on funds in such accounts.

(I) Withdrawals from Collection Account to Pay Sales, Use and Property Taxes. In accordance with the Servicing Agreement, the Servicer shall direct the Paying Agent in writing, and the Paying Agent shall, in accordance with such direction, if such direction is received at least one (1) Business Day prior to each Payment Date, and in accordance with Section 2.6(B)(i), withdraw from the Collection Account and remit to the Servicer, amounts specified by the Servicer as required to be paid by the Borrowers before the next Payment Date in respect of sales, use and property taxes on PV Systems owned by the Borrowers and franchise taxes of the Borrowers, in each case, accruing after the Closing Date.

Section 8.3 Adjustments. If the Servicer makes a mistake with respect to the amount of any Collection or payment and deposits, pays or causes to be deposited or paid, an amount that is less than or more than the actual amount thereof, the Servicer shall appropriately adjust the amounts subsequently deposited into the applicable account or lockbox or paid out to reflect such mistake for the date of such adjustment. Any Eligible Solar Asset in respect of which a dishonored check is received shall be deemed not to have been paid.

ARTICLE IX

THE PAYING AGENT

Section 9.1 Appointment. Wells Fargo Bank, National Association is hereby appointed by the other parties hereto (other than the Custodian) as Paying Agent, and accepts such appointment subject to the terms of this Agreement.

Section 9.2 Representations and Warranties. The Paying Agent represents to the other parties hereto as follows:

(A) Organization; Corporate Powers. The Paying Agent is duly incorporated and validly existing under the laws of the jurisdiction of its incorporation and has all requisite power and authority to conduct its business, to own its property and to execute, deliver and perform all of its obligations under this Agreement, and no license, permit, consent or approval, is required to be obtained, effective or given by the Paying Agent to enable it to perform its obligations hereunder.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(B) Authority. The execution, delivery and performance by the Paying Agent of this Agreement have been duly authorized by all necessary action on the part of the Paying Agent.

(C) Enforcement. This Agreement constitutes the legal, valid and binding obligation of the Paying Agent, enforceable against the Paying Agent in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and general principles of equity, regardless of whether such enforcement is sought at equity or at law.

(D) No Conflict. The Paying Agent is not in violation of any law, rule, or regulation governing the banking or trust powers of the Paying Agent applicable to it or any indenture, lease, loan or other agreement to which the Paying Agent is a party or by which it or its assets may be bound or affected, except for such laws, rules or regulations or indentures, leases, loans or other agreements the violation of which would not have a material adverse effect on the Paying Agent’s abilities to perform its obligations in accordance with the terms of this Agreement.

Section 9.3 Limitation of Liability of the Paying Agent. Notwithstanding anything contained herein to the contrary, this Agreement has been executed by Wells Fargo Bank, National Association, not in its individual capacity, but solely as the Paying Agent, and in no event shall Wells Fargo Bank, National Association have any liability for the representations, warranties, covenants, agreements or other obligations of the other parties hereto or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the party responsible therefor.

Section 9.4 Certain Matters Affecting the Paying Agent. Notwithstanding anything herein to the contrary:

(A) The Paying Agent undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. The Paying Agent shall not have any duties or responsibilities except those expressly set forth in this Agreement.

(B) The Paying Agent shall not be subject to any fiduciary or other implied duties, obligations or covenants regardless of whether an Event of Default has occurred and is continuing.

(C) The Paying Agent shall not be liable for any action taken or any error of judgment made in good faith by an officer or officers of the Paying Agent, unless it shall be conclusively determined by the final judgment of a court of competent jurisdiction not subject to appeal or review that the Paying Agent was grossly negligent or acted with willful misconduct in ascertaining the pertinent facts.

(D) The Paying Agent shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with any direction given or certificate or other document delivered to the Paying Agent under this Agreement or any other Transaction Document.

(E) None of the provisions of this Agreement or any other Transaction Document shall require the Paying Agent to expend or risk its own funds or otherwise to

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

incur any liability, financial or otherwise, in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it.

(F) The Paying Agent may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties, and shall be under no obligation to inquire as to the adequacy, content, accuracy or sufficiency of any such information or be under any obligation to make any calculation (or re-calculation), certification, or verification in respect of any such information and shall not be liable for any loss that may be occasioned thereby. The Paying Agent may also, but shall not be required to, rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper person, and shall not incur any liability for relying thereon.

(G) Whenever in the administration of the provisions of this Agreement or any other Transaction Document the Paying Agent shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action to be taken hereunder, such matter may, in the absence of gross negligence, willful misconduct or bad faith on the part of the Paying Agent, be deemed to be conclusively proved and established by a certificate delivered to the Paying Agent hereunder, and such certificate, in the absence of gross negligence, willful misconduct or bad faith on the part of the Paying Agent, shall be full warrant to the Paying Agent for any action taken, suffered or omitted by it under the provisions of this Agreement or any other Transaction Document.

(H) The Paying Agent, at the expense of the Borrowers, may consult with counsel, and the advice or any opinion of counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel; provided however that such costs of counsel are reasonable and documented. Before the Paying Agent acts or refrains from acting hereunder, it may require and shall be entitled to receive an Officer’s Certificate and/or an opinion of counsel, the costs of which (including the Paying Agent’s reasonable and documented attorney’s fees and expenses) shall be paid by the party requesting that the Paying Agent act or refrain from acting. The Paying Agent shall not be liable for any action it takes or omits to take in good faith in reliance on such Officer’s Certificate or opinion of counsel.

(I) The Paying Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, entitlement order, approval or other paper or document.

(J) Except as provided expressly in Section 8.2(H) hereof, the Paying Agent shall have no obligation to invest and reinvest any cash held in any of the accounts hereunder in the absence of a timely and specific written investment direction pursuant to the terms of this Agreement. In no event shall the Paying Agent be liable for the selection of investments or for investment losses incurred thereon. The Paying Agent shall have no liability in respect of losses incurred as a result of the liquidation of any investment prior to its stated maturity or the failure of another party to

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

timely provide a written investment direction pursuant to the terms of this Agreement. Investments in any Permitted Investments are not obligations or recommendations of, or endorsed or guaranteed by, the Paying Agent or its Affiliates. The Paying Agent and its Affiliates may provide various services for Permitted Investments and may be paid fees for such services. Each party hereto understands and agrees that proceeds of the sale of investments of the funds in any account maintained with the Paying Agent will be deposited by the Paying Agent into the applicable accounts on the Business Day on which the Paying Agent receives appropriate instructions hereunder, if such instructions received by the Paying Agent prior to the deadline for same day sale of such investments. If the Paying Agent receives such instructions after the applicable deadline for the sale of such investments, such proceeds will be deposited by the Paying Agent into the applicable account on the next succeeding Business Day. The parties hereto agree that notifications after the completion of purchases and sales of investments shall not be provided by the Paying Agent hereunder, and the Paying Agent shall make available, upon request and in lieu of notifications, periodic account statements that reflect such investment activity. No statement shall be made available if no investment activity has occurred during such period.

(K) The Paying Agent may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees appointed with due care, and shall not be responsible for the supervision of or any action or omission on the part of any agent, attorney, custodian or nominee so appointed.

(L) Any corporation or entity into which the Paying Agent may be merged or converted or with which it may be consolidated, or any corporation or entity resulting from any merger, conversion or consolidation to which the Paying Agent shall be a party, or any corporation or entity succeeding to the business of the Paying Agent shall be the successor of the Paying Agent hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

(M) In no event shall the Paying Agent be liable for punitive, special, indirect or consequential loss or damage of any kind whatsoever (including lost profits), even if the Paying Agent has been advised of such loss or damage and regardless of the form of action.

(N) In no event shall the Paying Agent be liable for any failure or delay in the performance of its obligations under this Agreement or any related documents because of circumstances beyond the Paying Agent’s control, including a failure, termination, or suspension of a clearing house, securities depositary, settlement system or central payment system in any applicable part of the world or acts of God, flood, war (whether declared or undeclared), civil or military disturbances or hostilities, nuclear or natural catastrophes, political unrest, explosion, severe weather or accident, earthquake, terrorism, fire, riot, labor disturbances, strikes or work stoppages for any reason, embargo, government action, including any laws, ordinances, regulations or the like (whether domestic, federal, state, county or municipal or foreign) which delay, restrict or prohibit the providing of the services contemplated by this Agreement or any other Transaction Document or any related documents, or the unavailability of communications or computer facilities, the failure of equipment or interruption of communications or computer facilities, or the unavailability of the Federal Reserve Bank wire or telex or other wire or

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

communication facility, or any other causes beyond the Paying Agent’s control whether or not of the same class or kind as specified above.

(O) The rights, privileges, indemnities, protections, immunities and benefits given to the Paying Agent under this Agreement are extended to and shall be enforceable by Wells Fargo Bank, National Association in each of its capacities hereunder and the other Transaction Documents (including but not limited to, the Back-Up Servicer and any future or successor capacities), and each agent, custodian, co-trustee and other Person employed by it to act hereunder, in each case, mutatis mutandis.

(P) The right of the Paying Agent to perform any permissive or discretionary act enumerated in this Agreement or any other Transaction Document shall not be construed as a duty.

(Q) Absent gross negligence, bad faith or willful misconduct (in each case as conclusively determined by a court of competent jurisdiction pursuant to a final order or verdict not subject to appeal) on the part of, Wells Fargo Bank, National Association in acting in each of its capacities under this Agreement and the related Transaction Documents shall not constitute impermissible self-dealing or a conflict of interest, and the parties hereto hereby waive any conflict of interest presented by such service. Wells Fargo Bank, National Association may act as agent for, provide banking, custodial, collateral agency, verification and other services to, and generally engage in any kind of business, with others to the same extent as if Wells Fargo Bank, National Association, were not a party hereto. Nothing in this Agreement or any other Transaction Document shall in any way be deemed to restrict the right of Wells Fargo Bank, National Association to perform such services for any other person or entity, and the performance of such services for others will not, in and of itself, be deemed to violate or give rise to any duty or obligation to any party hereto not specifically undertaken by Wells Fargo Bank, National Association hereunder or under any other Transaction Document.

(R) The Paying Agent shall not be responsible for preparing or filing any reports or returns relating to federal, state or local income taxes with respect to this Agreement or any other Transaction Document other than for the Paying Agent’s compensation.

(S) The Paying Agent shall not be deemed to have notice or knowledge of, or be required to act based on, any event or information (including the sending of any notice) (including any Event of Default, Sequential Interest Amortization Event, Early Amortization Event, Cash Trap Event or any other default) unless a Responsible Officer of the Paying Agent has actual knowledge or shall have received written notice thereof. In the absence of such actual knowledge or receipt of such notice, the Paying Agent may conclusively assume that none of such events have occurred and the Paying Agent shall not have any obligation or duty to determine whether any Event of Default, Sequential Interest Amortization Event, Early Amortization Event, Cash Trap Event, Potential Default, Potential Sequential Interest Amortization Event, Potential Early Amortization Event, Potential Cash Trap Event or any other default has occurred. The delivery or availability of reports or other documents to the Paying Agent (including publicly available reports or documents) shall not constitute actual or constructive knowledge or notice of information contained in or determinable from those reports or documents, except for such information that this Agreement specifically requires the Paying Agent to examine in such report or document and to take an action with respect thereto; and knowledge or information acquired by (i) Wells Fargo

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Bank, National Association in any of its respective capacities hereunder or under any other document related to this transaction shall not be imputed to Wells Fargo Bank, National Association in any of its other capacities hereunder or under such other documents except to the extent their respective duties are performed by Responsible Officers in the same division of Wells Fargo Bank, National Association, and vice versa, and (ii) any Affiliate of Wells Fargo Bank, National Association shall not be imputed to Wells Fargo Bank, National Association in any of its respective capacities, provided that the foregoing shall not relieve the Person acting as Back-Up Servicer or Paying Agent, as applicable, from its obligations to perform or responsibility for the manner of performance of its duties in a separate capacity under the Transaction Documents.

(T) Except as otherwise provided in this Article IX:

(i) except as expressly required pursuant to the terms of this Agreement, the Paying Agent shall not be required to make any initial or periodic examination of any documents or records for the purpose of establishing the presence or absence of defects, the compliance by the Borrowers or any other Person with its representations and warranties or for any other purpose except as expressly required pursuant to the terms of this Agreement;

(ii) whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Paying Agent shall be subject to the provisions of this Article IX;

(iii) the Paying Agent shall not have any liability with respect to the acts or omissions of any other Person, and may assume compliance by each of the other parties to the Transaction Documents with their obligations thereunder unless a Responsible Officer of the Paying Agent is notified of any such noncompliance in writing;

(iv) under no circumstances shall the Paying Agent be personally liable for any representation, warranty, covenant, obligation or indebtedness of any other party to the Transaction Documents (other than Wells Fargo Bank, National Association in any of its capacities under the Transaction Documents);

(v) the Paying Agent shall not be held responsible or liable for or in respect of, and makes no representation or warranty with respect to (A) any recording, filing or depositing of this Agreement or any agreement referred to herein or any financing statement, continuation statement or similar filings or amendments to a financing statement, continuation statement or similar filings evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any re-recording, refiling or redepositing of any thereof, or (B) the existence, genuineness, value or protection of any collateral, for the legality, enforceability, effectiveness or sufficiency of the Transaction Documents or for the monitoring, creation, maintenance, enforceability, existence, status, validity, priority or perfection of any security interest, lien or collateral or the performance of any collateral; and

(vi) the Paying Agent shall not be required to take any action hereunder if it shall have reasonably determined, or shall have been advised by its counsel, that such

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

action is likely to result in liability on the part of the Paying Agent or is contrary to the terms hereof or any other Transaction Document to which it is a party or is not in accordance with applicable laws.

(U) It is expressly understood and agreed by the parties hereto that the Paying Agent (i) has not provided nor will it provide in the future, any advice, counsel or opinion regarding the tax, financial, investment, securities law or insurance implications and consequences of the consummation, funding and ongoing administration of this Agreement and the matters contemplated herein, including, but not limited to, income, gift and estate tax issues, and the initial and ongoing selection and monitoring of financing arrangements, (ii) has not made any investigation as to the accuracy of any representations, warranties or other obligations of any other party to this Agreement or the other Transaction Documents or any other document or instrument and shall not have any liability in connection therewith and (iii) has not prepared or verified, or shall be responsible or liable for, any information, disclosure or other statement in any disclosure or offering document delivered in connection with this Agreement or the other Transaction Documents.

(V) The recitals contained herein shall not be taken as the statements of the Paying Agent, and the Paying Agent does not assume any responsibility for their correctness. The Paying Agent does not make any representation regarding the validity, sufficiency or enforceability of this Agreement or the other Transaction Documents or as to the perfection or priority of any security interest therein, except as expressly set forth in Section 9.2(C).

(W) In the event that (i) the Paying Agent is unsure as to the application or interpretation of any provision of this Agreement or any other Transaction Document, (ii) this Agreement is silent or is incomplete as to the course of action that the Paying Agent is required or permitted to take with respect to a particular set of facts, or (iii) more than one methodology can be used to make any determination or calculation to be performed by the Paying Agent hereunder, then the Paying Agent may give written notice to the Administrative Agent requesting written instruction and, to the extent that the Paying Agent acts or refrains from acting in good faith in accordance with any such written instruction, the Paying Agent shall not be personally liable to any Person. If the Paying Agent shall not have received such written instruction within ten (10) calendar days of delivery of notice to the Administrative Agent (or within such shorter period of time as may reasonably be specified in such notice or as may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking any action, and shall have no liability to any Person for such action or inaction.

(X) The Paying Agent shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement or any other Transaction Document or to institute, conduct or defend any litigation hereunder or thereunder or in relation hereto or thereto at the request, order or direction of any of any Person, unless such Person with the requisite authority shall have offered to the Paying Agent security or indemnity satisfactory to the Paying Agent against the costs, expenses and liabilities (including the reasonable and documented fees and expenses of the Paying Agent’s counsel and agents) which may be incurred therein or thereby.

(Y) The Paying Agent shall have no duty (i) to maintain or monitor any insurance or (ii) to see to the payment or discharge of any tax, assessment, or other governmental charge or any

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Collateral.

(Z) Notwithstanding anything to the contrary in this Agreement, the Paying Agent shall not be required to take any action that is not in accordance with applicable law.

Section 9.5 Indemnification. The Borrowers, the Manager and the Servicer (if the Manager and the Servicer are Affiliates of any of the Borrowers) agree, jointly and severally, to reimburse and indemnify, defend and hold harmless each of the Paying Agent and the Back-Up Servicer, in each case, in its individual and representative capacities, and its officers, directors, agents and employees (collectively, the “Paying Agent Indemnified Parties”) against any and all fees, costs, damages, losses, suits, claims, judgments, liabilities, obligations, penalties, actions, expenses (including the reasonable and documented fees and expenses of counsel and court costs) or disbursements of any kind and nature whatsoever, regardless of the merit, which may be imposed on, incurred by or demanded, claimed or asserted against any of them in any way directly or indirectly relating to or arising out of or in connection with this Agreement or any other Transaction Document or any other document delivered in connection herewith or therewith or the transactions contemplated hereby or thereby, or the enforcement of any of the terms hereof or thereof or of any such other documents, including in connection with any enforcement (including any action, claim or suit brought) by any Paying Agent Indemnified Party of its rights hereunder or thereunder (including rights to indemnification), provided, that none of the Borrowers, the Servicer or the Manager shall be liable for any of the foregoing to the extent arising from the gross negligence, willful misconduct or bad faith of the Paying Agent and the Back-Up Servicer, as applicable, as determined by the final judgment of a court of competent jurisdiction, no longer subject to appeal or review. The provisions of this Section 9.5 shall survive the discharge, termination or assignment of this Agreement or any related agreement or the earlier of the resignation or removal of the Paying Agent and the Back-Up Servicer, as applicable. This Section 9.5 shall not apply with respect to Taxes other than any Taxes that represent losses, liabilities, claims and damages arising from any non-Tax Proceeding. The Paying Agent Indemnified Parties’ expenses are intended as expenses of administration.

Section 9.6 Successor Paying Agent. The Paying Agent may resign at any time by giving at least thirty (30) days’ prior written notice thereof to the other parties hereto; provided, that no such resignation shall become effective until a successor Paying Agent that is satisfactory to the Administrative Agent and, to the extent no Event of Default, Early Amortization Event, Sequential Interest Amortization Event or Cash Trap Event has occurred and is continuing, the Borrowers, has been appointed hereunder. The Paying Agent may be removed at any time for cause by at least thirty (30) days’ prior written notice received by the Paying Agent from the Administrative Agent. Upon any such resignation or removal, the Administrative Agent shall have the right to appoint a successor Paying Agent that is satisfactory to the Borrowers (unless an Event of Default, Early Amortization Event, Sequential Interest Amortization Event or Cash Trap Event has occurred and is continuing). If no successor Paying Agent shall have been so appointed and shall have accepted such appointment within thirty (30) days after the exiting Paying Agent’s giving notice of resignation or receipt of notice of removal, then the exiting Paying Agent may, at the sole expense (including all fees, costs and expenses (including attorneys’ reasonable and documented fees and expenses) incurred in connection with such petition) of the Borrowers, petition a court of competent jurisdiction to appoint a successor Paying Agent. Upon the

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

acceptance of any appointment as the Paying Agent hereunder by a successor Paying Agent, such successor Paying Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the exiting Paying Agent, and the exiting Paying Agent shall be discharged from its duties and obligations hereunder. After any exiting Paying Agent’s resignation hereunder, the provisions of this Article IX shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Paying Agent hereunder. If the Paying Agent consolidates with, merges or converts into, or transfers or sells all or substantially all its corporate trust business or assets to, another Person, the resulting, surviving or transferee Person without any further act shall be the successor Paying Agent.

ARTICLE X

MISCELLANEOUS

Section 10.1 Survival. All representations and warranties made by the Borrowers, the initial Servicer and the Manager herein and all indemnification obligations of the Borrowers, the initial Servicer and the Manager hereunder shall survive, and shall continue in full force and effect, after the making and the repayment of the Advances hereunder and the termination of this Agreement.

Section 10.2 Amendments, Etc. (A) No amendment to or waiver of any provision of this Agreement, nor consent to any departure therefrom by the parties hereto, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent, on behalf of the Lenders and each Funding Agent, and the Borrowers; provided that no such amendment or waiver shall (i) reduce the amount of or extend the maturity of any Advance or reduce the rate or extend the time of payment of interest thereon, or reduce or alter the timing of any other amount payable to any Lender hereunder, including amending or modifying any of the definitions related to such terms, in each case without the consent of the Lenders affected thereby, (ii) amend, modify or waive any provision of this Section 10.2, or reduce the percentage specified in the definition of the Majority Lenders, in each case without the written consent of all Lenders, (iii) reduce the percentage specified in the definition of the Majority Class B Lenders without the written consent of all Class B Lenders, (iv) amend, modify or waive any provision of Sections 7.14 through 7.25 hereof without the written consent of all Funding Agents, (v) modify or amend this Agreement in a manner that could reasonably be expected to materially and adversely affect the Class B Lenders in a manner (economic or otherwise) disproportionate to the Class A Lenders, without the consent of the Class B Lenders, (vi) affect the rights or duties of the Paying Agent, Custodian, Manager, Servicer or Back-Up Servicer under this Agreement without the written consent of such Paying Agent, Custodian, Manager, Servicer or Back-Up Servicer, respectively or (vii) amend or modify any provision of Section 6.1 or Section 6.2 without the consent of all Lenders. The Borrowers agree to provide notice to each party hereto of any amendments to or waivers of any provision of this Agreement; provided that the Borrowers shall provide the Conduit Lender with prompt written notice of any amendment to any provision of this Agreement, prior to such amendment becoming effective.

(A) Notwithstanding the foregoing or any other provision of this Agreement or any other Transaction Document to the contrary, the Administrative Agent, on behalf of the Lenders and each Funding Agent, and the Borrowers may enter into an amendment hereto for the purpose

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

of subdividing the Advances into separate tranches or reallocating the outstanding principal balance of the Advances among the Class A Advances and the Class B Advances; provided, no such amendment may be executed without the consent of all Lenders affected thereby; provided further, that such amendment shall be at the expense of the Lender or Lenders requesting such amendment and that none of the Borrower, Paying Agent or the Administrative Agent need enter into such amendment and no Lender need consent to such amendment if it would have a material adverse effect on the payments, economics or obligations of any such party. Subject to the preceding sentence, each of the Borrowers agree to cooperate in effecting any amendment pursuant to this Section 10.2(B).

Section 10.3 Notices, Etc. All notices and other communications provided for hereunder shall be in writing and mailed or delivered by courier or facsimile: (A) if to the Borrowers, to the Borrower Representative, at its address at 20 East Greenway Plaza, Suite 475, Houston, TX 77046. Attention: Chief Financial Officer and Treasurer and General Counsel, Facsimile: (281) 985 9907, email address: treasury@sunnova.com; Jordan.kozar@sunnova.com and notices@sunnova.com; (B) if to the Manager, at its address at 20 East Greenway Plaza, Suite 475, Houston, TX 77046, Attention: Chief Financial Officer and Treasurer, Facsimile: (281) 985-9907), email address: treasury@sunnova.com; Jordan.kozar@sunnova.com; (C) if to the Servicer, at its address at 20 East Greenway Plaza, Suite 475, Houston, TX 77046, Attention: Chief Financial Officer and Treasurer, Facsimile: (281) 985-9907), email address: treasury@sunnova.com; Jordan.kozar@sunnova.com; (D) if to the Administrative Agent, the CS Funding Agent, the CS Non-Conduit Lender or the Class B Lender, at its address at Credit Suisse AG, New York Branch, 11 Madison Avenue, 4th Floor, New York, NY 10010; Conduit and Warehouse Financing (212) 538-2007; email address: list.afconduitreports@creditsuisse.com; abcp.monitoring@creditsuisse.com; (E) if to the CS Conduit Lender, at its address at GIFS Capital Company, LLC, 227 West Monroe Street, Suite 4900, Chicago, Illinois 60606, Attention: Operations Department, E-mail: chioperations@guggenheimpartners.com; (F) if to the Paying Agent, at its address at Wells Fargo Bank, N.A., MAC N9300-061, 600 S. 4th St., Minneapolis, Minnesota 55479, Attention: Corporate Trust Services – Asset-Backed Administration; (G) if to the Back-Up Servicer, at its address at Wells Fargo Bank, N.A., MAC N9300-061, 600 S. 4th St., Minneapolis, Minnesota 55479, Attention: Corporate Trust Services – Asset-Backed Administration; and (H) in the case of any party, at such address or other address as shall be designated by such party in a written notice to each of the other parties hereto. Notwithstanding the foregoing, each Quarterly Servicer Report described in Section 5.1(B) and the Funding Certificate described in Section 2.4 may be delivered by electronic mail; provided, that such electronic mail is sent by a Responsible Officer and each such Quarterly Servicer Report or the Funding Certificate is accompanied by an electronic reproduction of the signature of a Responsible Officer of the Borrower Representative. All such notices and communications shall be effective, upon receipt, provided, that notice by facsimile or email shall be effective upon electronic or telephonic confirmation of receipt from the recipient.

Section 10.4 No Waiver; Remedies. No failure on the part of the Administrative Agent or any Lender to exercise, and no delay in exercising, any right hereunder or under the Loan Notes shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 10.5 Indemnification. Each of the Borrowers agrees, jointly and severally, to indemnify the Administrative Agent, the Paying Agent, the Back-Up Servicer, the Successor Servicer, the Custodian, each Lender, and their respective Related Parties (collectively, the “Indemnitees”) from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses (including court costs and fees and expenses of counsel and of enforcing the Borrowers’ indemnification obligations hereunder) to which such Indemnitee may become subject arising out of, resulting from or in connection with any claim, litigation, investigation or proceeding (each, a “Proceeding” (including any Proceedings under environmental laws)) relating to the Transaction Documents or any other agreement, document, instrument or transaction related thereto, the use of proceeds thereof and the transactions contemplated hereby, regardless of whether any Indemnitee is a party thereto and whether or not such Proceedings are brought by a Borrower, its equity holders, affiliates, creditors or any other third party, and to reimburse each Indemnitee upon written demand therefor (together with reasonable back-up documentation supporting such reimbursement request) for any reasonable and documented legal or other out-of-pocket expenses incurred in connection with investigating or defending any of the foregoing of one law firm to all such Indemnitees, taken as a whole, and, in the case of a conflict of interest, of one additional counsel to the affected Indemnitee taken as a whole (and, if reasonably necessary, of one local counsel and/or one regulatory counsel in any material relevant jurisdiction); provided, that the foregoing indemnity and reimbursement obligation will not, as to any Indemnitee, apply to (A) losses, claims, damages, liabilities or related expenses (i) to the extent they are found in a final non-appealable judgment of a court of competent jurisdiction to arise from the willful misconduct, bad faith or gross negligence of, or with respect to Indemnitees other than the Paying Agent and the Back-Up Servicer, material breach of the Transaction Documents by, such Indemnitee or any of its affiliates or controlling persons or any of the officers, directors, employees, advisors or agents of any of the foregoing or (ii) arising out of any claim, litigation, investigation or proceeding that does not involve an act or omission of any Borrower or any of their Affiliates and that is brought by such Indemnitee against another Indemnitee (other than an Indemnitee acting in its capacity as Paying Agent, Back-Up Servicer, agent, arranger or any other similar role in connection with the Transaction Documents) or (B) any settlement entered into by such Indemnitee without the Borrowers’ written consent (such consent not to be unreasonably withheld or delayed). This Section 10.5 shall not apply with respect to Taxes other than any Taxes that represent losses, liabilities, claims and damages arising from any non-Tax Proceeding. Notwithstanding anything to the contrary in this Section 10.5, the provisions of this Section shall be applied without prejudice to, and the provisions shall not have the effect of diminishing, the rights of the Paying Agent and Back-Up Servicer and any Paying Agent Indemnified Party under Section 9.5 of this Agreement or any other provision of any Transaction Document providing for the indemnification of any such Persons.

Section 10.6 Costs, Expenses and Taxes. The Borrowers agree to pay all reasonable and documented costs and expenses in connection with the preparation, execution, delivery, filing, recording, administration, modification, amendment or waiver of this Agreement, the Loan Notes and the other documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent and the Paying Agent with respect thereto and with respect to advising the Administrative Agent and the Paying Agent as to their respective rights

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

and responsibilities under this Agreement and the other Transaction Documents. The Borrowers further agree to pay on demand all costs and expenses, if any (including reasonable and documented counsel fees and expenses) (A) in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement, the Loan Notes and the other documents to be delivered hereunder and (B) incurred by the Administrative Agent or the Paying Agent in connection with the transactions described herein and in the other Transaction Documents, or any potential Takeout Transaction, including in any case reasonable and documented counsel fees and expenses in connection with the enforcement of rights under this Section 10.6. Without limiting the foregoing, the Borrowers acknowledge and agree that the Administrative Agent or its counsel may at any time after an Event of Default shall have occurred and be continuing, engage professional consultants selected by the Administrative Agent to conduct additional due diligence with respect to the transactions contemplated hereby, including (A) review and independently assess the existing methodology employed by the Borrowers in allocating Collections with respect to the Collateral, assess the reasonableness of the methodology for the equitable allocation of those Collections and make any recommendations to amend the methodology, if appropriate, (B) review the financial forecasts submitted by the Borrowers to the Administrative Agent and assess the reasonableness and feasibility of those forecasts and make any recommendations based on that review, if appropriate, and (C) verify the asset base of any Borrower and such Borrower’s valuation of their assets, as well as certain matters related thereto. The reasonable and documented fees and expenses of such professional consultants, in accordance with the provisions of this Section 10.6, shall be at the sole cost and expense of such Borrower. In addition, the Borrowers shall pay any and all Other Taxes and agrees to save the Administrative Agent, the Paying Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such Other Taxes.

Section 10.7 Right of Set-off; Ratable Payments; Relations Among Lenders. (A) Upon the occurrence and during the continuance of any Event of Default, and subject to the prior payment of Obligations owed to the Paying Agent and the Back-Up Servicer, each of the Administrative Agent and the Lenders are hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by and other indebtedness at any time owing to the Administrative Agent or such Lender to or for the credit or the account of any Borrower against any and all of the obligations of the Borrowers now or hereafter existing under this Agreement and the Loan Notes, whether or not the Administrative Agent or such Lenders shall have made any demand under this Agreement or the Loan Notes and although such obligations may be unmatured. The Administrative Agent and each Lender agrees promptly to notify such Borrower after any such set-off and application; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent and the Lenders under this Section 10.7(A) are in addition to other rights and remedies (including other rights of set-off) which the Administrative Agent and the Lenders may have.

(A) If any Lender, whether by setoff or otherwise, has payment made to it upon its Advances in a greater proportion than that received by any other Lender, such other Lender agrees, promptly upon demand, to purchase a portion of the Advances held by the Lenders so that after such purchase each Lender will hold its ratable share of Advances. If any Lender, whether in connection with setoff or amounts which might be subject to setoff or otherwise, receives collateral or other protection for its Obligations or such amounts which may be subject to setoff, such Lender

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

agrees, promptly upon written demand, to take such action necessary such that all Lenders share in the benefits of such collateral ratably in proportion to the obligations owing to them. In case any such payment is disturbed by legal process, or otherwise, appropriate further adjustments shall be made.

(B) Except with respect to the exercise of set-off rights of any Lender in accordance with Section 10.7(A), the proceeds of which are applied in accordance with this Agreement, each Lender agrees that it will not take any action, nor institute any actions or proceedings, against the Borrower or any other obligor hereunder or with respect to any Collateral or Transaction Document, without the prior written consent of the other Lenders or, as may be provided in this Agreement or the other Transaction Documents, at the direction of the Administrative Agent.

(C) The Lenders are not partners or co-venturers, and no Lender shall be liable for the acts or omissions of, or (except as otherwise set forth herein in case of the Administrative Agent) authorized to act for, any other Lender.

Section 10.8 Binding Effect; Assignment. (A) This Agreement shall be binding upon and inure to the benefit of the Borrowers, the Paying Agent, the Custodian and the Administrative Agent and each Lender, and their respective successors and assigns, except that the Borrowers shall not have the right to assign their rights hereunder or any interest herein without the prior written consent of the Administrative Agent and the Lenders, and any assignment by any Borrower in violation of this Section 10.8 shall be null and void. Notwithstanding anything to the contrary in the first sentence of this Section 10.8, any Lender may at any time, without the consent of the Borrowers or the Administrative Agent, assign all or any portion of its rights under this Agreement and any Loan Note to a Federal Reserve Bank and each Conduit Lender may assign its rights and obligations under this Agreement to a Program Support Provider; provided, that no such assignment or pledge shall release the transferor Lender from its obligations hereunder. Each Lender may assign to one or more banks or other entities all or any part or portion of, or may grant participations to one or more banks or other entities in all or any part or portion of its rights and obligations hereunder (including, without limitation, its Loan Notes or its Advances); provided that each such assignment (A) shall be substantially in the form of Exhibit F hereto or any other form reasonably acceptable to the Administrative Agent, (B) shall not be made to a Person that is a Disqualified Lender as of the date on which the assigning Lender entered into a binding agreement to sell and assign all or a portion of its rights and obligations under this Agreement (the “Trade Date”) to such Person (unless either (i) an Event of Default or Early Amortization Event has occurred or (ii) the Borrowers have consented to such assignment in writing in their sole and absolute discretion, which, in either such case, such Person shall not be considered a Disqualified Lender for the purpose of this Agreement), and (C) shall either be made (i) to a Permitted Assignee or (ii) to a Person that is acceptable to the Administrative Agent in its reasonable discretion (such consent not to be unreasonably withheld or delayed) unless an Event of Default, Early Amortization Event, Sequential Interest Amortization Event or Cash Trap Event shall have occurred and be continuing.

(B) If any assignment or participation is made to a Disqualified Lender in violation of this Section 10.8, the Borrowers may, at their sole expense and effort, upon notice to the applicable Disqualified Lender and the Administrative Agent, (A) purchase or prepay the Advances held by such Disqualified Lender by paying the lesser of (x) the principal amount thereof and (y) the

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

amount that such Disqualified Lender paid to acquire such Advances, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder and/or (B) require such Disqualified Lender to assign, without recourse (in accordance with and subject to the restrictions contained in this Section 10.8), all of its interest, rights and obligations under this Agreement to one or more banks or other entities at the lesser of (x) the principal amount thereof and (y) the amount that such Disqualified Lender paid to acquire such interests, rights and obligations, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder.

Disqualified Lenders (A) will not, absent an Event of Default, Early Amortization Event or Sequential Interest Amortization Event or consent from the Borrower Representative (x) have the right to receive financial reports that are not publicly available, Quarterly Servicer Reports, Quarterly Manager Reports or other reports or confidential information provided to Lenders by the Borrowers or the Administrative Agent (other than Tax reporting information with respect to the Advances), (y) attend or participate in meetings with the Borrowers attended by the Lenders and the Administrative Agent, or (z) access any electronic site maintained by the Borrower or Administrative Agent to provide Lenders with confidential information or confidential communications from counsel to or financial advisors of the Administrative Agent and (B) (x) for purposes of any consent to any amendment, waiver or modification of, or any action under, and for the purpose of any direction to the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) under this Agreement or any other Transaction Document, each Disqualified Lender will be deemed to have consented in the same proportion as the Lenders that are not Disqualified Lenders consented to such matter, and (y) for purposes of voting on any plan of reorganization or plan of liquidation, each Disqualified Lender party hereto hereby agrees (1) not to vote on such plan, (2) if such Disqualified Lender does vote on such plan notwithstanding the restriction in the foregoing clause (1), such vote will be deemed not to be in good faith and shall be “designated” pursuant to Section 1126(e) of the Bankruptcy Code (or any similar provision in any other debtor relief laws), and such vote shall not be counted in determining whether the applicable class has accepted or rejected such plan in accordance with Section 1126(c) of the Bankruptcy Code (or any similar provision in any other debtor relief laws) and (3) not to contest any request by any party for a determination by the Bankruptcy Court (or other applicable court of competent jurisdiction) effectuating the foregoing clause (2).

(C) Upon, and to the extent of, any assignment (unless otherwise stated therein) made by any Lender hereunder, the assignee or purchaser of such assignment shall be a Lender hereunder for all purposes of this Agreement and shall have all the rights, benefits and obligations (including the obligation to provide documentation pursuant to Section 2.14(G)) of a Lender hereunder. Each Funding Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at one of its offices a register (the “Register”) for the recordation of the names and addresses of the Lenders in its Lender Group, the outstanding principal amounts (and accrued interest) of the Advances owing to each Lender in its Lender Group pursuant to the terms hereof from time to time and any assignment of such outstanding Advances. The entries in the Register shall be conclusive absent manifest error, and the Borrowers, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrowers, the Paying Agent and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(D) Any Lender may, without the consent of the Borrowers, sell participation interests in its Advances and obligations hereunder (each such recipient of a participation a “Participant”); provided that after giving effect to the sale of such participation, such Lender’s obligations hereunder and rights to consent to any waiver hereunder or amendment hereof shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, all amounts payable to such Lender hereunder and all rights to consent to any waiver hereunder or amendment hereof shall be determined as if such Lender had not sold such participation interest, and the Borrowers and the Administrative Agent and the other parties hereto shall continue to deal solely and directly with such Lender and not be obligated to deal with such participant. The Participant shall have no right to affect such Lender’s vote or action with respect to any matter requiring such Lender’s vote or action under this Agreement. Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the outstanding principal amounts (and accrued interest) of each Participant’s interest in the Advances or other obligations under the Transaction Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Transaction Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent shall have no responsibility for maintaining a Participant Register. Each recipient of a participation shall, to the fullest extent permitted by law, have the same rights, benefits and obligations (including the obligation to provide documentation pursuant to Section 2.14(G)), hereunder with respect to the rights and benefits so participated as it would have if it were a Lender hereunder, except that no Participant shall be entitled to receive any greater payment under Sections 2.11 or 2.14 than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation.

(E) Notwithstanding any other provision of this Agreement to the contrary, (i) a Lender may pledge as collateral, or grant a security interest in, all or any portion of its rights in, to and under this Agreement to a security trustee in connection with the funding by such Lender of Advances without the consent of the Borrowers; provided that no such pledge or grant shall release such Lender from its obligations under this Agreement and (ii) a Conduit Lender may at any time, without any requirement to obtain the consent of the Administrative Agent or the Borrower, pledge or grant a security interest in all or any portion of its rights (including, without limitation, rights to payment of capital and yield) under this Agreement to a collateral agent or trustee for its commercial paper program.

Section 10.9 GOVERNING LAW. THIS AGREEMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

Section 10.10 Jurisdiction. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK (NEW YORK COUNTY) OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, OR ANY LEGAL PROCESS WITH RESPECT TO ITSELF OR ANY OF ITS PROPERTY, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

Section 10.11 Waiver of Jury Trial. ALL PARTIES HEREUNDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PARTIES IN CONNECTION HEREWITH OR THEREWITH. ALL PARTIES ACKNOWLEDGE AND AGREE THAT THEY HAVE RECEIVED FULL AND SIGNIFICANT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR ALL PARTIES TO ENTER INTO THIS AGREEMENT.

Section 10.12 Section Headings. All section headings are inserted for convenience of reference only and shall not affect any construction or interpretation of this Agreement.

Section 10.13 Tax Characterization. The parties hereto intend for the transactions effected hereunder to constitute a financing transaction for U.S. federal income tax purposes.

Section 10.14 Execution. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or by e-mail in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 10.15 Limitations on Liability. None of the members, managers, general or limited partners, officers, employees, agents, shareholders, directors, Affiliates or holders of limited liability company interests of or in the Borrower shall be under any liability to the Administrative Agent or the Lenders, respectively, any of their successors or assigns, or any other

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Person for any action taken or for refraining from the taking of any action in such capacities or otherwise pursuant to this Agreement or for any obligation or covenant under this Agreement, it being understood that this Agreement and the obligations created hereunder shall be, to the fullest extent permitted under applicable law, with respect to the Borrowers, solely the limited liability company obligations of each Borrower. The Borrowers and any member, manager, partner, officer, employee, agent, shareholder, director, Affiliate or holder of a limited liability company interest of or in any Borrower may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person (other than the Borrowers) respecting any matters arising hereunder.

Section 10.16 Confidentiality. (A) Except as otherwise provided herein, the Fee Letters (including such information set forth in any engagement letter, term sheet or proposal prior to the Closing Date that contains fees similar in nature to those in the Fee Letters) (collectively, “Confidential Information”) are confidential. Each of the Borrowers, the Seller, the Manager, the Servicer, the Paying Agent and the Custodian agrees:

(i) to keep all Confidential Information confidential and to disclose Confidential Information only (i) to those Affiliates, officers, employees, agents, accountants, auditors, equity holders, legal counsel and other representatives of the Borrower or its Affiliates (collectively, “Representatives”) who have a need to know such Confidential Information for the purpose of assisting in the negotiation, completion and administration of this Facility and (ii) to the extent requested by any regulatory authority, self-regulatory authority or quasi-regulatory authority, including, without limitation, audits or examinations conducted by bank accountants or any governmental bank authority exercising examination or regulatory authority;

(ii) to use the Confidential Information only in connection with the Facility and not for any other purpose; and

(iii) to maintain and keep in force procedures reasonably designed to cause its Representatives to comply with these provisions and to be responsible for any failure of any Representative to follow those procedures. The provisions of this section 10.16(A) (including the last paragraph hereof) shall not apply to Confidential Information that (a) has been approved for release by written authorization of the appropriate party, or (b) is or hereafter becomes (through a source other than the Borrowers, the Seller, the Manager, the Servicer, the Paying Agent, the Custodian or their respective Affiliates or Representatives) generally available to the public and shall not prohibit the disclosure of Confidential Information to the extent required by applicable Law or by any Governmental Authority or by any subpoena or similar legal process or to the extent necessary in connection with the enforcement of any Transaction Document, including, without limitation, in connection with the exercise of any remedies hereunder or under the Transaction Documents or any suit, action or proceeding related to the enforcement of such party’s rights hereunder or thereunder.

The Borrowers, the Seller, the Servicer and the Manager agree not to provide copies of the Transaction Documents to any prospective investor in, or prospective lender to, the Borrowers, the Seller, the Servicer and the Manager without the prior written consent of the Administrative

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Agent, which shall not be unreasonably withheld, delayed or conditioned. For the avoidance of doubt, the Borrowers, the Seller, the Manager and the Servicer or any other affiliate of Parent may provide copies of the Transaction Documents to any potential investor or equity holder in Parent or its affiliates to the extent permitted or required pursuant to this Section 10.16, provided that each such Person shall have been instructed to keep the same confidential in accordance with this Section 10.16.

(B) Each Lender, each Funding Agent, and the Administrative Agent agrees to maintain the confidentiality of all nonpublic information with respect to the parties herein or any other matters furnished or delivered to it pursuant to or in connection with this Agreement or any other Transaction Document; provided, that such information may be disclosed (i) to such party’s Affiliates or such party’s or its Affiliates’ officers, directors, employees, agents, accountants, legal counsel and other representatives (collectively “Lender Representatives”), in each case, who have a need to know such information for the purpose of assisting in the negotiation, completion and administration of the Facility and on a confidential basis, (ii) to any permitted assignee of or participant in, or any prospective assignee of or participant in, the Facility or any of its rights or obligations under this Agreement, other than a Disqualified Lender, in each case on a confidential basis, (iii) to any financing source, dealer, hedge counterparty or other similar party in connection with financing or risk management activities related to the Facility, (iv) to any Commercial Paper rating agency (including by means of a password protected internet website maintained in connection with Rule 17g-5), (v) to the extent required by applicable Law or by any Governmental Authority, and (vi) to the extent necessary in connection with the enforcement of any Transaction Document.

The provisions of this Section 10.16(B) shall not apply to information that (i) is or hereafter becomes (through a source other than the applicable Lender, Funding Agent or the Administrative Agent or any Lender Representative associated with such party) generally available to the public, (ii) was rightfully known to the applicable Lender, applicable Funding Agent or the Administrative Agent or any Lender Representative or was rightfully in their possession prior to the date of its disclosure pursuant to this Agreement, (iii) becomes available to the applicable Lender, applicable Funding Agent or the Administrative Agent or any Lender Representative from a third party unless to their knowledge such third party disclosed such information in breach of an obligation of confidentiality to the applicable Lender, applicable Funding Agent or the Administrative Agent or any Lender Representative, (iv) has been approved for release by written authorization of the parties whose information is proposed to be disclosed, or (v) has been independently developed or acquired by any Lender, any Funding Agent or the Administrative Agent or any Lender Representative without violating this Agreement. The provisions of this Section 10.16 shall not prohibit any Lender, any Funding Agent or the Administrative Agent from filing with or making available to any judicial, governmental or regulatory agency or providing to any Person with standing any information or other documents with respect to the Facility as may be required by applicable Law or requested by such judicial, governmental or regulatory agency.

Section 10.17 Limited Recourse. All amounts payable by the Borrowers on or in respect of the Obligations shall constitute limited recourse obligations of the Borrowers secured by, and payable solely from and to the extent of, the Collateral; provided that (A) the foregoing shall not limit in any manner the ability of the Administrative Agent or any other Lender to seek specific performance of any Obligation (other than the payment of a monetary obligation in excess of the

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

amount payable solely from the Collateral), (B) the provisions of this Section 10.17 shall not limit the right of any Person to name the Borrower as party defendant in any action, suit or in the exercise of any other remedy under this Agreement or the other Transaction Documents, and (C) when any portion of the Collateral is transferred in a transfer permitted under Section 5.2(A)(ii)(b), 5.2(A)(iii) or 5.2(E), by the Seller pursuant to the Sale and Contribution Agreement, or as otherwise permitted under this Agreement, the security interest in and Lien on such Collateral shall automatically be released, and the Lenders under this Agreement will no longer have any security interest in, lien on, or claim against such Collateral. No recourse shall be sought or had for the obligations of a Borrower hereunder against any Affiliate, director, officer, shareholders, manager or agent of such Borrower other than as specified in the Transaction Documents.

Section 10.18 Customer Identification - USA Patriot Act Notice. The Administrative Agent and each Lender hereby notifies the Borrowers and the Manager that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56, signed into law October 26, 2001) (the “Patriot Act”), and the Administrative Agent’s and each Lender’s policies and practices, the Administrative Agent and the Lenders are required to obtain, verify and record certain information and documentation that identifies each Borrower and the Manager, which information includes the name and address of such Borrower and such other information that will allow the Administrative Agent or such Lender to identify the Borrower in accordance with the Patriot Act.

Section 10.19 Paying Agent Compliance with Applicable Anti-Terrorism and Anti-Money Laundering Regulations. In order to comply with laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including, but not limited to those relating to funding of terrorist activities and money laundering, the Paying Agent is required to obtain, verify and record certain information relating to individuals and entities which maintain a business relationship with the Paying Agent. Accordingly, each of the parties agrees to provide to the Paying Agent upon its request from time to time such identifying information and documentation as may be available for such party in order to enable the Paying Agent to comply with such laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including, but not limited to those relating to funding of terrorist activities and money laundering.

Section 10.20 Non-Petition. Each party hereto hereby covenants and agrees that it will not institute against or join any other Person in instituting against the Conduit Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or of any state of the United States or of any other jurisdiction prior to the date which is one year and one day after the payment in full of all outstanding indebtedness of the Conduit Lender. The agreements set forth in this Section 10.20 and the parties’ respective obligations under this Section 10.20 shall survive the termination of this Agreement.

Section 10.21 No Recourse against Conduit Lender. (A) Notwithstanding anything to the contrary contained in this Agreement, the parties hereto hereby acknowledge and agree that all transactions with a Conduit Lender hereunder shall be without recourse of any kind to such Conduit Lender. A Conduit Lender shall have no liability or obligation hereunder unless and until such Conduit Lender has received such amounts pursuant to this Agreement. In addition, the parties hereto hereby agree that (i) a Conduit Lender shall have no obligation to pay the parties

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

hereto any amounts constituting fees, reimbursement for expenses or indemnities (collectively, “Expense Claims”) and such Expense Claims shall not constitute a claim (as defined in Section 101 of Title 11 of the Bankruptcy Code or similar laws of another jurisdiction) against such Conduit Lender, unless or until such Conduit Lender has received amounts sufficient to pay such Expense Claims pursuant to this Agreement and such amounts are not required to pay the outstanding indebtedness of such Conduit Lender and (ii) no recourse shall be sought or had for the obligations of a Conduit Lender hereunder against any Affiliate, director, officer, shareholders, manager or agent of such Conduit Lender.

(A) The agreements set forth in this Section 10.21 and the parties’ respective obligations under this Section 10.21 shall survive the termination of this Agreement.

Section 10.22 Retention of Equity Interest. The Seller shall at all times while any Obligation is outstanding, retain (and shall not pledge as collateral) its ownership interest in the Borrower Representative.

Section 10.23 Additional Paying Agent and Back-Up Servicer Provisions. The parties hereto acknowledge that neither the Paying Agent nor the Back-Up Servicer shall be required to act as a “commodity pool operator” as defined in the Commodity Exchange Act, as amended, or be required to undertake regulatory filings related to this Agreement in connection therewith.

Section 10.24 Third Party Beneficiaries. The parties hereto agree and acknowledge that the Back-Up Servicer is an express third party beneficiary of the provisions of Sections 2.5, 2.6, 9.4, 9.5, and this Article X, and shall be entitled to enforce its rights hereunder as if direct party hereto.

Section 10.25 Amendment and Restatement of Original Obligations. Each of the Borrowers, Manager, Servicer, Seller, Lender, Administrative Agent, Paying Agent and Custodian acknowledge and agree that, upon the satisfaction of the conditions in Section 3.1 (a) this Agreement amends, restates and in all respects replaces the Original Credit Agreement, (b) the Original Obligations (other than contingent liabilities for which no claims have been asserted) outstanding under the Original Credit Agreement immediately prior to the effectiveness of this Agreement are hereby extinguished and discharged, (c) the Original Obligations outstanding under the Original Credit Agreement immediately prior to the effectiveness of this Agreement are not the Obligations outstanding under this Agreement, (d) except for the Original Parent Guaranty and the Original Credit Agreement, the Transaction Documents in effect immediately prior to the effectiveness of this Agreement are hereby extinguished and discharged, along with all Original Obligations arising thereunder and replaced with the Transaction Documents effective on or after the date hereof, and (e) this Agreement and the other Transaction Documents executed and delivered in connection with this Agreement on or after the Closing Date are intended to, and shall, result in a novation of the Original Obligations outstanding under the Original Credit Agreement immediately prior to the effectiveness of this Agreement and all such Original Obligations shall terminate. Additionally, in connection with the foregoing, the Administrative Agent consents to the (i) amendment and restatement of the Original Parent Guaranty and (ii) amendment and restatement of the first amended and restated limited liability company agreement of the Seller and each Borrower (each as in effect on the date hereof), in each case in form and substantive acceptable to the Administrative Agent. Notwithstanding anything contained herein to the

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

contrary, the Original Parent Guaranty (as amended and restated on the date hereof) and the obligations contained therein shall remain in full effect (as amended and restated) as of the Closing Date, and shall survive the termination of the Transaction Documents in effect immediately prior to the effectiveness of this Agreement.

[Signature Pages Follow]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SUNNOVA LAP HOLDINGS, LLC, as a Borrower and as Borrower Representative

By:	/s/ Christopher Smith
Name:	Christopher Smith
Title:	Senior Vice President, Head of Finance and Treasurer

SUNNOVA LAP I, LLC, as a Borrower

By:	/s/ Christopher Smith
Name:	Christopher Smith
Title:	Senior Vice President, Head of Finance and Treasurer

SUNNOVA LAP II, LLC, as a Borrower

By:	/s/ Christopher Smith
Name:	Christopher Smith
Title:	Senior Vice President, Head of Finance and Treasurer

SUNNOVA SSA MANAGEMENT, LLC, as Manager

By:	/s/ Christopher Smith
Name:	Christopher Smith
Title:	Senior Vice President, Head of Finance and Treasurer

SUNNOVA ASSET PORTFOLIO 7 HOLDINGS, LLC, as Seller

By:	/s/ Christopher Smith
Name:	Christopher Smith
Title:	Senior Vice President, Head of Finance and Treasurer

Signature Page to Sunnova Island Credit Agreement

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

SUNNOVA SSA MANAGEMENT, LLC, as Servicer

By:	/s/ Christopher Smith
Name:	Christopher Smith
Title:	Senior Vice President, Head of Finance and Treasurer

Signature Page to Sunnova Island Credit Agreement

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CREDIT SUISSE AG, New York Branch, as Administrative Agent and as Funding Agent

By:	/s/ Patrick Duggan
Name:	Patrick Duggan
Title:	Vice President

By:	/s/ Michael Eaton
Name:	Michael Eaton
Title:	Vice President

Signature Page to Sunnova Island Credit Agreement

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

CREDIT SUISSE AG, Cayman Islands Branch, as a Lender

By:	/s/ Patrick Duggan
Name:	Patrick Duggan
Title:	Authorized Signatory

By:	/s/ Michael Eaton
Name:	Michael Eaton
Title:	Authorized Signatory

Signature Page to Sunnova Island Credit Agreement

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

GIFS CAPITAL COMPANY, LLC, as a Conduit Lender

By:	/s/ Carey D. Fear
Name:	Carey D. Fear
Title:	Authorized Signer

Signature Page to Sunnova Island Credit Agreement

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Paying Agent

By:	/s/ Adam Holzemer
Name:	Adam Holzemer
Title:	Vice President

Signature Page to Sunnova Island Credit Agreement

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Paying Agent

By:	/s/ Kenneth Brandt
Name:	Kenneth Brandt
Title:	Assistant Vice President

Signature Page to Sunnova Island Credit Agreement

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT A

DEFINED TERMS

“1940 Act” shall mean the Investment Company Act of 1940, as amended.

“A-1 Custodial Certification” shall have the meaning set forth in Section 4(a) of the Custodial Agreement.

“Additional Principal Amount” shall mean with respect to any Payment Date, the product of (i) 75% and (ii) all Distributable Collections remaining after payments pursuant to Sections 2.6(B)(i) through (xii).

“Adjusted LIBOR Rate” shall mean a rate per annum equal to the rate (rounded upwards, if necessary, to the next higher 1/100 of 1%) obtained by dividing (a) LIBOR by (b) a percentage equal to 100% minus the reserve percentage (rounded upward to the next 1/100th of 1%) in effect on such day and applicable to the Non-Conduit Lender for which this rate is calculated under regulations issued from time to time by the Board of Governors of the Federal Reserve System for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as “eurocurrency liabilities”). The Adjusted LIBOR Rate shall be adjusted automatically as of the effective date of any change in such reserve percentage.

“Administrative Agent” shall have the meaning set forth in the introductory paragraph hereof.

“Administrative Agent’s Account” shall mean the Administrative Agent’s bank account designated by the Administrative Agent from time to time by written notice to the Borrowers.

“Administrative Fee Base Rate” shall have the meaning set forth in Section 1.1 of the Servicing Agreement.

“Advance” shall mean, individually or collectively, as the context may require, a Class A Advance or a Class B Advance.

“Affected Party” shall have the meaning set forth in Section 2.10(B).

“Affiliate” shall mean, with respect to any Person, any other Person that (i) directly or indirectly controls, is controlled by, or is under direct or indirect common control with such Person, or, (ii) is an officer or director of such Person, and in the case of any Lender that is an investment fund, the investment advisor thereof and any investment fund having the same investment advisor. A Person shall be deemed to be “controlled by” another Person if such other Person possesses, directly or indirectly, power to (a) vote 50% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing partners of such other Person, or (b) direct or cause the direction of the management and policies of such other Person whether by contract or otherwise.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Affiliated Entity” shall mean any of the Parent, the Manager (if the Manager is an Affiliate of the Borrowers), the Servicer (if the Servicer is an Affiliate of the Borrowers), the Seller, and any of their respective direct or indirect Subsidiaries and/or Affiliates, whether now existing or hereafter created, organized or acquired.

“Aggregate Discounted Solar Asset Balance” shall mean, on any date of determination, the sum of the Discounted Solar Asset Balances for all Eligible Solar Assets.

“Aggregate Outstanding Advances” shall mean, as of any date of determination, the sum of (i) the aggregate principal balance of all Class A Advances outstanding plus (ii) the aggregate principal balance of all Class B Advances outstanding.

“Agreement” shall have the meaning set forth in the introductory paragraph hereof.“A.M. Best” shall mean A. M. Best Company, Inc. and any successor rating agency.

“Ancillary Solar Service Agreements” shall mean in respect of each Eligible Solar Asset, all agreements and documents ancillary to the Solar Service Agreement associated with such Eligible Solar Asset, which are entered into with a Host Customer in connection therewith, including any Customer Warranty Agreement.

“AP5” shall mean Sunnova Asset Portfolio 5, LLC, a Delaware limited liability company.

“AP5 Conduit” shall mean Sunnova AP5 Conduit, LLC, a Delaware limited liability company.

“AP5H” shall mean Sunnova Asset Portfolio 5 Holdings, LLC, a Delaware limited liability company.

“AP6” shall mean Sunnova Asset Portfolio 6, LLC, a Delaware limited liability company.

“AP6 Facility” shall mean that certain warehouse facility governed by the Credit Agreement, dated as of April 22, 2016, by and among AP6WII, as the borrower, Sunnova Management, LLC, in such capacities as the manager and the servicer, Sunnova Asset Portfolio 6, LLC, as the seller, Goldman Sachs Bank USA, as the administrative agent, the lenders from time to time party thereto and the other parties thereto.

“AP6H” shall mean Sunnova Asset Portfolio 6 Holdings, LLC, a Delaware limited liability company.

“AP6WII” shall mean Sunnova AP 6 Warehouse II, LLC, a Delaware limited liability company.

“Applicable Law” shall mean all applicable laws of any Governmental Authority, including, without limitation, laws relating to consumer leasing and protection and any ordinances, judgments, decrees, injunctions, writs and orders or like actions of any Governmental Authority and rules and regulations of any federal, regional, state, county, municipal or other Governmental Authority.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Approved Installer” shall mean an installer approved by the Parent to design, procure and install PV Systems on the properties of Host Customers and listed on the Parent’s list of approved installers as of the time of installation of an applicable PV System.

“Approved U.S. Territory” shall mean Puerto Rico, Guam and the Northern Mariana Islands and any other territory which the Administrative Agent has in its sole discretion approved by providing written notice to the Borrowers regarding the same.

“Approved Vendor” shall mean a manufacturer of Solar Photovoltaic Panels and Inverters for PV Systems that was approved by the Parent and listed on the Parent’s list of approved vendors as of the time of installation of an applicable PV System.

“Assignment Agreements” shall mean that certain (a) Distribution Agreement, dated as of the date hereof, between AP6WII and AP6, (b) Distribution Agreement, dated as of the date hereof, between AP6 and AP6H, (c) Distribution Agreement, dated as of the date hereof, between AP6H and Intermediate Holdco, (d) Contribution Agreement, dated as of the date hereof, between Intermediate Holdco and Seller, (e) Distribution Agreement, dated as of the date hereof, between AP5 and AP5H, (f) Distribution Agreement, dated as of the date hereof, between AP5H and Intermediate Holdco, (g) Distribution Agreement, dated as of date hereof, among the Borrowers, and (h) Distribution Agreement dated as of the date hereof, between SSA SPV1 and the Seller.

“Assignor” shall mean each of AP5, AP5H, AP6WII, AP6 and AP6H.

“Back-Up Servicer” shall mean Wells Fargo Bank, National Association, a national banking association, in its capacity as Back-Up Servicer under the Servicing Agreement, and/or any other Person or entity performing similar services for the Borrowers which has been approved in writing by the Administrative Agent.

“Back-Up Servicer Fee” shall mean a fee payable by the Borrowers to the Back-Up Servicer as set forth in the Wells Fargo Fee Letter.

“Base Rate” shall mean, with respect to any Lender for any day, a rate per annum equal to the greater of (i) the prime rate of interest announced publicly by a Funding Agent with respect to its Lender Group (or the Affiliate of such Lender or Funding Agent, as applicable, that announces such rate) as in effect at its principal office from time to time, changing when and as said prime rate changes (such rate not necessarily being the lowest or best rate charged by such Person) or, if such Lender, Funding Agent or Affiliate thereof does not publicly announce the prime rate of interest, as quoted in The Wall Street Journal on such day and (ii) the sum of (a) 0.50% and (b) the rate equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day for such transactions received by such Funding Agent with respect to such Lender Group from three Federal funds brokers of recognized standing selected by it.

“Bankruptcy Code” shall mean the U.S. Bankruptcy Code, 11 U.S.C. § 101, et seq., as amended.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Base Reference Banks” shall mean the principal London offices of Standard Chartered Bank, Lloyds TSB Bank, Royal Bank of Scotland, Deutsche Bank and the investment banking division of Barclays Bank PLC or such other banks as may be appointed by the Administrative Agent with the approval of the Borrower.

“Basel III” shall mean Basel III: A global regulatory framework for more resilient banks and banking systems prepared by the Basel Committee on Banking Supervision, and all national implementations thereof.

“Billing and Collection Policy” shall mean the initial Servicer’s internal collection policy attached as Exhibit E to the Servicing Agreement; provided that from and after the appointment of a Successor Servicer pursuant to the Servicing Agreement, the “Billing and Collection Policy” shall mean the collection policy of such Successor Servicer for servicing assets comparable to the Borrower Solar Assets (as defined in the Servicing Agreement).

“Borrower” shall have the meaning set forth in the introductory paragraph hereof.

“Borrower Change of Control” shall occur if Parent shall cease to own indirectly all of the equity interests of SSA SPV I as a result of a creditor of Parent or Intermediate Holdco foreclosing on the equity interests of Intermediate Holdco or the Seller.

“Borrowers’ Account” shall mean (i) the bank account of the Borrower Representative, described on Schedule II attached hereto, for the benefit of the Borrowers or (ii) such other account as may be designated by the Borrower Representative from time to time by at least ten (10) Business Days’ prior written notice to the Administrative Agent and the Lenders, so long as such other account is acceptable to the Administrative Agent in its sole and absolute discretion.

“Borrower Representative” shall mean SSA SPV1.

“Business Day” shall mean any day other than Saturday, Sunday and any other day on which commercial banks in New York, New York, Minnesota or Texas are authorized or required by law to close.

“Calculation Date” shall mean with respect to a Payment Date, the close of business on the last day of the related Collection Period.

“Capital Stock” shall mean, with respect to any Person, any and all shares, interests, participations or other equivalents, including membership interests (however designated, whether voting or non-voting) of equity of such Person, including, if such Person is a partnership, partnership interests (whether general or limited) or any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnership, but in no event will Capital Stock include any debt securities convertible or exchangeable into equity unless and until actually converted or exchanged.

“Cash Trap Event” shall mean the occurrence of the DSCR being less than or equal to 1.25 for any Calculation Date; provided, that a Cash Trap Period shall terminate when the DSCR is greater than 1.25 for two consecutive Calculation Dates; provided further, that no more than three Cash Trap Events in the aggregate may be terminated.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Cash Trap Period” shall mean any period after the occurrence of a Cash Trap Event that has not been terminated in accordance with the definition thereof.

“Cash Trap Reserve Account” shall have the meaning set forth in Section 8.2(A)(v).

“Cash Trap Reserve Amount” shall mean, with respect to any Payment Date during a Cash Trap Period, the lesser of (i) the product of (A) [***]% and (B) all Distributable Collections remaining after payments pursuant to Sections 2.6(B)(i) through (xvii) and (ii) the difference between (A) the then Aggregate Outstanding Advances (after giving effect to principal payments on such Payment Date) and (B) the amount on deposit in the Cash Trap Reserve Account on such Payment Date.

“Change in Law” shall mean (i) the adoption or taking effect of any Law after the date of this Agreement, (ii) any change in Law or in the administration, interpretation, application or implementation thereof by any Governmental Authority after the date of this Agreement, (iii) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority after the date of this Agreement or (iv) compliance by any Affected Party, by any lending office of such Affected Party or by such Affected Party’s holding company, if any, with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement; provided, that notwithstanding anything herein to the contrary, (a) the Dodd-Frank Act, (b) Basel III and (c) all requests, rules, guidelines and directives under either of the Dodd-Frank Act or Basel III or issued in connection therewith shall be deemed to be a “Change in Law”, regardless of the date implemented, enacted, adopted or issued.

“Change of Control” shall mean, the occurrence of one or more of the following events:

(ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of Parent to any Person or group of related Persons for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (a “Group”), together with any Affiliates thereof, other than after the completion of an IPO with respect to Parent, in each case, any such sale, lease, exchange or transfer to a Person or Group that is, prior to such, lease, exchange or transfer, an Affiliate of Parent and is controlled (as that term is used in the definition of Affiliate) by Parent;

(iii) the approval by the holders of Capital Stock of Parent or a Borrower of any plan or proposal for the liquidation or dissolution of such Person;

(iv) any Person or Group shall become the owner, directly or indirectly, beneficially or of record, of shares representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of Parent other than any Person that is a Permitted Investor or Group that is controlled by a Permitted Investor or in connection with an IPO; provided that any transfers or issuances of equity of Parent on or after the Closing Date to, among or between a Permitted Investor or any Affiliate thereof, shall not constitute a “Change of Control” for purposes of this clause (iii);

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(v) all of the Capital Stock in Seller shall cease to be indirectly owned by Parent other than as a result of a Borrower Change of Control; or

(vi) all of the Capital Stock in SSA SPV1 shall cease to be owned by the Seller; or

(vii) SSA SPV1 shall cease to own all of the Capital Stock in either SSA SPV2 or SSA SPV3 other than in connection with a Takeout Transaction pursuant to which 100% of the outstanding Capital Stock of SSA SPV2 or SSA SPV3, as applicable, is sold, assigned or transferred and SSA SPV2 or SSA SPV3, as applicable, ceases to be a Borrower hereunder.

“Class A Advance” shall have the meaning set forth in Section 2.2.

“Class A Closing Date Funding Amount” shall mean $44,204,545.48.

“Class A Funding Agent” shall mean a Person appointed as a Class A Funding Agent for a Class A Lender Group pursuant to Section 7.14.

“Class A Interest Distribution Amount” shall mean, as of any date of determination, the sum of the Class A Senior Interest Distribution Amount and the Class A Subordinate Interest Distribution Amount.

“Class A Lender” shall mean a Lender that has funded a Class A Advance.

“Class A Lender Group” shall mean with respect to any Class A Advances, any group consisting of related Conduit Lenders, Non-Conduit Lenders and Funding Agents.

“Class A Lender Group Percentage” shall mean, for any Class A Lender Group and as of any date of determination, the percentage equivalent of a fraction (expressed out to five decimal places), the numerator of which is, with respect to each Class A Lender Group, the outstanding principal balance of Class A Advances made (or to be made on such date of determination) by such Class A Lender Group, and the denominator of which is the outstanding principal balance of all Class A Advances.

“Class A Loan Note” shall mean each Class A Loan Note of the Borrowers in the form of Exhibit D-1 attached hereto, payable to the order of a Class A Funding Agent for the benefit of the Class A Lenders in such Class A Funding Agent’s Class A Lender Group, in the aggregate face amount of up to such Class A Lender Group’s portion of the Class A Advances, evidencing the aggregate indebtedness of the Borrowers to the Class A Lenders in such Funding Agent’s Class A Lender Group, as the same be amended, restated, supplemented or otherwise modified from time to time.

“Class A Senior Interest Distribution Amount” shall mean, with respect to the Class A Advances on any date of determination, an amount equal to the sum of (A) the product of (i) the Class A Senior Usage Fee Rate, times (ii) the average daily outstanding principal balance of Class A Advances during the related Interest Accrual Period, times (iii) the actual number of days in such Interest Accrual Period, divided by 360, 365 or 366, as applicable, and (B) any unpaid Class

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

A Senior Interest Distribution Amounts from prior Payment Dates plus, to the extent permitted by law, interest thereon at the Class A Senior Usage Fee Rate for the related Interest Accrual Period. For the avoidance of doubt, the Class A Senior Interest Distribution Amount shall not constitute “Confidential Information.”

“Class A Senior Usage Fee Rate” shall mean the greater of (x) zero and (y) sum of (i) the Cost of Funds and (ii) the Class A Usage Fee Margin minus the Class A Subordinate Usage Fee Rate.

“Class A Subordinate Interest Distribution Amount” shall mean, with respect to the Class A Advances on any date of determination, an amount equal to the sum of (A) the product of (i) the Class A Subordinate Usage Fee Rate, times (ii) the average daily outstanding principal balance of Class A Advances during the related Interest Accrual Period, times (iii) the actual number of days in such Interest Accrual Period, divided by 360, 365 or 366, as applicable, and (B) any unpaid Class A Subordinate Interest Distribution Amounts from prior Payment Dates plus, to the extent permitted by law, interest thereon at the Class A Subordinate Usage Fee Rate for the related Interest Accrual Period. For the avoidance of doubt, the Class A Subordinate Interest Distribution Amount shall not constitute “Confidential Information.”

“Class A Subordinate Usage Fee Rate” shall be equal to the product of (i) the Class A Usage Fee Margin and (ii) (a) when a Regular Amortization Period is in effect, [***]%, and (B) when a Regular Amortization Period is not in effect, [***]%.

“Class A Usage Fee Base Margin” shall mean as of any date of determination, the greater of (x) zero and (y) a fraction, expressed as a percentage, (i) the numerator of which is the (1) product of (a) the Aggregate Outstanding Advances as of such date and (b) [***]%, less (2) product of (a) the outstanding principal balance of the Class B Advances as of such date and (b) the Class B Usage Fee Base Margin and (B) the denominator of which is the outstanding principal balance of the Class A Advances as of such date.

“Class A Usage Fee Margin” shall mean the Class A Usage Fee Base Margin; provided that if any Early Amortization Event or Sequential Interest Amortization Event, in each case, other than an Event of Default has occurred and is continuing, the Class A Usage Fee Margin shall mean the sum of (i) the Class A Usage Fee Base Margin and (ii) [***]% per annum until such Early Amortization Event or Sequential Interest Amortization Event, as applicable, is waived or cured in accordance with this Agreement; provided, further that if any Event of Default has occurred and is continuing, the Class A Usage Fee Margin shall mean the sum of (i) the Class A Usage Fee Base Margin and (ii) [***]% per annum until such Event of Default is waived or cured in accordance with this Agreement.

“Class B Advance” shall have the meaning set forth in Section 2.2.

(i) a Manager Termination Event specified in Section 7.1(b), (c), (d) or (f) of the Management Agreement;

(ii) a Servicer Termination Event specified in Section 7.1(c), (d), (e) or (h) of the Servicing Agreement;

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(iii) on any Payment Date, the Solar Asset Payment Level is less than 88% as of any Calculation Date;

(iv) the DSCR is less than or equal to 1.15 for two consecutive Calculation Dates;

(v) a Cash Trap Period has continued for three consecutive Calculation Dates and the DSCR on the relevant date of determination is less than or equal to 1.25;

(vi) an Event of Default has occurred and is continuing;

(vii) Parent breaches any of the Financial Covenants and such breach has not been cured in accordance with Section 5(r) of the Parent Guaranty;

(viii) the amounts on deposit in the Liquidity Reserve Account are at any time less than the Liquidity Reserve Account Floor Amount and such deficit is not cured on the next Payment Date;

(ix) a Borrower Change of Control shall occur;

(x) the Manager or the Servicer (or Parent or an affiliate thereof on behalf ofthe Manager or the Servicer, as applicable) fails to procure insurance policies in accordance with Section 13.1 of the Management Agreement or Section 13.1 of the Servicing Agreement, as applicable, on or prior to the 90th day after any insurance policy required to be in place in accordance with such sections ceases to be in full force and effect; or

(xi) the occurrence of a default under a Sunnova Credit Facility; provided, that (A) an Early Amortization Event of the type described in clause (iii) above shall terminate on the Calculation Date when the Solar Asset Payment Level is equal to or greater than 88%, (B) an Early Amortization Period of the type described in clause (iv) above shall terminate on the Calculation Date when the DSCR is greater than 1.15 for two consecutive Calculation Dates, (C) an Early Amortization Period of the type described in clause (v) will terminate on the next Calculation Date on which the DSCR is greater than 1.25 and (D) the Early Amortization Event of the type described in clause (vi) will terminate if the Event of Default has been cured or waived or is no longer continuing; provided further, that no more than two Early Amortization Events in the aggregate may be terminated.

“Early Amortization Period” shall mean any period after the occurrence of an Early Amortization Event that has not been terminated in accordance with the definition thereof.

“Effective Advance Rate” shall mean the ratio of the Aggregate Outstanding Advances to the Aggregate Discounted Solar Asset Balance.

“Eligible Institution” shall mean a commercial bank or trust company having capital and surplus of not less than $[***] in the case of U.S. banks and $[***] (or the U.S. dollar equivalent as of the date of determination) in the case of foreign banks; provided that a commercial bank which does not satisfy the requirements set forth above shall nonetheless be deemed to be an Eligible Institution for purposes of holding any deposit account or any other account so long as

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

such commercial bank is a federally or state chartered depository institution subject to regulations regarding fiduciary funds on deposit substantially similar to 12 C.F.R. § 9.10(b) and such account is maintained as a segregated non-interest bearing trust account with the corporate trust department of such bank.

“Eligible Manager” shall mean Sunnova Management or any other operating entity which, at the time of its appointment as Manager, (i) is legally qualified and has the capacity to service the Eligible Solar Assets, and (ii) prior to such appointment, is approved in writing by the Administrative Agent as having demonstrated the ability to professionally and competently service a portfolio of assets of a nature similar to the Eligible Solar Assets in accordance with high standards of skill and care.

“Eligible Solar Asset” shall mean, on any date of determination, a Solar Asset:

(i) which meets all of the criteria specified in Schedule I as of the Closing Date or as of such date such Solar Asset qualifies as a Substitute Solar Asset;

(ii) for which the legal title to the Host Customer Payments related thereto is vested solely in the applicable Borrower; and

(iii) was acquired by the applicable Borrower pursuant to the Sale and Contribution Agreement and has not been transferred in connection with a Takeout Transaction or otherwise sold or encumbered by such Borrower except as permitted hereunder.

“Equity Cure Payment” shall mean a payment from Parent or an Affiliate thereof to the Borrowers (as an indirect cash equity capital contribution through the Seller, to be immediately deposited into the Collection Account at least one (1) Business Day prior to the Payment Date immediately following the related Calculation Date) in an amount necessary to cure a Cash Trap Event, Early Amortization Event or any Event of Default that has arisen and is continuing hereunder.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the Closing Date and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

“ERISA Affiliate” shall mean each Person (as defined in Section 3(9) of ERISA), which together with the Borrower, would be deemed to be a “single employer” within the meaning of Section 414(b), (c), (m) or (o) of the Internal Revenue Code or Section 4001(a)(14) or 4001(b)(1) of ERISA.

“ERISA Event” shall mean (i) that a Reportable Event has occurred with respect to any Single-Employer Plan; (ii) the institution of any steps by any Borrower or any ERISA Affiliate, the Pension Benefit Guaranty Corporation or any other Person to terminate any Single-Employer Plan or the occurrence of any event or condition described in Section 4042 of ERISA that constitutes grounds for the termination of, or the appointment of a trustee to administer, a Single-Employer Plan; (iii) the institution of any steps by any Borrower or any ERISA Affiliate to

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

withdraw from any Multi-Employer Plan or Multiple Employer Plan or written notification of any Borrower or any ERISA Affiliate concerning the imposition of withdrawal liability; (iv) a non-exempt “prohibited transaction” within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code in connection with any Plan; (v) the cessation of operations at a facility of any Borrower or any ERISA Affiliate in the circumstances described in Section 4062(e) of ERISA; (vi) with respect to a Single-Employer Plan, a failure to satisfy the minimum funding standard under Section 412 of the Internal Revenue Code or Section 302 of ERISA, whether or not waived; (vii) the conditions for imposition of a lien under Section 303(k) of ERISA shall have been met with respect to a Single-Employer Plan; (viii) a determination that a Single-Employer Plan is or is expected to be in “at-risk” status (within the meaning of Section 430(i)(4) of the Internal Revenue Code or Section 303(i)(4) of ERISA); (ix) the insolvency of or commencement of reorganization proceedings with respect to a Multi-Employer Plan or written notification that a Multi-Employer Plan is in “endangered” or “critical” status (within the meaning of Section 432 of the Internal Revenue Code or Section 305 of ERISA); or (x) the taking of any action by, or the threatening of the taking of any action by, the Internal Revenue Service, the Department of Labor or the Pension Benefit Guaranty Corporation with respect to any of the foregoing.

“Event of Default” shall mean any of the Events of Default described in Section 6.1.

“Event of Loss” shall mean the occurrence of an event with respect to a PV System if such PV System is damaged or destroyed by fire, theft or other casualty and such PV System has become inoperable because of such event.

“Excluded Taxes” shall mean any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (i) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (a) imposed as a result of such Recipient being organized under the Laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (b) that are Other Connection Taxes, (ii) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan pursuant to a Law in effect on the date on which (a) such Lender acquires such interest in the Loan or (b) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.14, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (iii) Taxes attributable to such Recipient’s failure to comply with Section 2.14(G) and (iv) any U.S. federal withholding Taxes imposed under FATCA.

“Expense Claim” shall have the meaning set forth in Section 10.21.

“Facility” shall mean this Agreement together with all other Transaction Documents.

“FATCA” shall mean Sections 1471 through 1474 of the Internal Revenue Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Internal

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Revenue Code, and any intergovernmental agreements between the United States and another country which modify the provisions of the foregoing.

“Fee Letters” shall mean (i) that certain fee letter agreement, dated as of the Closing Date, entered into by and among the Administrative Agent and the Borrowers, as the same be amended, restated, supplemented or otherwise modified from time to time, and (ii) any other fee letter between any Borrower and any other Lender, as the same be amended, restated, supplemented or otherwise modified from time to time.

“Financial Covenants” shall have the meaning set forth in the Parent Guaranty.

“Funding Agent” shall mean, individually or collectively as the context may require, each Class A Funding Agent and each Class B Funding Agent, as applicable.

“Funding Certificate” shall mean the certificate in the form of Exhibit B-1 attached hereto.

“GAAP” shall mean generally accepted accounting principles as are in effect from time to time and applied on a consistent basis (except for changes in application in which the Borrower’s independent certified public accountants and the Administrative Agent reasonably agree) both as to classification of items and amounts.

“Governmental Authority” shall mean the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Hedge Agreement” shall mean an interest rate swap agreement with a Qualifying Hedge Counterparty entered into on any date at the then applicable Swap Rate. Each Hedge Agreement shall consist collectively (a) of the related ISDA Master Agreement, the related Schedule to the ISDA Master Agreement, and the related confirmation, or (b) a long-form confirmation.

“Hedge Counterparty” shall mean the initial counterparty under a Hedge Agreement, and any Qualifying Hedge Counterparty to such Hedge Agreement thereafter.

“Hedge Notional Balance” means for any Payment Date, the aggregate notional balance on such Payment Date of all outstanding Hedge Agreements entered into by the Borrowers.

“Hedge Requirements” shall mean the requirement of the Borrowers to enter into one or more Hedge Agreements (i) on the Closing Date, or (ii) on any Payment Date if the Hedge Notional Balance (a) exceeds 110% of the Aggregate Outstanding Advances or (b) falls below 90% of the Aggregate Outstanding Advances, in each case, on the terms and conditions and pursuant to such documentation as shall be reasonably acceptable to the Administrative Agent.

“Host Customer” shall mean the customer under a Solar Service Agreement.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Host Customer Payments” shall mean with respect to a PV System and a Solar Service Agreement, all payments due from the related Host Customer under or in respect of such Solar

Service Agreement, including any amounts payable by such Host Customer that are attributable to sales, use or property taxes.

“Host Customer Purchased Asset” shall mean a Solar Asset for which the related Host Customer has exercised its option, if any, to purchase the related PV System prior to the expiration of the term of the related Solar Service Agreement.

“Host Customer Security Deposit” shall mean any security deposit that a Host Customer must provide in accordance with such Host Customer’s Solar Service Agreement or the Servicer’s credit and collections policy.

“Indebtedness” shall mean as to any Person at any time, any and all indebtedness, obligations or liabilities (whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, or joint or several) of such Person for or in respect of: (i) borrowed money; (ii) obligations of such Person evidenced by bonds, debentures, notes or other similar instruments; (iii) amounts raised under or liabilities in respect of any note purchase or acceptance credit facility; (iv) reimbursement obligations under any letter of credit, currency swap agreement, interest rate swap, cap, collar or floor agreement or other interest rate management device (other than in connection with this Agreement); (v) obligations of such Person to pay the deferred purchase price of property or services; (vi) obligations of such Person as lessee under leases which have been or should be in accordance with GAAP recorded as capital leases; (vii) any other transaction (including without limitation forward sale or purchase agreements, capitalized leases and conditional sales agreements) having the commercial effect of a borrowing of money entered into by such Person to finance its operations or capital requirements, and whether structured as a borrowing, sale and leaseback or a sale of assets for accounting purposes; (viii) any guaranty or endorsement of, or responsibility for, any Indebtedness of the types described in this definition; (ix) liabilities secured by any Lien on property owned or acquired, whether or not such a liability shall have been assumed (other than any Permitted Liens); or (x) unvested pension obligations.

“Indemnified Taxes” shall mean (i) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Borrower under any Transaction Document and (ii) to the extent not otherwise described in clause (i), Other Taxes.

“Indemnitees” shall have the meaning set forth in Section 10.5.

“Independent Director” shall have the meaning set forth in Section 5.1(M).

“Initial Solar Asset” shall mean each Solar Asset listed on the Schedule of Solar Assets as of the Closing Date.

“Insolvency Event” shall mean, with respect to any Person:

(i) the commencement of: (a) a voluntary case by such Person under the Bankruptcy Code or (b) the seeking of relief by such Person under other debtor relief Laws in any jurisdiction outside of the United States;

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(ii) the commencement of an involuntary case against such Person under the Bankruptcy Code (or other debtor relief Laws) and the petition is not controverted or dismissed within sixty (60) days after commencement of the case;

(iii) a custodian (as defined in the Bankruptcy Code) (or equal term under any other debtor relief Law) is appointed for, or takes charge of, all or substantially all of the property of such Person;

(iv) such Person commences (including by way of applying for or consenting to the appointment of, or the taking of possession by, a rehabilitator, receiver, custodian, trustee, conservator or liquidator (or any equal term under any other debtor relief Laws) (collectively, a “conservator”) of such Person or all or any substantial portion of its property) any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency, liquidation, rehabilitation, conservatorship or similar law of any jurisdiction whether now or hereafter in effect relating to such Person;

(v) such Person is adjudicated by a court of competent jurisdiction to be insolvent or bankrupt;

(vi) any order of relief or other order approving any such case or proceeding referred to in clauses (i) or (ii) above is entered;

(vii) such Person suffers any appointment of any conservator or the like for it or any substantial part of its property that continues undischarged or unstayed for a period of sixty (60) days; or

(viii) such Person makes a compromise, arrangement or assignment for the benefit of creditors or generally does not pay its debts as such debts become due.

“Insurance Proceeds” shall mean, any funds, moneys or other net proceeds received by any Borrower as the payee in connection with the physical loss or damage to a PV System, including lost revenues through business interruption insurance, or any other incident that will be covered by the insurance coverage paid for and maintained by the Manager on such Borrower’s behalf.

“Interconnection Agreement” shall mean, with respect to a PV System, a contractual obligation between a utility and a Host Customer that allows the Host Customer to interconnect such PV System to the utility electrical grid.

“Intermediate Holdco” shall mean Sunnova Intermediate Holdings, LLC, a Delaware limited liability company.

“Interest Accrual Period” shall mean for each Payment Date, the period from and including the immediately preceding Payment Date to but excluding such Payment Date except that the Interest Accrual Period for the initial Payment Date shall be the actual number of days from and including the Closing Date to, but excluding, the initial Payment Date; provided, however, that with respect to any application of Distributable Collections pursuant to Sections 2.6(C) on a

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Business Day other than a Payment Date, the “Interest Accrual Period” shall mean the period from and including the immediately preceding Payment Date to but excluding such Business Day.

“Interest Distribution Amount” shall mean, individually or collectively as the context may require, the Class A Interest Distribution Amount and the Class B Interest Distribution Amount. For the avoidance of doubt, the Interest Distribution Amount shall not constitute “Confidential Information.”

“Internal Revenue Code” shall mean the Internal Revenue Code of 1986, as the same may be amended or supplemented from time to time, or any successor statute, and the rules and regulations thereunder, as the same are from time to time in effect.

“Inverter” shall mean, with respect to a PV System, the necessary device required to convert the variable direct electrical current (DC) output from a Solar Photovoltaic Panel into a utility frequency alternating electrical current (AC) that can be used by a Host Customer’s home or property, or that can be fed back into a utility electrical grid pursuant to an Interconnection Agreement.

“Inverter Replacement Reserve Account” shall have the meaning set forth in Section 8.2(A)(iv).

“Inverter Replacement Reserve Deposit” shall mean, the lesser of (i) the product of (a) 1/4 of $8 and (b) the aggregate DC nameplate capacity (measured in kW) of all PV Systems owned by the Borrowers which are operational (excluding Defaulted Solar Assets that are not operational and not in the process of being removed) and (ii) (a) the Inverter Replacement Reserve Required Balance minus (b) the amount on deposit in the Inverter Replacement Reserve Account; provided, that the Inverter Replacement Reserve Deposit shall not be less than $0.

“Inverter Replacement Reserve Required Balance” shall mean, as of any date of determination, an amount equal to the product of (a) $175 and (b) the aggregate DC nameplate capacity (measured in kW) of all PV Systems owned by the Borrowers which are operational (excluding Defaulted Solar Assets that are not operational and not in the process of being removed) and that have related Solar Service Agreements with remaining terms that exceed the remaining terms of the related manufacturer warranty for the inverter associated with such PV System.

“IPO” shall mean the issuance by the Parent or any Subsidiary of its Capital Stock in an underwritten primary public offering (other than a public offering pursuant to a registration statement on Form S-8) pursuant to an effective registration statement filed with the Securities Exchange Commission in accordance with the Securities Act of 1933, as amended.

“Law” shall mean any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, order, guideline, judgment, injunction, writ, decree or award of any Governmental Authority.

“Lease Agreement” shall mean an agreement between the owner of the PV System and a Host Customer whereby the Host Customer leases a PV System from such owner for fixed or escalating monthly payments.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Lender Group” shall mean, individually or collectively as the context may require, each Class A Lender Group and each Class B Lender Group, as applicable.

“Lender Group Percentage” shall mean, individually or collectively as the context may require, each Class A Lender Group Percentage and each Class B Lender Group Percentage, as applicable.

“Lender Representative” shall have the meaning set forth in Section 10.16(B)(i).

“Lender Tax Identification Information” shall mean information and/or properly completed and signed tax certifications sufficient to eliminate the imposition of or determine the amount of any withholding of tax, including FATCA Withholding Tax, determine that such recipient of payment has complied with such recipient’s obligations under FATCA or otherwise allow the Paying Agent to comply with its obligations under FATCA.

“Lenders” shall have the meaning set forth in the introductory paragraph hereof.

“LIBOR” shall mean (a) an interest rate per annum equal to the rate appearing on the applicable Screen Rate; or (b) (if no Screen Rate is available for U.S. Dollars or the Interest Accrual Period or such Screen Rate ceases to be available), the arithmetic mean of the rates (rounded upwards to four decimal places) as supplied to the Administrative Agent at its request quoted by the Base Reference Banks, in each case at approximately 11:00 A.M., London time, two (2) Business Days prior to the commencement of such Interest Accrual Period for the offering of deposits in U.S. Dollars in the principal amount of the Advances and for a three (3) month period. Notwithstanding the foregoing, if LIBOR as determined herein would be less than zero (0.00), such rate shall be deemed to be zero percent (0.00%) for purposes of this Agreement. Notwithstanding the foregoing, if at any time while any Advances are outstanding, the applicable London interbank offered rate described in the definition of Screen Rate ceases to exist or be reported on the Screen Rate, the Administrative Agent may select (with notice to the Borrower and any other Lenders) an alternative rate, including any applicable spread adjustments thereto (the “Alternative Rate”) that in its commercially reasonable judgment is consistent with the successor for the London interbank offered rate, including any applicable spread adjustments thereto, generally being used in the new issue collateralized loan obligation market and all references herein to “LIBOR” will mean such Alternative Rate selected by the Administrative Agent.

“Lien” shall mean any mortgage, deed of trust, pledge, lien, security interest, charge or other encumbrance or security arrangement of any nature whatsoever, whether voluntarily or involuntarily given, including any conditional sale or title retention arrangement, and any assignment, deposit arrangement or lease intended as, or having the effect of, security and any filed financing statement or other notice of any of the foregoing (whether or not a lien or other encumbrance is created or exists at the time of the filing).

“Liquidation Fee” shall mean for any Interest Accrual Period for which interest is computed by reference to LIBOR and a reduction of the principal balance of the relevant Advance is made for any reason, in each case, on any day other than the last day of such Interest Accrual Period, the amount, if any, by which (A) the additional interest (calculated without taking into

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

account any Liquidation Fee or any shortened duration of such Interest Accrual Period) which would have accrued during the portion of such Interest Accrual Period for which the cost of funding had been established prior to such reduction of the principal balance on the portion of the principal balance so reduced, exceeds (B) the income, if any, received by the Conduit Lender or the Non-Conduit Lender which holds such Advance from the investment of the proceeds of such reductions of principal balance for the portion of such Interest Accrual Period for which the cost of funding had been established prior to such reduction of the principal balance. A statement as to the amount of any Liquidation Fee (including the computation of such amount) shall be submitted by the affected Conduit Lender or the Non-Conduit Lender to the Borrowers and shall be prima facie evidence of the matters to which it relates for the purpose of any litigation or arbitration proceedings, absent manifest error or fraud.

“Liquidity Reserve Account” shall have the meaning set forth in Section 8.2(A)(iii).

“Liquidity Reserve Account Floor Amount” shall mean, with respect to the Closing Date and each Payment Date, an amount equal to the sum of (i) the product of (a) two and (b) the sum of (x) the Class A Interest Distribution Amount for such Payment Date and (y) the Class B Interest Distribution Amount for such Payment Date, (ii) the Not In Service Solar Asset Supplemental Reserve Amount as of such date; and (iii) the Northern Mariana Islands Supplemental Reserve Amount as of such date; provided, however, that with respect to the Closing Date, the Liquidity Reserve Account Floor will be calculated using the Aggregate Outstanding Advances as of the Closing Date.

“Loan Note” shall mean, individually or collectively as the context may require, each Class A Loan Note and each Class B Loan Note, as applicable.

“Loan Proceeds Accounts” shall mean the accounts designated in the Notice of Borrowing as the account into which the proceeds of the Advances are remitted.

“Lockbox Accounts” shall have the meaning set forth in Section 8.2(A)(i)(a).

“Lockbox Agreement” shall mean a Blocked Account Agreement, dated as of the Closing Date, by and among the applicable Borrower, the Lockbox Bank and the Administrative Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Lockbox Bank” shall mean Texas Capital Bank, National Association.

“Lockbox Bank Withdrawn Amount” shall have the meaning set forth in Section 5.1(T).

“Majority Class B Lenders” shall mean, as of any date of determination, Class B Lenders having Class B Advances exceeding fifty percent (50%) of all outstanding Class B Advances.

“Majority Lenders” shall mean, as of any date of determination, (i) unless and until all Obligations owing to any Class A Lender solely in its capacity as a Class A Lender have been reduced to zero, Class A Lenders having Class A Advances exceeding fifty percent (50%) of all outstanding Class A Advances, and (ii) at any time on and after all Obligations owing to each Class A Lender solely in its capacity as Class A Lender have been reduced to zero, Class B Lenders having Class B Advances exceeding fifty percent (50%) of all outstanding Class B Advances;

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

provided, that (w) in the event that no Advances are outstanding as of such date, “Majority Lenders” shall mean Administrative Agent, (x) so long as CSNY, its Affiliates or any related Conduit Lender with respect to CSNY or its Affiliates (the foregoing collectively referred to herein as the “Credit Suisse Related Parties”) holds at least twenty-five percent (25%) of Class A Advances or, if no Obligations are owing to any Class A Lender, Class B Advances, “Majority Lenders” shall include such Credit Suisse Related Party holding such Advances hereunder and (y) at any time there are two or less Class A Lenders, the term “Majority Lenders” shall mean all Class A Lenders holding at least ten percent (10%) of Class A Advances. For the purposes of determining the number of Lenders in the foregoing proviso, Affiliates of a Lender shall constitute the same Lender.

“Management Agreement” shall mean the Management Agreement, dated as of the Closing Date, by and among the Borrowers, the Manager and the Administrative Agent.

“Manager” shall have the meaning set forth in the introductory paragraph hereof.

“Manager Extraordinary Expenses” shall mean (a) extraordinary expenses incurred by the Manager in accordance with the Management Standard (as defined in the Management Agreement) in connection with (i) its performance of maintenance and operations services on a PV System on an emergency basis in order to prevent serious injury, loss or damage to persons or property (including any injury, loss or damage to a PV System caused by a Host Customer), (ii) any litigation pursued by the Manager in respect of Manufacturer Warranties, (iii) any litigation pursued by the Manager in respect of a Solar Service Agreement, or (iv) the replacement of Inverters that do not have the benefit of a Manufacturer Warranty, to the extent not reimbursed from the Inverter Replacement Reserve Account, and (b) to the extent (i) a PV System suffers an Event of Loss, (ii) Insurance Proceeds are reduced by any applicable deductible and (iii) the Manager incurs costs related to the repair, restoration, replacement or rebuilding of such PV System in excess of the Insurance Proceeds, an amount equal to the lesser of such excess and the applicable deductible.

“Manager Fee” shall have the meaning set forth in Section 2.1(b) of the Management Agreement.

“Manager Fee Base Rate” shall have the meaning set forth in Section 1.1 of the Management Agreement.

“Manager Termination Event” shall have the meaning set forth in Section 7.1 of the Management Agreement.

“Manufacturer’s Warranty” shall mean any warranty given by a manufacturer of a PV System relating to such PV System or any part or component thereof.

“Margin Stock” shall have the meaning set forth in Regulation U.

“Marketable REC” shall mean a renewable energy certificate representing any and all environmental credits, benefits, emissions reductions, offsets and allowances, howsoever entitled, that are created or otherwise arise from a PV System’s generation of electricity, including a solar renewable energy certificate issued to comply with a State’s renewable portfolio standard and in

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

each case resulting from the avoidance of the emission of any gas, chemical, or other substance attributable to the generation of solar energy by a PV System.

“Material Adverse Effect” shall mean, any event or circumstance having a material adverse effect on any of the following: (i) the business, property, operations or financial condition of the Borrowers, the Manager, the Servicer, the Parent or the Eligible Solar Assets,

(i) the ability of the Borrowers, the Manager or the Servicer to perform its respective obligations under the Transaction Documents (including the obligation to pay interest due and payable), or

(ii) the priority or enforceability of any liens in favor of the Administrative Agent.

“Maturity Date” shall mean the earliest to occur of (i) the Scheduled Maturity Date, (ii) the occurrence of an Event of Default and declaration of all amounts due in accordance with Section 6.2(B) and (iii) the date of any voluntary termination of the Facility by the Borrowers.

“Minimum Payoff Amount” shall mean, with respect to Solar Assets subject to a Takeout Transaction, an amount of proceeds equal to the sum of (i) the product of the aggregate Discounted Solar Asset Balance of such Solar Assets times the Effective Advance Rate then in effect plus (ii) any accrued interest with respect to the amount of principal of Advances being prepaid in connection with such Takeout Transaction, plus (iii) any fees due and payable to any Lender or the Administrative Agent with respect to such Takeout Transaction; provided that if such Takeout Transaction is being undertaken to cure an Event of Default, then the Minimum Payoff Amount shall include such additional proceeds as are necessary to cure such Event of Default, if any.

“Moody’s” shall mean Moody’s Investors Service, Inc., or any successor rating agency.

“Multi-Employer Plan” shall mean a multi-employer plan, as defined in Section 4001(a)(3) of ERISA to which any Borrower or any ERISA Affiliate is making or accruing an obligation to make contributions or has within any of the preceding five plan years made or accrued an obligation to make contributions.

“Multiple Employer Plan” shall mean a Single Employer Plan, to which any Borrower or any ERISA Affiliate, and one or more employers other than such Borrower or an ERISA Affiliate, is making or accruing an obligation to make contributions or, in the event that any such plan has been terminated, to which such Borrower or an ERISA Affiliate made or accrued an obligation to make contributions during any of the five plan years preceding the date of termination of such plan.

“Nationally Recognized Accounting Firm” shall mean (A) PricewaterhouseCoopers LLP, Ernst & Young LLP, KPMG LLC, Deloitte LLP and any successors to any such firm and (B) any other public accounting firm designated by the Parent and approved by the Administrative Agent, such approval not to be unreasonably withheld or delayed.

“Net Metering Agreement” shall mean, with respect to a PV System, as applicable, a contractual obligation between a utility and a Host Customer what allows the Host Customer to

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

offset its regular utility electricity purchases by receiving a bill credit at a specified rate for energy generated by such PV System that is exported to the utility electrical grid and not consumed by the Host Customer on its property. A Net Metering Agreement may be embedded or acknowledged in an Interconnection Agreement.

“Net Scheduled Payment” shall mean with respect to a Solar Asset and any Collection Period an amount equal to (i) the Scheduled Host Customer Payment for such Solar Asset during such Collection Period minus (ii) the sum of (A) the Servicer Fee allocated with respect to such Solar Asset during such Collection Period plus (B) the Manager Fee allocated with respect to such Solar Asset during such Collection Period.

“Non-Conduit Lender” shall mean each Lender that is not a Conduit Lender.

“Non-Sequential Interest Amortization Period” shall mean any period in which a Sequential Interest Amortization Period is not in effect.

“Northern Mariana Islands Solar Asset” shall mean a Solar Asset for which the related PV System is located in the Northern Mariana Islands.

“Northern Mariana Islands Supplemental Reserve Amount” shall mean (i) with respect to the Closing Date, $[***], (ii) with respect to the initial Payment Date, $[***], (iii) with respect to the second Payment Date, $[***], and (iv) with respect to each Payment Date after the second Payment Date, $[***].

“Northern Mariana Islands Supplemental Reserve Account Withdrawal Amount” shall mean, (i) with respect to the first two Payment Dates, $[***], (ii) with respect to the third Payment Date, $[***], and (iii) with respect to each Payment Date after the third Payment Date, $[***].

“Not In Service Solar Asset” shall mean Solar Assets of the Borrowers having a related PV System that is fully installed and has reached the appropriate milestone designation within Parent’s internal system but is not yet in service as of the Closing Date or as of the date such Solar Asset becomes a Substitute Solar Asset.

“Not In Service Solar Asset Supplemental Reserve Amount” shall mean as of any date of determination, the product of (i) 5/3 times (ii) the sum of (x) the Class A Interest Distribution Amount due and payable on such date plus (y) the Class B Interest Distribution Amount due and payable on such date times (iii) the ratio of (x) the Aggregate Discounted Solar Asset Balance with respect to all Not In Service Solar Assets as of such date divided by (y) the Aggregate Discounted Solar Asset Balance as of such date; provided, however, that solely for the purpose of determining the Not In Service Solar Asset Supplemental Reserve Amount as of the Closing Date, the Not In Service Solar Asset Supplemental Reserve Amount shall be an amount reasonably calculated by the Administrative Agent and provided to the Borrower Representative prior to the Closing Date.

“Notice of Borrowing” shall have the meaning set forth in Section 2.4.

“Obligations” shall mean and include, with respect to each of the Borrowers or Parent, respectively, all loans, advances, debts, liabilities, obligations, covenants and duties owing by such Person to the Administrative Agent, the Paying Agent or any Lender of any kind or nature, present

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

or future, arising under this Agreement, the Loan Notes, the Security Agreement, the Pledge Agreement any of the other Transaction Documents or any other instruments, documents or agreements executed and/or delivered in connection with any of the foregoing, but, in the case of Parent, solely to the extent Parent is a party thereto, whether or not for the payment of money, whether arising by reason of an extension of credit, the issuance of a letter of credit, a loan, guaranty, indemnification or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising. The term includes the principal amount of all Advances, together with interest, charges, expenses, fees, attorneys’ and paralegals’ fees and expenses, any other sums chargeable to any Borrower or Parent, as the case may be, under this Agreement or any other Transaction Document pursuant to which it arose but, in the case of Parent, solely to the extent Parent is a party thereto.

“OFAC” shall have the meaning set forth in Section 4.1(S).

“Officer’s Certificate” shall mean a certificate signed by an authorized officer of an entity.

“Original Credit Agreement” shall have the meaning set forth in the recitals.

“Original Obligations” shall mean the Obligations (as defined in the Original Credit Agreement) arising under the Original Credit Agreement and the transactions contemplated thereby.

“Original Parent Guaranty” shall mean the Limited Performance Guaranty, dated as of April 19, 2017, by the Parent and the Sellers in favor of the Borrowers, Sunnova E-Z Own Portfolio, LLC and CSNY, as agent, as amended and restated as of the Closing Date.

“Other Connection Taxes” shall mean, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Transaction Document, or sold or assigned an interest in any Solar Asset or Transaction Document).

“Other Taxes” shall mean all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Transaction Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment.

“Parent” shall mean Sunnova Energy Corporation, a Delaware corporation.

“Parent Guaranty” shall mean the Limited Performance Guaranty, dated as of the Closing Date, by the Parent in favor of the Borrowers and the Administrative Agent.

“Participant” shall have the meaning set forth in Section 10.8.

“Participant Register” shall have the meaning set forth in Section 10.8.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Parts” shall mean components of a PV System.

“Patriot Act” shall have the meaning set forth in Section 10.18.

“Paying Agent” shall have the meaning set forth in the introductory paragraph hereof.

“Paying Agent Account” shall have the meaning set forth in Section 8.2(A)(vi).

“Paying Agent Fee” shall mean a fee payable by the Borrowers to the Paying Agent as set forth in the Wells Fargo Fee Letter.

“Payment Date” shall mean the 20th day of each January, April, July and October or, if such 20th day is not a Business Day, the next succeeding Business Day, commencing January 2019.

“Payment Facilitation Agreement” shall mean each modification, waiver or amendment agreement (including a replacement Solar Service Agreement) entered into by the Servicer in accordance with the Servicing Standard (as defined in the Servicing Agreement) and the Servicing Agreement on behalf of the Borrowers relating to a Solar Service Agreement.

“Payment Facilitation Amount” shall mean, with respect to any Solar Asset for which a Payment Facilitation Agreement has been completed, an amount equal to the excess, if any, of (i) the Discounted Solar Asset Balance of such Solar Asset immediately prior to such Payment Facilitation Agreement being completed (which includes any past due amounts), over (ii) the Discounted Solar Asset Balance of such Solar Asset immediately after completion of such Payment Facilitation Agreement. For the avoidance of doubt, the Discounted Solar Asset Balance to be used in the calculation of clause (ii) will be determined in accordance with the terms of the Payment Facilitation Agreement.

“Performance Guaranty” shall mean, with respect to a PV System, an agreement in the form of a production warranty between the Host Customer and Parent (or in some cases, between the Host Customer and the owner of the Solar Asset), which the Manager has agreed to perform on behalf of the Borrower that specifies a minimum level of solar energy production, as measured in kWh, for a specified time period. Such guarantees stipulate the terms and conditions under which the Host Customer could be compensated if their PV System does not meet the electricity production guarantees.

“Permits” shall mean, with respect to any PV System, the applicable permits, franchises, leases, orders, licenses, notices, certifications, approvals, exemptions, qualifications, rights or authorizations from or registration, notice or filing with any Governmental Authority required to operate such PV System.

“Permitted Assignee” shall mean (a) a Lender or any of its Affiliates, (b) any Person managed by a Lender or any of its Affiliates, and (c) any Program Support Provider for any Conduit Lender, an Affiliate of any Program Support Provider, or any commercial paper conduit administered, sponsored or managed by a Lender or to which a Non-Conduit Lender provides liquidity support, an Affiliate of a Lender or an Affiliate of an entity that administers or manages a Lender or with respect to which the related Program Support Provider of such commercial paper

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

conduit is a Lender; provided, that in no event shall a Disqualified Lender be a “Permitted Assignee.”

“Permitted Indebtedness” shall mean (i) Indebtedness under the Transaction Documents, and (ii) to the extent constituting Indebtedness, reimbursement obligations of any Borrower owed to the Borrower Representative in connection with the payment of expenses incurred in the ordinary course of business in connection with the financing, management, operation or maintenance of the Solar Assets or the Transaction Documents.

“Permitted Investments” shall mean any one or more of the following obligations or securities: (i) (a) direct interest bearing obligations of, and interest-bearing obligations guaranteed as to payment of principal and interest by, the United States or any agency or instrumentality of the United States the obligations of which are backed by the full faith and credit of the United States; (b) direct interest-bearing obligations of, and interest-bearing obligations guaranteed as to payment of principal and interest by, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation, but only if, at the time of investment, such obligations are assigned the highest credit rating by S&P; and (c) evidence of ownership of a proportionate interest in specified obligations described in (a) and/or (b) above; (ii) demand, time deposits, money market deposit accounts, certificates of deposit of, and federal funds sold by, depository institutions or trust companies incorporated under the laws of the United States of America or any state thereof (or domestic branches of foreign banks), subject to supervision and examination by federal or state banking or depository institution authorities, and having, at the time of a relevant Borrower’s investment or contractual commitment to invest therein, a short term unsecured debt rating of “A-1” by S&P; (iii) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a rating of no less than “A-1+” by S&P and a maturity of no more than 365 days; (iv) commercial paper (including both non-interest bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the closing date thereof) of any corporation (other than the Parent), incorporated under the laws of the United States of America or any state thereof, that, at the time of the investment or contractual commitment to invest therein, a rating of “A-1” by S&P; (v) money market mutual funds, or any other mutual funds registered under the 1940 Act which invest only in other Permitted Investments, having a rating, at the time of such investment, in the highest rating category by S&P; (vi) money market deposit accounts, demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof will be rated “A-1+” by S&P, including proprietary money market funds offered or managed by Wells Fargo Bank, National Association or an Affiliate thereof; (vii) repurchase agreements with respect to obligations of, or guaranteed as to principal and interest by, the United States of America or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States of America; provided, however, that the unsecured obligations of the party agreeing to repurchase such obligations at the time have a credit rating of no less than the A-1 by S&P; and (viii) any investment agreement (including guaranteed investment certificates, forward delivery agreements, repurchase

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

agreements or similar obligations) with an entity which on the date of acquisition has a credit rating of no less than the A-1 by S&P.

“Permitted Investor” shall mean collectively, Energy Capital Partners III, LP, Energy Capital Partners III-A, LP, Energy Capital Partners III-B, LP, Energy Capital Partners III-C, LP and Energy Capital Partners-D, LP, Quantum Strategic Partners, and each of their Permitted Transferees (as defined in the Investors Agreement, dated as of March 29, 2018, by and among the Parent and the other signatories thereto).

“Permitted Liens” shall mean (i) any lien for taxes, assessments and governmental charges or levies owed by the applicable asset owner and not yet due and payable or which are being contested in good faith, (ii) Liens in favor of the Administrative Agent (or in favor of the Borrower and created pursuant to the Transaction Documents), (iii) solely in the case of Not In Service Solar Assets, workmen’s, mechanic’s, or similar statutory Liens securing obligations owing to approved channel partners (or subcontractors of channel partners) which are not yet due or for which reserves in accordance with GAAP have been established; provided that any such Solar Asset shall be classified as a Defective Solar Asset if not resolved within sixty (60) days of such Solar Asset receiving permission to operate from the applicable Governmental Authority, and (iv) to the extent a PV System constitutes a fixture, any conflicting interest of an encumbrancer or owner of the real property that has or would have priority over the applicable UCC fixture filing (or jurisdictional equivalent) so long as any such lien does not adversely affect the rights of the Borrowers of the Administrative Agent.

“Person” shall mean any individual, corporation (including a business trust), partnership, limited liability company, joint-stock company, trust, unincorporated organization or association, joint venture, government or political subdivision or agency thereof, or any other entity.

“Plan” shall mean an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code as to which the Borrower or any Affiliate may have any liability.

“Pledge Agreement” shall mean the Pledge Agreement, dated as of the Closing Date, by the Seller and SSA SPVI in favor of the Administrative Agent, as amended, restated, modified and/or supplemented from time to time in accordance with its terms.

“Potential Default” shall mean any occurrence or event that, with notice, passage of time or both, would constitute an Event of Default.

“Potential Early Amortization Event” shall mean any occurrence or event that, with notice, passage of time or both, would constitute an Early Amortization Event.

“Potential Cash Trap Event” shall mean any occurrence or event that, with notice, passage of time or both, would constitute a Cash Trap Event.

“Potential Sequential Interest Amortization Event” shall mean any occurrence or event that, with notice, passage of time or both, would constitute a Sequential Interest Amortization Event.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Power Purchase Agreement” shall mean an agreement between the owner of the PV System and a Host Customer whereby the Host Customer agrees to purchase electricity produced by such PV System for a fixed fee per kWh.

“Program Support Provider” shall mean and include any Person now or hereafter extending liquidity or credit or having a commitment to extend liquidity or credit to or for the account of, or to make purchases from, a Conduit Lender (or any related commercial paper issuer that finances such Conduit Lender) in support of commercial paper issued, directly or indirectly, by such Conduit Lender in order to fund Advances made by such Conduit Lender hereunder or issuing a letter of credit, surety bond or other instrument to support any obligations arising under or in connection with such Conduit Lender’s or such related issuer’s commercial paper program, but only to the extent that such letter of credit, surety bond, or other instrument supported either Commercial Paper issued to make Advances hereunder or was dedicated to that Program Support Provider’s support of the Conduit Lender as a whole rather than one particular issuer within such Conduit Lender’s commercial paper program.

“PV System” shall mean, with respect to a Solar Asset, a photovoltaic system, including Solar Photovoltaic Panels, Inverters, Racking Systems, wiring and other electrical devices, as applicable, conduits, weatherproof housings, hardware, remote monitoring equipment, connectors, meters, disconnects and over current devices (including any replacement or additional parts included from time to time).

“Qualifying Hedge Counterparty” shall mean (i) a counterparty which at all times satisfies all then applicable counterparty criteria of S&P or Moody’s for eligibility to serve as counterparty under a structured finance transaction rated “A+”, in the case of S&P or “A1”, in the case of Moody’s or (ii) an affiliate of any Funding Agent (in which case rating agency counterparty criteria shall not be applicable).

“Qualifying Hedge Counterparty Joinder” shall mean that certain Joinder Agreement executed by a Qualifying Hedge Counterparty and acknowledged by the Administrative Agent, a copy of which shall be provided to all Parties to this Agreement.

“Quarterly Manager Report” shall have the meaning set forth in the Management Agreement.

“Quarterly Servicer Report” shall have the meaning set forth in the Servicing Agreement.

“Racking System” shall mean, with respect to a PV System, the hardware required to mount and securely fasten a Solar Photovoltaic Panel onto the Host Customer site where the PV System is located.

“Rebate” shall mean any rebate by an electric distribution company, or state or local governmental authority or quasi-governmental agency as an inducement to install or use a PV System, paid upon such PV System being placed in service.

“Recipient” shall mean the Administrative Agent, the Lenders or any other recipient of any payment to be made by or on account of any obligation of the Borrowers under this Agreement or any other Transaction Document.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Refund Price” shall have the meaning set forth in the Sale and Contribution Agreement.

“Register” shall have the meaning set forth in Section 10.8.

“Regular Amortization Period” shall mean any period other than an Early Amortization Period or a Sequential Interest Amortization Period.

“Related Parties” shall mean, with respect to any Person, such Person’s Affiliates and the directors, officers, employees, agents and advisors of such Person and of such Person’s Affiliates.

“Reportable Event” shall mean a reportable event as defined in Section 4043 of ERISA and the regulations issued under such Section, with respect to a Plan, excluding, however, such events as to which the Pension Benefit Guaranty Corporation by regulation or by public notice waived the requirement of Section 4043(a) of ERISA that it be notified within thirty (30) days of the occurrence of such event, provided, that a failure to meet the minimum funding standard of Section 412 of the Internal Revenue Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waivers in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Internal Revenue Code.

“Required Lockbox Reserve Amount” shall have the meaning set forth in Section 8.2(F).

“Responsible Officer” shall mean (x) with respect to the Paying Agent and Back-Up Servicer, any President, Vice President, Assistant Vice President, Assistant Secretary, Assistant Treasurer or Corporate Trust Officer, or any other officer in the Corporate Trust Office customarily performing functions similar to those performed by any of the above designated officers, in each case having direct responsibility for the administration of this Agreement, the Servicing Agreement or the Management Agreement, as applicable, and (y) with respect to any other party hereto, any corporation, limited liability company or partnership, the chairman of the board, the president, any vice president, the secretary, the treasurer, any assistant secretary, any assistant treasurer, managing member and each other officer of such corporation or limited liability company or the general partner of such partnership specifically authorized in resolutions of the board of directors of such corporation or managing member of such limited liability company to sign agreements, instruments or other documents in connection with the Transaction Documents on behalf of such corporation, limited liability company or partnership, as the case may be, and who is authorized to act therefor.

“S&P” shall mean S&P Global Ratings, a Standard & Poor’s Financial Services LLC business, or any successor rating agency.

“Sale and Contribution Agreement” shall mean the Sale and Contribution Agreement, dated as of the Closing Date, among the Seller and the Borrowers.

“Schedule of Solar Assets” shall mean, as the context may require, the Schedule of Solar Assets assigned by the Assignors to the Seller and subsequently sold by the Seller to the Borrowers on the Closing Date, as such schedule may be amended from time to time (in accordance with the terms of the Transaction Documents).

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Scheduled Class A Advance Principal Payment” shall mean for the Class A Advances and a Payment Date an amount equal to the sum of (i) any unpaid portion of the Scheduled Class A Advance Principal Payments from prior Payment Dates, and (ii) the product of (a) (1) the Scheduled Outstanding Class A Advance Balance for the prior Payment Date minus (2) the Scheduled Outstanding Class A Advance Balance for such Payment Date; and (b) a fraction (1) the numerator of which is equal to the aggregate outstanding principal balance of the Class A Advances (without taking into account any distributions to be made on such Payment Date) minus the unpaid portion of the Scheduled Class A Advance Principal Payments from prior Payment Dates and (2) the denominator of which is the Scheduled Outstanding Class A Advance Balance for the prior Payment Date.

“Scheduled Class B Advance Principal Payment” shall mean for the Class B Advances and a Payment Date an amount equal zero.

“Scheduled Host Customer Payments” shall mean for each Eligible Solar Asset, the payments scheduled to be paid by a Host Customer during each Collection Period in respect of the initial term of the related Solar Services Agreement, as set forth on Schedule IV hereto, as the same may be updated from time to time and may be adjusted by the Manager to reflect that such Eligible Solar Asset has become a Defaulted Solar Asset, a Defective Solar Asset or if a Payment Facilitation Agreement has been executed in connection with such Eligible Solar Asset. The Scheduled Customer Payments exclude any amounts attributable to sales, use or property taxes to be collected from Host Customers.

“Scheduled Maturity Date” shall mean November 8, 2022.

“Scheduled Outstanding Class A Advance Balance” shall mean for each Payment Date and the Class A Advances, the amount set forth in Schedule V hereto.

“Scheduled Outstanding Class B Advance Balance” shall mean for each Payment Date and the Class B Advances, an amount equal zero.

“Screen Rate” shall mean the London interbank offer rate administered by ICE Benchmark Administration Limited for the relevant currency and period displayed on the appropriate page of the Thomson Reuters screen. If the agreed page is replaced or service ceases to be available, the Administrative Agent may specify another page or service displaying the same rate after consultation with the Borrower and the Majority Lenders.

“Secured Parties” shall mean the Administrative Agent, each Lender and each Qualifying Hedge Counterparty.

“Security Agreement” shall mean the Security Agreement, dated as of the Closing Date, executed and delivered by the Borrowers in favor of the Administrative Agent, for the benefit of the Secured Parties.

“Seller” shall have the meaning set forth in the introductory paragraph hereof.

“Sequential Interest Amortization Event” shall mean the occurrence of the any of the following events:

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(i) the DSCR is less than or equal to 1.00 for any Calculation Date;

(ii) as a condition to accepting its appointment as a Successor Manager, such Successor Manager requires an increase of at least 25% to the existing Manager Fee Base Rate to perform the related duties; or

(iii) as a condition to accepting its appointment as a Successor Servicer, such Successor Servicer (other than the Back-Up Servicer) requires an increase of at least 25% to the existing Administrative Fee Base Rate to perform the related duties; or

(iv) an Event of Default shall have occurred and is continuing; provided, that (A) a Sequential Interest Amortization Event of the type described in clause (i) above shall terminate on the next Calculation Date on which the DSCR is greater than 1.00, (B) a Sequential Interest Amortization Event of the type described in clauses (ii) and (iii) above shall terminate on the next Calculation Date on which the then existing Manager Fee Base Rate or Administrative Fee Base Rate, as applicable, is no longer 25% greater than the Manager Fee Base Rate or 25% greater than the Administrative Fee Base Rate on the Closing Date, and (C) a Sequential Interest Amortization Event of the type described in clause (iv) will terminate when the Event of Default has been cured or waived or is no longer continuing; provided further, that no more than two Sequential Interest Amortization Events in the aggregate may be terminated.

“Sequential Interest Amortization Period” shall mean any period after the occurrence of a Sequential Interest Amortization Event that has not been terminated in accordance with the definition thereof.

“Servicer” shall have the meaning set forth in the introductory paragraph hereof.

“Servicer Extraordinary Expenses” shall mean extraordinary expenses incurred by the Servicer in accordance with the Servicing Standard (as defined in the Servicing Agreement) in connection with any litigation, arbitration or enforcement proceeding pursued by the Servicer in respect of a Solar Service Agreement.

“Servicer Fee” shall have the meaning set forth in Section 2.1(b) of the Servicing Agreement.

“Servicer Termination Event” shall have the meaning set forth in Section 7.1 of the Servicing Agreement.

“Servicing Agreement” shall mean the Servicing Agreement, dated as of the Closing Date, by and among the Borrowers, the Servicer, the Back-Up Servicer and the Administrative Agent.

“Single Employer Plan” shall mean any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multi-Employer Plan, that is subject to Title IV of ERISA or Section 412 of the Internal Revenue Code and is sponsored or maintained by the Borrower or any ERISA Affiliate or for which the Borrower or any ERISA Affiliate may have liability by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Solar Asset” shall mean (i) a PV System installed on a residential property, (ii) all related real property rights, Permits and Manufacturer Warranties (in each case, to the extent transferable), (iii) all rights and remedies of the lessor/seller under the related Solar Service Agreement, including all Host Customer Payments on and after the related Cut-Off Date and any related security therefor (other than Host Customer Security Deposits), and (iv) all documentation in the Custodian File and other documents maintained by the Custodian related to such PV System and the Solar Service Agreement.

“Solar Asset Payment Level” shall mean, for any Collection Period, the quotient (expressed as a percentage) of (i) the sum of all Host Customer Payments actually deposited into the Collection Account during such Collection Period or that were due during such Collection Period, were deposited into the Collection Account within ten (10) Business Days after the end of such Collection Period and that the Servicer (at its option) has determined (with written notice thereof to the Paying Agent (with a copy to the Administrative Agent, the Borrower Representative and the Back-Up Servicer)) has determined to be treated as if such amounts were on deposit in the Collection Account as of the end of such Collection Period, divided by (ii) the sum of all Scheduled Host Customer Payments.

“Solar Asset Servicing Files” shall mean such files, documents, and computer files (including those documents comprising the Custodian File) necessary for the Servicer to perform the services described in the Servicing Agreement.

“Solar Photovoltaic Panel” shall mean, with respect to a PV System, the necessary hardware component that uses wafers made of silicon, cadmium telluride, or any other suitable material, to generate a direct electrical current (DC) output using energy from the sun’s light.

“Solar Service Agreement” shall mean in respect of a PV System, a Lease Agreement or a Power Purchase Agreement entered into with a Host Customer and all related Ancillary Solar Service Agreements, including any related Payment Facilitation Agreements, but excluding any Performance Guaranty or Customer Warranty Agreement.

“Solvent” shall mean with respect the Borrowers, that as of the date of determination, both (a) (i) the sum of such entity’s debt (including contingent liabilities) does not exceed the present fair saleable value of such entity’s present assets; (ii) such entity’s capital is not unreasonably small in relation to its business as contemplated on the Closing Date; and (iii) such entity has not incurred and does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts beyond its ability to pay such debts as they become due (whether at maturity or otherwise); and (b) such entity is “solvent” within the meaning given that term and similar terms under applicable laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liabilities meet the criteria for accrual under Statement of Financial Accounting Standard No. 5).

“SSA Legacy Facility” shall mean that certain credit facility represented by that Credit Agreement, dated as of April 19, 2017, by and among SSA SPV I, SSA SPV II and SSA SPV III, as borrowers, the Seller, Credit Suisse AG, New York Branch, as Agent for the financial

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

institutions parties thereto as lenders, the lenders, Wells Fargo Bank, National Association, as paying agent and U.S. Bank National Association, as custodian.

“SSA SPV I” shall have the meaning set forth in the introductory paragraph hereof.

“SSA SPV 2” shall have the meaning set forth in the introductory paragraph hereof.

“SSA SPV 3” shall have the meaning set forth in the introductory paragraph hereof.

“Subsidiary” shall mean, with respect to any Person at any time, (i) any corporation or trust of which 50% or more (by number of shares or number of votes) of the outstanding Capital Stock or shares of beneficial interest normally entitled to vote for the election of one or more directors, managers or trustees (regardless of any contingency which does or may suspend or dilute the voting rights) is at such time owned directly or indirectly by such Person or one or more of such Person’s subsidiaries, or any partnership of which such Person or any of such Peron’s Subsidiaries is a general partner or of which 50% or more of the partnership interests is at the time directly or indirectly owned by such Person or one or more of such Person’s subsidiaries, and (ii) any corporation, trust, partnership or other entity which is controlled or capable of being controlled by such Person or one or more of such Person’s subsidiaries.

“Substitute Solar Asset” shall have the meaning set forth in Section 2.8.

“Substitution Shortfall Amount” shall mean an amount in cash equal to the amount by which the Discounted Solar Asset Balance of any Solar Asset subject to a substitution pursuant to Section 2.8 (measured as of the date immediately prior to such Solar Asset becoming a Defective Solar Asset, Defaulted Solar Asset, Delinquent Solar Asset or Terminated Solar Asset, as applicable) exceeds the Discounted Solar Asset Balance of the applicable Substitute Solar Asset as of the date of such substitution.

“Successor Manager” shall mean a successor Manager appointed pursuant to the Management Agreement.

“Successor Servicer” shall have the meaning set forth in the Servicing Agreement.

“Sunnova Credit Facility” shall mean any financing agreement providing extensions of credit to the Parent or its Subsidiaries in which the Administrative Agent or its affiliates is a lender, agent or noteholder thereunder.

“Sunnova Management” shall mean Sunnova SSA Management, LLC, a Delaware limited liability company.

“Swap Rate” shall mean, the then current fixed versus LIBOR swap rate associated with the weighted average life of the expected amortization schedule of the Aggregate Outstanding Advances which is determined by the Administrative Agent’s proprietary model and mutually agreed upon by the Administrative Agent and the Borrowers.

“Takeout Agreements” shall mean agreements, instruments, documents and other records entered into in connection with a Takeout Transaction.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Takeout Transaction” means (x) any sale, assignment or other transfer of Solar Assets and related Collateral (either directly or through the sale, assignment or other transfer of all the Capital Stock of any Borrower other than SSA SPV1) by a Borrower to any of its Affiliates (including a special purpose bankruptcy remote subsidiary of Seller) or to a third party, in each case, in an arms’ length transaction, which Collateral is used to secure or provide for the payment of amounts owing (or to be owing) or expected as a result of the issuance of equity or debt securities or other Indebtedness by a Person other than such Borrower that are backed by such Collateral (a “Financing Transaction”); provided, that immediately after giving effect to such Financing Transaction, (i) no Event of Default exists (unless such Event of Default would be cured by application of the net proceeds of such Financing Transaction), (ii) an amount equal to the greater of $[***] or the Minimum Payoff Amount for the Solar Assets removed from such Borrower in the Financing Transaction shall be deposited into the Takeout Transaction Account for distribution in accordance with Section 2.6(C), (iii) there are no selection procedures utilized which are materially adverse to the Lenders with respect to those Solar Assets assigned by such Borrower in the Financing Transaction and (iv) such Financing Transaction is not guaranteed by and has no material recourse to such Borrower (except that such assets are being sold and assigned by it free and clear of all Liens) or to the Seller, (y) a financing arrangement, securitization, sale or other disposition of Solar Assets and related Collateral (either directly or through the sale or other disposition of all the Capital Stock of any Borrower other than SSA SPV1) entered into by any Borrower or any of its Affiliates other than under this Agreement so long as (1) all proceeds of such transaction shall have been deposited into the Takeout Transaction Account and (2) all Obligations shall have been paid down to zero, or (z) any other financing arrangement, securitization, sale or other disposition of Solar Assets and related Collateral (either directly or through the sale or other disposition of the Capital Stock of any Borrower) entered into by any Borrower or any of its Affiliates other than under this Agreement that is not a Financing Transaction and that has been consented to in writing by the Administrative Agent and the Majority Lenders.

“Takeout Transaction Account” shall have the meaning set forth in Section 8.2(A)(v).

“Taxes” shall mean all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, and including any interest, additions to tax or penalties applicable thereto.

“Term Securitization Transaction” shall mean the securitization transaction involving the issuance of Solar Asset Backed Notes by Sunnova Helios II Issuer, LLC on or about November 8, 2018 and all transactions and agreements entered into in connection therewith.

“Terminated Solar Asset” shall mean an Eligible Solar Asset for which the related PV System has experienced an Event of Loss and (i) is not repaired, restored, replaced or rebuilt to substantially the same condition as it existed immediately prior to the Event of Loss within 120 days of such Event of Loss or (ii) is deemed to be a Terminated Solar Asset by the Manager in accordance with the Management Agreement.

“Total Debt Service” shall, for a Payment Date, equal to the sum of (i) the Class A Senior Interest Distribution Amount plus the Class B Interest Distribution Amount for such Payment Date

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(in all cases, for both the Class A Interest Distribution Amount and Class B Interest Distribution Amount, assuming a Regular Amortization Period is in effect for such Payment Date), and (ii) the sum of the Scheduled Class A Advance Principal Payment and the Scheduled Class B Advance Principal Payment, in each case for such Payment Date.

“Transaction Documents” shall mean this Agreement, the Loan Notes, the Security Agreement, the Pledge Agreement each Fee Letter, the Wells Fargo Fee Letter, the Custodial Fee Letter, the Servicing Agreement, the Management Agreement, the Custodial Agreement, the Sale and Contribution Agreement, the Assignment Agreements, the Lockbox Agreement, the Parent Guaranty, each Hedge Agreement, and any other agreements, instruments, certificates or documents delivered hereunder or thereunder or in connection herewith or therewith, and “Transaction Document” shall mean any of the Transaction Documents.

“Transfer Date” shall mean, with respect to Initial Solar Assets, the Closing Date and with respect to any Substitute Solar Asset, the date set forth in the relevant Transfer Certificate (as defined in the Sale and Contribution Agreement).

“Transferable Solar Asset” shall mean (i) any Solar Asset that constitutes a Defaulted Solar Asset, Defective Solar Asset, Delinquent Solar Asset or Terminated Solar Asset, in each case, to the extent that the full amount of any required Unscheduled Principal Payment has been paid or provided for in the Collection Account in respect of such Solar Asset, and (ii) any Solar Asset that is replaced with a Substitute Solar Asset in accordance with Section 2.8.

“UCC” shall mean the Uniform Commercial Code as from time to time in effect in any applicable jurisdiction.

“Under Collateralization Event” shall mean, as of any date of determination, that the Aggregate Outstanding Advances exceeds the Aggregate Discounted Solar Asset Balance.

“United States” shall mean the United States of America.

“Unscheduled Principal Payment” shall mean with respect to any Payment Date, an amount equal to the sum of (without duplication):

(i) the sum of the Discounted Solar Asset Balance of all Solar Assets that became Defaulted Solar Assets during the related Collection Period (the Discounted Solar Asset Balance of each Defaulted Solar Asset measured immediately prior to such Solar Asset becoming a Defaulted Solar Asset) other than (x) any Defaulted Solar Assets that are replaced with Substitute Solar Assets pursuant to Section 2.8 at least three (3) Business Days prior to the related Payment Date or (y) any Defaulted Solar Assets for which no payments due under the related Customer Agreement were delinquent or

(ii) defaulted as of the end of such Collection Period (other than as a result of an amendment or modification to such Customer Agreement);

(iii) the sum of the Discounted Solar Asset Balance of all Solar Assets that became Terminated Solar Assets during the related Collection Period (the Discounted Solar Asset Balance of each Terminated Solar Asset measured immediately prior to such Solar

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Asset becoming a Terminated Solar Asset) other than any Terminated Solar Assets that are replaced with Substitute Solar Assets pursuant to Section 2.8 at least three (3) Business Days prior to the related Payment Date;

(iv) the sum of the Discounted Solar Asset Balance of all Solar Assets that became Defective Solar Assets during the related Collection Period (the Discounted Solar Asset Balance of each Defective Solar Asset measured immediately prior to such Solar Asset becoming a Defective Solar Asset) other than any Defective Solar Assets that are replaced with Substitute Solar Assets pursuant to Section 2.8 at least three (3) Business Days prior to the related Payment Date;

(v) [***]% of the sum of the Discounted Solar Asset Balance of all Host Customer Purchased Assets during the related Collection Period (the Discounted Solar Asset Balance of each Host Customer Purchased Asset measured immediately prior to such Solar Asset becoming a Host Customer Purchased Asset;

(vi) any Substitution Shortfall Amounts with respect to the related CollectionPeriod actually received at least three (3) Business Days prior to the related Payment Date;

(vii) any Payment Facilitation Amounts with respect to the related Collection Period; and

(viii) any unpaid portion of Unscheduled Principal Payments from prior Payment Dates.

“U.S. Person” shall mean any Person who is a U.S. person within the meaning of Section 7701(a)(30) of the Internal Revenue Code.

“U.S. Tax Compliance Certificate” shall have the meaning set forth in Section 2.14(G)(ii)(b)(3).

“Wells Fargo Fee Letter” shall mean that certain letter agreement, dated as of October 30, 2018, among the Borrowers and the Paying Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT B-1

FORM OF FUNDING CERTIFICATE

FUNDING CERTIFICATE

SUNNOVA LAP HOLDINGS, LLC

SUNNOVA LAP I, LLC

SUNNOVA LAP II, LLC

November 8, 2018

In connection with that certain Amended and Restated Credit Agreement, dated as of November 8, 2018 (as may be amended from time to time, the “Credit Agreement”), by and among SUNNOVA LAP HOLDINGS, LLC, a Delaware limited liability company (“SSA SPV1”), SUNNOVA LAP I, LLC, a Delaware limited liability company (“SSA SPV2”), and SUNNOVA LAP II, LLC, a Delaware limited liability company (“SSA SPV3” and, together with SSA SPV1 and SSA SPV2, each a “Borrower” and, collectively, “Borrowers”), SUNNOVA SSA MANAGEMENT, LLC, a Delaware limited liability company, as manager (in such capacity, the “Manager”), SUNNOVA SSA MANAGEMENT, LLC, a Delaware limited liability company, as servicer (in such capacity, the “Servicer”), SUNNOVA ASSET PORTFOLIO 7 HOLDINGS, LLC, a Delaware limited liability company (the “Seller”), Credit Suisse AG, New York Branch, as administrative agent for the financial institutions that may become parties thereto as Lenders, the Lenders, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Paying Agent, and U.S. BANK NATIONAL ASSOCIATION, as Custodian, the Borrower hereby certifies that

1. The attached Schedule I sets forth the calculations with respect to Class A Advances on the Closing Date (the “Class A Closing Date Funding Calculation”) and provides all data used, in Excel format, to calculate the foregoing as of the date set forth above and the computations reflected in the Class A Closing Date Funding Calculation are true, correct and complete.

2. Each Solar Asset included in the Class A Closing Date Funding Calculation constitutes an Eligible Solar Asset as of the date hereof.

Capitalized terms used but not defined herein shall have the meanings specified in the Credit Agreement.

IN WITNESS WHEREOF, the undersigned has executed this certificate as of the date first written above.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

SUNNOVA LAP HOLDINGS, LLC, as Borrower Representative

By:

Name:
Title:

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

SCHEDULE I

[see attached]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT B-2

FORM OF NOTICE OF BORROWING

                , 20

To: Credit Suisse AG, New York Branch, as Administrative Agent, Class A Funding Agent and Class B Funding Agent

11 Madison Avenue, 4th Floor

New York, NY 10010

Attention: Patrick Duggan

Patrick Hart

Ladies and Gentlemen:

Reference is made to the Amended and Restated Credit Agreement, dated as of November 8, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Sunnova LAP Holdings, LLC, Sunnova LAP I, LLC, and Sunnova LAP II, LLC (each a “Borrower” and, collectively, the “Borrowers”), Sunnova SSA Management, LLC, as Manager and as Servicer, Sunnova Asset Portfolio 7 Holdings, LLC, as Seller, Credit Suisse AG, New York Branch, as Administrative Agent for the financial institutions that may from time to time become parties thereto as Lenders (in such capacity, the “Administrative Agent”), the Lenders, Wells Fargo Bank, National Association, as Paying Agent and U.S. Bank National Association, as Custodian. Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

A: In accordance with Section 2.4 of the Credit Agreement, the Borrower Representative hereby requests that the Class A Lenders provide a Class A Advances based on the following criteria:

1. Aggregate principal amount of Class A Advances requested: $[                ]

2. Allocated amount of such Class A Advance to be paid by the Class A Lenders in each Class A Lender Group:

CS Lender Group $[                ]

[                ] $

3. $                 should be transferred to the Liquidity ReserveAccount

4. $                 should be transferred to the Inverter Reserve Account

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Account(s) to which Class A Funding Agents should wire the balance of the requested funds:

Bank Name: [                ]

ABA No.: [                ]

Account Name: [                ]

Account No.: [                ]

Reference: [                ]

5. Attached to this notice as Exhibit A is the Funding Certificate in connection with these Class A Advances.

B: In accordance with Section 2.4 of the Credit Agreement, the Borrower Representative hereby requests that the Class B Lenders provide Class B Advances based on the following criteria:

1. Aggregate principal amount of Class B Advances requested: $[                ]

2. Allocated amount of such Class B Advance to be paid by the Class B Lenders in each Class B Lender Group:

[                ] $

[                ] $

3. $                 should be transferred to the Liquidity Reserve Account

4. $                should be transferred to the Inverter Reserve Account Account(s) to which Class B Funding Agents should wire the balance of the requested funds:

Bank Name: [                ]

ABA No.: [                ]

Account Name: [                ]

Account No.: [                ]

Reference: [                ]

5. Attached to this notice as Exhibit B is the Funding Certificate in connection with these Class B Advances.

C: In accordance with Section 3.1 of the Credit Agreement, the Borrower Representative hereby certifies that no Cash Trap Event, Sequential Interest Amortization Event, Early Amortization Event, Event of Default, Potential Cash Trap Event, Potential Sequential Interest

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Amortization Event, Potential Early Amortization Event or Potential Default has occurred and is continuing or would result from any borrowing of any Advance or from the application of the proceeds therefrom.

Very truly yours, SUNNOVA LAP HOLDINGS, LLC, as Borrower Representative

By:

Name:
Title:

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT C

FORM OF SUBSTITUTION CERTIFICATE

                                                      , 20

To: Credit Suisse AG, New York Branch, as Administrative Agent and as Class A Funding Agent

11 Madison Avenue, 4th Floor

New York, NY 10010

Attention: Patrick Duggan

Patrick Hart

Ladies and Gentlemen:

Reference is made to the Amended and Restated Credit Agreement, dated as of November 8, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Sunnova LAP Holdings, LLC, Sunnova LAP I, LLC, and Sunnova LAP II, LLC (each a “Borrower” and, collectively, the “Borrowers”), Sunnova SSA Management, LLC, as Manager and as Servicer, Sunnova Asset Portfolio 7 Holdings, LLC, as Seller, Credit Suisse AG, New York Branch, as Administrative Agent for the financial institutions that may from time to time become parties thereto as Lenders (in such capacity, the “Administrative Agent”), the Lenders, Wells Fargo Bank, National Association, as Paying Agent and U.S. Bank National Association, as Custodian. Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Pursuant to Section 2.8 of the Credit Agreement, on the date hereof [Borrower] has substituted for the [Defective Solar Assets, Defaulted Solar Assets, Delinquent Solar Assets, Terminated Solar Assets or Host Customer Purchased Assets] set forth on Schedule I attached hereto the Substitute Solar Assets set forth on Schedule II attached hereto. In accordance with Section 2.8 of the Credit Agreement, the Borrower Representative hereby certifies that:

(A) each Substitute Solar Asset is an Eligible Solar Asset [and, during an Early Amortization Period, or Sequential Interest Amortization Period or Cash Trap Period, has been pre-approved by Administrative Agent on or before the date of substitution];

(B) Schedule III attached hereto sets forth the calculation of the Substitution Shortfall Amount as a result of such substitution and such Substitution Shortfall Amount, if any, shall be deposited into the Collection Account on the date of such substitution;

(C) no Potential Default or Event of Default has occurred and is continuing (before or after giving effect to such substitution) unless such Potential Default or Event of Default would be cured after giving effect to such substitution and the payment of any related Substitution Shortfall Amount; and

(D) the Borrower Representative or the Seller has delivered to the Custodian the Custodian File for any Substitute Solar Assets for certification pursuant to the Custodian

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Agreement and Administrative Agent has received the related A-1 Custodial Certification in respect of such Substitute Solar Assets from the Custodian pursuant to the Custodial Agreement; and

(E) such Solar Asset is not a Not In Service Solar Asset The foregoing certifications, together with the computations set forth in Schedule III hereto, are made and delivered this                              day of                                                                   20        .

Very truly yours, SUNNOVA LAP HOLDINGS, LLC, as Borrower Representative

By:

Name:
Title:

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

SCHEDULE I

SUBSTITUTED SOLAR ASSETS

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

SCHEDULE II

SUBSTITUTE SOLAR ASSETS

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

SCHEDULE III

SUBSTITUTION SHORTFALL AMOUNT CALCULATION

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT D-1

FORM OF CLASS A LOAN NOTE

CLASS A LOAN NOTE

Up to $44,204,545.48	November 8, 2018
New York, New York

Reference is made to that certain Amended and Restated Credit Agreement, dated as of November 8, 2018 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among SUNNOVA LAP HOLDINGS, LLC, a Delaware limited liability company (“SSA SPV1”), SUNNOVA LAP I, LLC, a Delaware limited liability company (“SSA SPV2”), and SUNNOVA LAP II, LLC, a Delaware limited liability company (“SSA SPV3” and, together with SSA SPV1 and SSA SPV2, each a “Borrower” and, collectively, “Borrowers”), SUNNOVA SSA MANAGEMENT, LLC, a Delaware limited liability company, as manager and as servicer, SUNNOVA ASSET PORTFOLIO 7 HOLDINGS, LLC, a Delaware limited liability company, as seller, CREDIT SUISSE AG, NEW YORK BRANCH, as administrative agent for the Lenders (including any Conduit Lender) that may become parties thereto, the Lenders, WELLS FARGO BANK, NATIONAL ASSOCIATION, as paying agent, and U.S. BANK NATIONAL ASSOCIATION, as custodian. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

FOR VALUE RECEIVED, the Borrowers hereby promise to pay CREDIT SUISSE AG, NEW YORK BRANCH, as Class A Funding Agent, for the benefit of the Class A Lenders in its Class A Lender Group (the “Class A Loan Note Holder”) on the Maturity Date or such earlier date as provided in the Credit Agreement, in immediately available funds in lawful money of the United States the principal amount of up to FORTY FOUR MILLION TWO HUNDRED AND FOUR THOUSAND FIVE HUNDRED AND FORTY FIVE DOLLARS AND FORTY EIGHT CENTS ($44,204,545.48) or, if less, the aggregate unpaid principal amount of all Advances made by the Class A Lenders in the Class A Loan Note Holder’s Class A Lender Group to the Borrower pursuant to the Credit Agreement together with all accrued but unpaid interest thereon.

The Borrowers also agree to pay interest in like money to the Class A Loan Note Holder, for the benefit of the Class A Lenders in its Class A Lender Group, on the unpaid principal amount of each such Class A Advance from time to time from the date hereof until payment in full thereof at the rate or rates and on the dates set forth in the Credit Agreement.

This Class A Loan Note is one of the Loan Notes referred to in, and is entitled to the benefits of, the Credit Agreement, which, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of the principal hereof prior to the maturity hereof upon the terms and conditions specified therein and is secured by the Collateral including the Solar Assets.

In the event of any inconsistency between the provisions of this Class A Loan Note and the provisions of the Credit Agreement, the Credit Agreement will prevail.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

THIS CLASS A LOAN NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAWS OF THE STATE OF NEW YORK BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS CLASS A LOAN NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS CLASS A LOAN NOTE, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, OR ANY LEGAL PROCESS WITH RESPECT TO ITSELF OR ANY OF ITS PROPERTY, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS CLASS A LOAN NOTE OR ANY DOCUMENT RELATED HERETO. EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

ALL PARTIES HEREUNDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS CLASS A LOAN NOTE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PARTIES IN CONNECTION HEREWITH OR THEREWITH. ALL PARTIES ACKNOWLEDGE AND AGREE THAT THEY HAVE RECEIVED FULL AND SIGNIFICANT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR ALL PARTIES TO ENTER INTO THIS CLASS A LOAN NOTE.

This Class A Loan Note may be transferred or assigned by the holder hereof at any time, subject to compliance with any applicable law. This Class A Loan Note shall be binding upon the Borrowers and shall inure to the benefit of the holder hereof and its successors and assigns. The obligations and liabilities of the Borrowers hereunder may not be assigned to any Person without the prior written consent of the holder hereof. Any such assignment in violation of this paragraph shall be void and of no force or effect.

Demand, presentment, protest and notice of nonpayment and protest are hereby waived by the Borrowers.

[Signature page follows.]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, this Class A Loan Note has been duly executed and delivered on behalf of the Borrowers by its duly authorized officer on the date and year first written above.

SUNNOVA LAP HOLDINGS, LLC

By:
Name:
Title:

SUNNOVA LAP I, LLC

By:
Name:
Title:

SUNNOVA LAP II, LLC

By:
Name:
Title:

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT D-2

FORM OF CLASS B LOAN NOTE

CLASS B LOAN NOTE

Up to $0	November 8, 2018
New York, New York

Reference is made to that certain Amended and Restated Credit Agreement, dated as of November 8, 2018 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among SUNNOVA LAP HOLDINGS, LLC, a Delaware limited liability company (“SSA SPV1”), SUNNOVA LAP I, LLC, a Delaware limited liability company (“SSA SPV2”), and SUNNOVA LAP II, LLC, a Delaware limited liability company (“SSA SPV3” and, together with SSA SPV1 and SSA SPV2, each a “Borrower” and, collectively, “Borrowers”), SUNNOVA SSA MANAGEMENT, LLC, a Delaware limited liability company, as manager and as servicer, SUNNOVA ASSET PORTFOLIO 7 HOLDINGS, LLC, a Delaware limited liability company, as seller, CREDIT SUISSE AG, NEW YORK BRANCH, as administrative agent for the Lenders (including any Conduit Lender) that may become parties thereto, the Lenders, WELLS FARGO BANK, NATIONAL ASSOCIATION, as paying agent, and U.S. BANK NATIONAL ASSOCIATION, as custodian. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

FOR VALUE RECEIVED, the Borrowers hereby promise to pay CREDIT SUISSE AG, NEW YORK BRANCH, as Class B Funding Agent, for the benefit of the Class B Lenders in its Class B Lender Group (the “Class B Loan Note Holder”) on the Maturity Date or such earlier date as provided in the Credit Agreement, in immediately available funds in lawful money of the United States the principal amount of up to ZERO DOLLARS ($0) or, if less, the aggregate unpaid principal amount of all Advances made by the Class B Lenders in the Class B Loan Note Holder’s Class B Lender Group to the Borrowers pursuant to the Credit Agreement together with all accrued but unpaid interest thereon.

The Borrowers also agree to pay interest in like money to the Class B Loan Note Holder, for the benefit of the Class B Lenders in its Class B Lender Group, on the unpaid principal amount of each such Class B Advance from time to time from the date hereof until payment in full thereof at the rate or rates and on the dates set forth in the Credit Agreement.

This Class B Loan Note is one of the Loan Notes referred to in, and is entitled to the benefits of, the Credit Agreement, which, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of the principal hereof prior to the maturity hereof upon the terms and conditions specified therein and is secured by the Collateral including the Solar Assets.

In the event of any inconsistency between the provisions of this Class B Loan Note and the provisions of the Credit Agreement, the Credit Agreement will prevail.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

THIS CLASS B LOAN NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAWS OF THE STATE OF NEW YORK BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS CLASS B LOAN NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS CLASS B LOAN NOTE, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, OR ANY LEGAL PROCESS WITH RESPECT TO ITSELF OR ANY OF ITS PROPERTY, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS CLASS B LOAN NOTE OR ANY DOCUMENT RELATED HERETO. EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

ALL PARTIES HEREUNDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS CLASS B LOAN NOTE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PARTIES IN CONNECTION HEREWITH OR THEREWITH. ALL PARTIES ACKNOWLEDGE AND AGREE THAT THEY HAVE RECEIVED FULL AND SIGNIFICANT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR ALL PARTIES TO ENTER INTO THIS CLASS B LOAN NOTE.

This Class B Loan Note may be transferred or assigned by the holder hereof at any time, subject to compliance with any applicable law. This Class B Loan Note shall be binding upon the Borrowers and shall inure to the benefit of the holder hereof and its successors and assigns. The obligations and liabilities of the Borrowers hereunder may not be assigned to any Person without the prior written consent of the holder hereof. Any such assignment in violation of this paragraph shall be void and of no force or effect.

Demand, presentment, protest and notice of nonpayment and protest are hereby waived by the Borrowers.

[Signature page follows.]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, this Class B Loan Note has been duly executed and delivered on behalf of the Borrowers by their duly authorized officer on the date and year first written above.

SUNNOVA LAP HOLDINGS, LLC

By:
Name:
Title:

SUNNOVA LAP I, LLC

By:
Name:
Title:

SUNNOVA LAP II, LLC

By:
Name:
Title:

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT E

[RESERVED]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT F

FORM OF ASSIGNMENT AGREEMENT

This Assignment Agreement (the “Assignment Agreement”) is dated as of the Effective Date set forth below and is entered into by and between the Assignor identified in item 1 below (the “Assignor”) and the Assignee identified in item 2 below (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Amended and Restated Credit Agreement identified below (as amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment Agreement as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a [Class A][Class B] Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below, and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a [Class A][Class B] Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by the Assignor to the Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Each such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment Agreement, without representation or warranty by the Assignor.

1.	Assignor:

2.	Assignee:

3.	Borrowers:	Sunnova LAP Holdings, LLC, Sunnova LAP I, LLC, and Sunnova LAP II, LLC

4.	Administrative Agent: Credit Suisse AG, New York Branch

5.	Credit Agreement: Credit Agreement dated as of November 8, 2018, by and among Sunnova LAP Holdings, LLC, a Delaware limited liability company, Sunnova LAP I, LLC, a Delaware limited liability company, and Sunnova LAP II,

LLC, a Delaware limited liability company, Sunnova SSA Management, LLC, a Delaware limited liability company, as manager and as servicer, Sunnova Asset Portfolio 7 Holdings, LLC,

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

a Delaware limited liability company, as seller, Credit Suisse AG, New York Branch, as administrative agent for the Lenders (including any Conduit Lender) that may become parties thereto, the Lenders, Wells Fargo Bank, National Association, as paying agent, and U.S. Bank National Association, as custodian

6. Assigned Interest:

ASSIGNOR	ASSIGNEE	TYPE OF LOANS ASSIGNED (CLASS A OR CLASS B)	AGGREGATE AMOUNT OF LOANS FOR ALL LENDERS	AMOUNT OF LOANS ASSIGNED	PERCENTAGE ASSIGNED OF LOANS
			$	$	%

[Signature pages follow]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Effective Date:                         , 201[    ]

The terms set forth in this Assignment Agreement are hereby agreed to:

ASSIGNOR [NAME OF ASSIGNOR]

By:

Name:

Title:

ASSIGNEE

[NAME OF ASSIGNOR]

By:

Name:

Title:

Accepted:

CREDIT SUISSE AG, New York Branch, as Administrative Agent

By:

Name:

Title:

By:

Name:

Title:

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

[Consented to:]1

SUNNOVA LAP HOLDINGS, LLC as a Borrower and as Borrower Representative

By:

Name:
Title:

SUNNOVA LAP I, LLC, as a Borrower

By:

Name:
Title:

SUNNOVA LAP II, LLC, as a Borrower

By:

Name:
Title:

[1]	To be added only if the consent of the Borrowers is required by the terms of the Credit Agreement.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

ANNEX 1

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AGREEMENT

SECTION 1. REPRESENTATIONS AND WARRANTIES.

Section 1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment Agreement and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Transaction Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Transaction Documents or any collateral thereunder, (iii) the financial condition of the Borrowers or any other Person obligated in respect of any Transaction Document, or (iv) the performance or observance by the Borrowers or any other Person of any of their respective obligations under any Transaction Document.

Section 1.2 Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment Agreement and to consummate the transactions contemplated hereby and to become a [Class A][Class B] Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 10.8 of the Credit Agreement (subject to such consents, if any, as may be required under Section 10.8 of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a [Class A][Class B] Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a [Class A][Class B] Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to the Credit Agreement, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment Agreement and to purchase the Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment Agreement and to purchase the Assigned Interest, and (vii) attached to the Assignment Agreement is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Transaction Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Transaction Documents are required to be performed by it as a Lender.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

SECTION 2. PAYMENTS.

From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to, on or after the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves. Notwithstanding the foregoing, the Administrative Agent shall make all payments of interest, fees or other amounts paid or payable in kind from and after the Effective Date to the Assignee.

SECTION 3. GENERAL PROVISIONS.

This Assignment Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment Agreement may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment Agreement. This Assignment Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.